UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.         )

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MDU Resources Group, Inc.
(Name of Registrant as Specified In Its Charter)
____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 18, 2015
To Our Stockholders:
Please join us for the 2015 Annual Meeting of Stockholders. The meeting will be held on Tuesday, April 28, 2015, at 11:00 a.m., Central Daylight Saving Time, at 909 Airport Road, Bismarck, North Dakota.
The formal matters are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We also will have a brief report on current matters of interest. Lunch will be served following the meeting.
We were pleased with the stockholder response for the 2014 Annual Meeting at which 90.21 percent of the common stock was represented in person or by proxy. We hope for an even greater representation at the 2015 meeting.
You may vote your shares by telephone, by the Internet, or by returning the enclosed proxy card. Representation of your shares at the meeting is very important. We urge you to submit your proxy promptly.
Brokers may not vote your shares on two of the three matters to be presented if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.
All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. Registered stockholders will receive a request for admission ticket(s) with their proxy card that can be completed and returned to us postage-free. Stockholders whose shares are held in the name of a bank or broker will not receive a request for admission ticket(s). They should, instead, (1) call (701) 530-1000 to request an admission ticket(s), (2) bring a statement from their bank or broker showing proof of stock ownership as of March 2, 2015, to the annual meeting, and (3) present their admission ticket(s) and photo identification, such as a driver’s license. Directions to the meeting will be included with your admission ticket.
I hope you will find it possible to attend the meeting.

Sincerely yours,

David L. Goodin

MDU Resources Group, Inc. Proxy Statement

Proxy Statement

MDU RESOURCES GROUP, INC.
1200 West Century Avenue
Mailing Address:
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(701) 530-1000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 28, 2015
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on April 28, 2015
The 2015 Notice of Annual Meeting and Proxy Statement and 2014 Annual Report
to Stockholders are available at www.mdu.com/proxymaterials.

March 18, 2015
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at 909 Airport Road, Bismarck, North Dakota, on Tuesday, April 28, 2015, at 11:00 a.m., Central Daylight Saving Time, for the following purposes:

(1)	Election of ten directors nominated by the board of directors for one-year terms;

(2)	Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2015;

(3)	Approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers; and

(4)	Transaction of any other business that may properly come before the meeting or any adjournment(s) thereof.
The board of directors has set the close of business on March 2, 2015, as the record date for the determination of common stockholders who will be entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof.
All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. Registered stockholders will receive a request for admission ticket(s) with their proxy card that can be completed and returned to us postage-free. Stockholders whose shares are held in the name of a bank or broker will not receive a request for admission ticket(s). They should, instead, (1) call (701) 530-1000 to request an admission ticket(s), (2) bring a statement from their bank or broker showing proof of stock ownership as of March 2, 2015, to the annual meeting, and (3) present their admission ticket(s) and photo identification, such as a driver’s license. Directions to the meeting will be included with your admission ticket. We look forward to seeing you.

By order of the Board of Directors,

Paul K. Sandness
Secretary

MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Page

Notice of Annual Meeting of Stockholders

Proxy Statement	1

Voting Information	1

Item 1. Election of Directors	3

Director Nominees	3

Item 2. Ratification of Independent Registered Public Accounting Firm	11

Accounting and Auditing Matters	11

Item 3. Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers	12

Executive Compensation	13

Compensation Discussion and Analysis	13

Compensation Committee Report	30

Summary Compensation Table for 2014	31

Grants of Plan-Based Awards in 2014	32

Outstanding Equity Awards at Fiscal Year-End 2014	36

Pension Benefits for 2014	37

Nonqualified Deferred Compensation for 2014	40

Potential Payments upon Termination or Change of Control	41

Director Compensation for 2014	46

Information Concerning Executive Officers	49

Security Ownership	51

Related Person Transaction Disclosure	53

Corporate Governance	53

Section 16(a) Beneficial Ownership Reporting Compliance	59

Conduct of Meeting; Adjournment	60

Other Business	60

Shared Address Stockholders	60

2016 Annual Meeting of Stockholders	60

Exhibit A - Companies that Participated in the Compensation Surveys and Databases	A-1

Exhibit B - Companies Surveyed using Equilar, Inc. - for Named Executive Officer Positions -
Competitive Analysis to Determine Base Salary, Target Annual Cash Compensation, and
Target Total Direct Compensation
B-1

MDU Resources Group, Inc. Proxy Statement

Proxy Statement

PROXY STATEMENT
The board of directors of MDU Resources Group, Inc. is furnishing this proxy statement beginning March 18, 2015, to solicit your proxy for use at our annual meeting of stockholders on April 28, 2015, and any adjournment(s) thereof. We are soliciting proxies principally by mail, but directors, officers, and employees of MDU Resources Group, Inc. or its subsidiaries may solicit proxies personally, by telephone, or by electronic media, without compensation other than their regular compensation. Okapi Partners LLC additionally will solicit proxies for approximately $8,000 plus out-of-pocket expenses. We will pay the cost of soliciting your proxy and reimburse brokers and others for forwarding proxy materials to you.
The Securities and Exchange Commission’s e-proxy rules allow companies to post their proxy materials on the Internet and provide only a Notice of Internet Availability of Proxy Materials to stockholders as an alternative to mailing full sets of proxy materials except upon request. For 2015, we have elected to use the Securities and Exchange Commission’s full set delivery option, which means that while we are posting our proxy materials online, we are also mailing a full set of our proxy materials to our stockholders. We believe that mailing a full set of proxy materials will help ensure that a majority of outstanding shares of our common stock are present in person or represented by proxy at our meeting. We also hope to help maximize stockholder participation. Therefore, even if you previously consented to receiving your proxy materials electronically, you will receive a full set of proxy materials in the mail for this year’s annual meeting. However, we will continue to evaluate the option of providing only a Notice of Internet Availability of Proxy Materials to some or all of our stockholders in the future.
VOTING INFORMATION
Who may vote? You may vote if you owned shares of our common stock at the close of business on March 2, 2015. You may vote each share that you owned on that date on each matter presented at the meeting and any adjournment(s) thereof. As of March 2, 2015, we had 194,597,172 shares of common stock outstanding entitled to one vote per share.
What am I voting on? You are voting on:
•election of ten directors nominated by the board of directors for one-year terms
•ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2015
•approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers and
•any other business that is properly brought before the meeting or any adjournment(s) thereof.
What vote is required to pass an item of business? A majority of our outstanding shares of common stock entitled to vote must be present in person or represented by proxy to hold the meeting.
If you hold shares through an account with a bank or broker, the bank or broker may vote your shares on some matters even if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares on certain matters when their customers do not provide voting instructions. However, on other matters, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on those matters and a “broker non-vote” occurs. This means that brokers may not vote your shares on items 1 and 3 if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.
Item 1 – Election of Directors
A majority of votes cast is required to elect a director in an uncontested election. A majority of votes cast means the number of votes cast “for” a director’s election must exceed the number of votes cast “against” the director’s election. “Abstentions” and “broker non-votes” do not count as votes cast “for” or “against” the director’s election. In a contested election, which is an election in which the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of the votes cast. If a nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the proxies will vote your shares in their discretion for another person nominated by the board.

MDU Resources Group, Inc. Proxy Statement 1

Proxy Statement

Our policy on majority voting for directors contained in our corporate governance guidelines requires any proposed nominee for re-election as a director to tender to the board, prior to nomination, his or her irrevocable resignation from the board that will be effective, in an uncontested election of directors only, upon:

•	receipt of a greater number of votes “against” than votes “for” election at our annual meeting of stockholders and

•	acceptance of such resignation by the board of directors.
Following certification of the stockholder vote, the nominating and governance committee will promptly recommend to the board whether or not to accept the tendered resignation. The board will act on the nominating and governance committee’s recommendation no later than 90 days following the date of the annual meeting.
Item 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2015
Approval of Item 2 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes “against” the proposal.
Item 3 – Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers
Approval of Item 3 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the item. Abstentions will count as votes “against” the item. Broker non-vote shares are not entitled to vote on the item and, therefore, are not counted in the vote.
Unless you specify otherwise when you submit your proxy, the proxies will vote your shares of common stock “for” all directors nominated by the board of directors and “for” items 2 and 3.
How do I vote? If you are a stockholder of record, you may vote by:

•	calling the toll free telephone number on the enclosed proxy card

•	using the Internet as described on the enclosed proxy card or

•	returning the enclosed proxy card in the envelope provided.
If you are a beneficial owner, you must provide voting instructions to your bank, broker, or other nominee to ensure your shares are voted as you would like. You should follow their instructions.
You may also vote in person at the meeting. However, if you are the beneficial owner of the shares, you must obtain a legal proxy from your bank or broker and present it at the meeting. A legal proxy identifies you, states the number of shares you own, and gives you the right to vote those shares. Without a legal proxy we cannot identify you as the beneficial owner of the shares or know how many shares you have to vote.
Can I change my vote? Yes.
If you are a stockholder of record, you may revoke your proxy and change your vote by:

•	submitting a written revocation to the corporate secretary before the meeting

•	submitting a proxy bearing a later date to the corporate secretary before the meeting or

•	voting in person at the meeting.
If you are a beneficial owner, you may change your vote by providing later dated voting instructions to your bank, broker, or other nominee in accordance with their procedures or by obtaining a legal proxy and voting in person at the meeting, as set forth above.

2 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

ITEM 1. ELECTION OF DIRECTORS
The board expresses its thanks to J. Kent Wells, who resigned effective February 28, 2015. Mr. Wells had served as a director and vice chairman of the corporation since January 4, 2013, and as president (until July 15, 2014) and chief executive officer of Fidelity Exploration & Production Company since May 2, 2011.
All nominees for director are nominated to serve one-year terms until the annual meeting of stockholders in 2016 and until their respective successors are elected and qualified, or until their earlier resignation, removal from office, or death.
We have provided information below about our nominees, all of whom are incumbent directors, including their ages, years of service as directors, business experience, and service on other boards of directors, including any other directorships held during the past five years. We have also included information about each nominee’s specific experience, qualifications, attributes, or skills that led the board to conclude that he or she should serve as a director of MDU Resources Group, Inc. at the time we file our proxy statement, in light of our business and structure. Unless we specifically note below, no corporation or organization referred to below is a subsidiary or other affiliate of MDU Resources Group, Inc.
Director Nominees

Thomas Everist	Director Since 1995
65	Compensation Committee

Mr. Everist has served as president and chairman of The Everist Company, Sioux Falls, South Dakota, an aggregate, concrete, and asphalt production company, since April 15, 2002. He has been a managing member of South Maryland Creek Ranch, LLC, a land development company, since June 2006, president of SMCR, Inc., an investment company, since June 2006, and a managing member of MCR Builders, LLC, which provides residential building services to South Maryland Creek Ranch, LLC, since November 2014. He was previously president and chairman of L.G. Everist, Inc., Sioux Falls, South Dakota, an aggregate production company, from 1987 to April 15, 2002. He held a number of positions in the aggregate and construction industries prior to assuming his current position with The Everist Company. He is a director of Showplace Wood Products, Sioux Falls, South Dakota, a custom cabinets manufacturer, and has been a director of publicly traded Raven Industries, Inc., Sioux Falls, South Dakota, a general manufacturer of electronics, flow controls, and engineered films since 1996, and its chairman of the board since April 1, 2009. Mr. Everist has served as a director and chairman of the board of Everist Genomics, Inc., Ann Arbor, Michigan, which provides solutions for personalized medicines since 2002. He served as Everist Genomics’ chief executive officer from August 2012 to December 2012. He was a director of Angiologix Inc., Mountain View, California, a medical diagnostic device company, from July 2010 through October 2011 when it was acquired by Everist Genomics, Inc. He has been a director of Bell, Inc., Sioux Falls, South Dakota, a manufacturer of folding cartons and packages, since April 2011.
Mr. Everist attended Stanford University where he received a bachelor’s degree in mechanical engineering and a master’s degree in construction management. He is active in the Sioux Falls community and currently serves as a director on the Sanford Health Foundation, a nonprofit charitable health services organization, and co-founder and chairman of the board of Searching for Solutions Institute, a nonprofit public foundation that provides leaders with resources to address critical social issues. From July 2001 to June 2006, he served on the South Dakota Investment Council, the state agency responsible for prudently investing state funds.
The board concluded that Mr. Everist should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. A significant portion of MDU Resources Group, Inc.’s earnings is derived from its construction services and aggregate mining businesses. Mr. Everist has considerable business experience in this area, with more than 41 years in the aggregate and construction materials industry. He has also demonstrated success in his business and leadership skills, serving as president and chairman of his companies for over 27 years. We value other public company board service. Mr. Everist has experience serving as a director and chairman of another public company, which enhances his contributions to our board. His leadership skills and experience with his own companies and on other boards enable him to be an effective board member and compensation committee chairman. Mr. Everist is our longest serving board member, providing 20 years of board experience as well as extensive knowledge of our business.

MDU Resources Group, Inc. Proxy Statement 3

Proxy Statement

Karen B. Fagg	Director Since 2005
Age 61	Compensation Committee Nominating and Governance Committee

Ms. Fagg served as vice president of DOWL LLC, d/b/a DOWL HKM, an engineering and design firm, from April 2008 until her retirement on December 31, 2011. Ms. Fagg was president from April 1, 1995 to June 2000, and chairman, chief executive officer, and majority owner from June 2000 through March 2008 of HKM Engineering, Inc., Billings, Montana, an engineering and physical science services firm. HKM Engineering, Inc. merged with DOWL LLC on April 1, 2008. Ms. Fagg was employed with MSE, Inc., Butte, Montana, an energy research and development company, from 1976 through 1988, and from 1993 to April 1995 she served as vice president of operations and corporate development director. From 1989 through 1992, Ms. Fagg served a four-year term as director of the Montana Department of Natural Resources and Conservation, Helena, Montana, the state agency charged with promoting stewardship of Montana’s water, soil, energy, and rangeland resources; regulating oil and gas exploration and production; and administering several grant and loan programs.
Ms. Fagg has a bachelor’s degree in mathematics from Carroll College in Helena, Montana. In 2013, she served on a three-person selection committee appointed by the Attorney General to identify trustees for the Montana Healthcare Foundation Board. She also became a board member of the Montana Justice Foundation, whose mission is to achieve equal access to justice for all Montanans through effective funding and leadership, and of the First Interstate BancSystem Foundation, which has a strong commitment to community. She has been a board member of the Billings Chamber of Commerce since July 2009 serving as its chair from July 2013 to July 2014, as well as a member of the Billings Catholic Schools Board since December 2011. She served on the board for St. Vincent’s Healthcare from October 2003 until October 2009, including a term as board chair, on the board of Deaconess Billings Clinic Health System from 1994 to 2002, as a member of the Board of Trustees of Carroll College from 2005 through 2010, and on the board of advisors of the Charles M. Bair Family Trust from 2008 to July 2011, including a term as board chair. From 2007 until December 31, 2011, she was a member of the Montana State University Engineering Advisory Council, whose responsibilities include evaluating the mission and goals of the College of Engineering and assisting in the development and implementation of the college’s strategic plan. From 2002 through 2006, she served on the Montana Board of Investments, the state agency responsible for prudently investing state funds. From 2001 to 2005, she served on the board of Montana State University’s Advanced Technology Park. From 1998 through 2006, she served on the ZooMontana Board and as vice chair from 2005 through 2006.
The board concluded that Ms. Fagg should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Construction and engineering, energy, and the responsible development of natural resources are all important aspects of our business. Ms. Fagg has business experience in all these areas, including 17 years of construction and engineering experience at DOWL HKM and its predecessor, HKM Engineering, Inc., where she served as vice president, president, chief executive officer, and chairman. Ms. Fagg also has 14 years of experience in energy research and development at MSE, Inc., where she served as vice president of operations and corporate development director, and four years focusing on stewardship of natural resources as director of the Montana Department of Natural Resources and Conservation. In addition to her industry experience, Ms. Fagg brings to our board over 20 years of business leadership and management experience, including over 8 years as president, chief executive officer, and chairman of her own company, as well as knowledge and experience acquired through her service on a number of Montana state and community boards.

4 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

David L. Goodin	Director Since 2013
Age 53	President and Chief Executive Officer

Mr. Goodin was elected president and chief executive officer and a director of the company effective January 4, 2013. Prior to that, he served as chief executive officer and president of Intermountain Gas Company effective October 2008, chief executive officer of Cascade Natural Gas Corporation, Montana-Dakota Utilities Co., and Great Plains Natural Gas Co. effective June 2008, president of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. effective March 2008, and president of Cascade Natural Gas Corporation effective July 2007. He began his career with the company in 1983 at Montana-Dakota Utilities Co., where he served as a division electrical engineer effective May 1983, division electric superintendent effective February 1989, electric systems supervisor effective August 1993, electric systems manager effective April 1999, vice president-operations effective January 2000, and executive vice president-operations and acquisitions effective January 2007. He additionally serves as an executive officer and as chairman of the company’s principal subsidiaries, and of the managing committees of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co.
Mr. Goodin has a bachelor of science degree in electrical and electronics engineering from North Dakota State University, a masters in business administration from the University of North Dakota, and has completed the Advanced Management Program at Harvard School of Business. Mr. Goodin is a registered professional engineer in North Dakota. He is a member of the U.S. Bancorp Western North Dakota Advisory Board. Mr. Goodin is involved in numerous civic organizations, including serving on the board of directors of Sanford Bismarck, an integrated health system dedicated to the work of health and healing, Sanford Living Center, and the North Dakota State University Alumni Association. He also serves on the Board of Trustees for the Missouri Valley YMCA, the Bismarck State College Foundation, and the University of Mary. He is a past board member of several industry associations, including the American Gas Association, the Edison Electric Institute, the North Central Electric Association, the Midwest ENERGY Association, and the North Dakota Lignite Council. Mr. Goodin received the University of Mary Entrepreneurship Award in 2009.
The board concluded that Mr. Goodin should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. As chief executive officer of MDU Resources Group, Inc., Mr. Goodin is the only officer of the company on our board. With over 30 years of significant, hands-on experience at our company, Mr. Goodin’s long history and deep knowledge and understanding of MDU Resources Group, Inc., its operating companies, and its lines of business bring continuity to the board. Mr. Goodin has demonstrated his leadership abilities and his commitment to our company through his long service to the company, including as chief executive officer and president of the four utility companies. He demonstrated strong leadership skills in integrating Cascade Natural Gas Corporation and Intermountain Gas Company while meeting and exceeding profitability goals. The board’s unanimous election of Mr. Goodin to serve as our president and chief executive officer in January 2013 was in recognition of the board’s belief that he has the strategic vision, operational experience, passion, and values to lead the future growth of the company. The board believes these characteristics make him well-suited to serve on our board, particularly in this challenging economic environment.

Mark A. Hellerstein	Director Since 2013
Age 62	Audit Committee

Mr. Hellerstein was chief executive officer of St. Mary Land & Exploration Company (now SM Energy Company), an energy company engaged in the acquisition, exploration, development, and production of crude oil, natural gas, and natural gas liquids, from 1995 until February 2007; he was president from 1992 until June 2006 and executive vice president and chief financial officer from 1991 until 1992. He was first elected to the board of St. Mary in 1992 and served as chairman of the board from 2002 until May 2009. Prior to joining St. Mary, from 1980 to 1991 Mr. Hellerstein’s career included positions as chief financial officer of CoCa Mines Inc., which mined and extracted minerals from lands previously held by the public through the Bureau of Land Management; American Golf Corporation, which manages and owns golf courses in the United States; and Worldwide Energy Corporation, an oil and gas acquisition, exploration, development, and production company with operations in the United States and Canada. Mr. Hellerstein served on the board of directors of Transocean Inc., a leading provider of offshore drilling services for oil and gas wells, from December 2006 to November 2007.

MDU Resources Group, Inc. Proxy Statement 5

Proxy Statement

Mr. Hellerstein’s leadership has been recognized with induction into the Rocky Mountain Oil and Gas Hall of Fame, and Ernst & Young named Mr. Hellerstein both Rocky Mountain and National Entrepreneur of the Year in 2005 and 2006, respectively. He graduated number one in his class with a bachelor’s degree in accounting from the University of Colorado. Mr. Hellerstein is a certified public accountant (CPA), on inactive status. He received the Elijah Watts Sells Gold Medal award for achieving the highest score in the United States on the November 1974 CPA exam out of 38,000 participants. Mr. Hellerstein has served on the board for Community Resources Inc. since September 2013, which is a nonprofit organization that brings programs into the Denver Public Schools to enhance education. He served as a board director on the Denver Children’s Advocacy Center (Center) from August 2006 until December 2011, including as chairman for the last three years, and continues to participate in and fund the Center’s Safe from the Start Program. The Center’s mission is to provide a continuum of care for traumatized children and their families.
The board concluded that Mr. Hellerstein should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. MDU Resources Group, Inc. has significant operations in the oil and natural gas industry. Mr. Hellerstein has extensive business experience, recognized excellence, and demonstrated success and leadership, including in the oil and natural gas industry, as a result of his 17 years of senior management experience and service as board chairman of St. Mary. His skills and experience enable him to contribute independent insight into the company’s business and operations and the economic environment and long-term strategic issues the company faces. Mr. Hellerstein’s skills and experience in the oil and natural gas industry will enable him to provide valuable guidance to the company in light of the company’s decision to market and potentially sell its oil and natural gas production business. As a certified public accountant, on inactive status, with extensive financial experience as a result of his employment as chief financial officer with several companies, including public companies, Mr. Hellerstein contributes significant finance and accounting knowledge to our board and audit committee. His financial expertise assists the board in its oversight of the company’s financial reporting and financial risk management functions, and supports his service on the audit committee. His service on the board of two publicly traded companies has provided him substantial insight into governance matters, which enhances his contributions to our board. Mr. Hellerstein also brings to the board his knowledge of local, state, and regional issues involving the Rocky Mountain region where we have important operations.

A. Bart Holaday	Director Since 2008
Age 72	Audit Committee Nominating and Governance Committee

Mr. Holaday headed the Private Markets Group of UBS Asset Management and its predecessor entities for 15 years prior to his retirement in 2001, during which time he managed more than $19 billion in investments. Prior to that he was vice president and principal of the InnoVen Venture Capital Group, a venture capital investment firm. He was founder and president of Tenax Oil and Gas Corporation, an onshore Gulf Coast exploration and production company, from 1980 through 1982. He has four years of senior management experience with Gulf Oil Corporation, a global energy and petrochemical company, and eight years of senior management experience with the federal government, including the Department of Defense, Department of the Interior, and the Federal Energy Administration. He is currently the president and owner of Dakota Renewable Energy Fund, LLC, which invests in small companies in North Dakota. He is a member of the investment advisory board of Commons Capital LLC, a venture capital firm; is a director of Hull Investments, LLC, a private entity that combines nonprofit activities and investments; serves on the Board of Trustees for the University of Jamestown; is a member of the board of directors of Adams Street Partners, LLC, a private equity investment firm, Alerus Financial, a financial services company, the United States Air Force Academy Endowment (former chairman), the Falcon Foundation (director and former vice president), which provides scholarships to Air Force Academy applicants, the Center for Innovation Foundation at the University of North Dakota (trustee and former chairman), and Discover Goodwill of southern and western Colorado, a nonprofit organization providing job training, placement, and retention programs for people transitioning from welfare to work; and is chairman and chief executive officer of the Dakota Foundation, a nonprofit foundation that fosters social entrepreneurship. He is a past member of the board of directors of the University of North Dakota Foundation, National Venture Capital Association, Walden University, and the U.S. Securities and Exchange Commission advisory committee on the regulation of capital markets, and is a past member of the board of trustees for The Colorado Springs Child Nursery Centers Foundation, a nonprofit organization that supports the operations of Early Connections Learning Centers, a nonprofit child care organization in Colorado.
Mr. Holaday has a bachelor’s degree in engineering sciences from the U.S. Air Force Academy. He was a Rhodes Scholar, earning a bachelor’s degree and a master’s degree in politics, philosophy, and economics from Oxford University. He also earned a law degree from George Washington Law School and is a Chartered Financial Analyst. In 2005, he was awarded an honorary Doctor of Letters from the University of North Dakota.

6 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The board concluded that Mr. Holaday should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. MDU Resources Group, Inc. has significant operations in the oil and natural gas industry. Mr. Holaday has extensive business knowledge and experience, and has demonstrated success and leadership, including in the oil and natural gas industry. He founded and served as president of Tenax Oil and Gas Corporation. He has four years experience in senior management with Gulf Oil Corporation. His knowledge and experience in the oil and natural gas industry will enable him to provide valuable guidance to the company in light of the company’s decision to market and potentially sell its oil and gas production business. Mr. Holaday has 15 years of experience managing private equity investments, including investments in oil and gas, as the head of the Private Markets Group of UBS Asset Management and its predecessor organizations. Mr. Holaday brings to the board extensive finance and investment experience, as well as business development skills acquired through his work at UBS Asset Management, Tenax Oil and Gas Corporation, Gulf Oil Corporation, and several private equity investment firms. This will enhance the knowledge of the board and provide useful insights and guidance to management in connection not only with our natural gas and oil business, but with all of our businesses. His significant experience in finance supports his service on the audit committee.

Dennis W. Johnson	Director Since 2001
Age 65	Audit Committee

Mr. Johnson is chairman, chief executive officer, and president of TMI Corporation, and chairman and chief executive officer of TMI Systems Design Corporation, TMI Transport Corporation, and TMI Storage Systems Corporation, all of Dickinson, North Dakota, manufacturers of casework and architectural woodwork. He has been employed at TMI since 1974 serving as president or chief executive officer since 1982. Mr. Johnson is serving his fifteenth year as president of the Dickinson City Commission. He served as a director of the Federal Reserve Bank of Minneapolis from 1993 through 1998. He is a past member and chairman of the Theodore Roosevelt Medora Foundation.
Mr. Johnson has a bachelor of science degree in electrical and electronics engineering, as well as a master of science degree in industrial engineering from North Dakota State University. He has served on numerous industry, state, and community boards, including the North Dakota Workforce Development Council (chairperson), the Decorative Laminate Products Association, the North Dakota Technology Corporation, St. Joseph Hospital Life Care Foundation, St. John Evangelical Lutheran Church, Dickinson State University Foundation, the executive operations committee of the University of Mary Harold Schafer Leadership Center, the Dickinson United Way, and the business advisory council of the Steffes Corporation, a metal manufacturing and engineering firm. He also served on North Dakota Governor Sinner’s Education Action Commission, the North Dakota Job Service Advisory Council, the North Dakota State University President’s Advisory Council, North Dakota Governor Schafer’s Transition Team, and chaired North Dakota Governor Hoeven’s Transition Team. He has received numerous awards, including the 1991 Regional Small Business Person of the Year Award and the Greater North Dakotan Award.
The board concluded that Mr. Johnson should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Mr. Johnson has over 40 years of experience in business management, manufacturing, and finance, and has demonstrated his success in these areas, holding positions as chairman, president, and chief executive officer of TMI for 33 years, as well as through his prior service as a director of the Federal Reserve Bank of Minneapolis. His finance experience and leadership skills enable him to make valuable contributions to our audit committee, which he has chaired for eleven years. As a result of his service on a number of state and local organizations in North Dakota, Mr. Johnson has significant knowledge of local, state, and regional issues involving North Dakota, a state where we have significant operations and assets.

MDU Resources Group, Inc. Proxy Statement 7

Proxy Statement

William E. McCracken	Director Since 2013
Age 72	Compensation Committee Nominating and Governance Committee

Mr. McCracken served as chief executive officer of CA, Inc., one of the world’s largest information technology management software companies, from January 2010 until January 7, 2013, after which he served as executive adviser to the new chief executive officer until March 31, 2013, and after that as a consultant to the company until December 31, 2013. Mr. McCracken was a director of CA, Inc. from May 2005 until January 7, 2013, serving as non-executive chairman of the board from June 2007 to September 2009, interim executive chairman from September 2009 to January 2010, and executive chairman from January 2010 to May 2010. He is president of Executive Consulting Group, LLC, a general business consulting firm, since 2002. During his 36-year career with International Business Machines Corporation, a manufacturer of information processing products and a technology, software, and networking systems manufacturer and developer, Mr. McCracken held a number of executive positions, including general manager of IBM printing systems division from 1998 to 2001, general manager of marketing, sales, and distribution for IBM PC Company from 1994 to 1998, and president of IBM’s EMEA and Asia Pacific PC Company from 1993 to 1994. From 1995 to 2001, he served on IBM’s Chairman’s Worldwide Management Council, a group of the top 30 executives at IBM. Mr. McCracken was a director of IKON Office Solutions, Inc., a provider of document management systems and services, from 2003 to 2008, where he served on its audit committee, compensation committee, and strategy committee at various points in time during his tenure as a director.
Mr. McCracken has a bachelor of science degree in physics and mathematics from Shippensburg University. He has served on the board of the National Association of Corporate Directors (NACD), a nonprofit membership organization for corporate board members, since 2010, and was named by the NACD as one of the top 100 most influential people in the boardroom in 2009. He served on that organization’s 2009 blue ribbon commission on risk governance and in 2012 co-chaired its blue ribbon commission on board diversity. He was elected vice-chair and has been a board member of the Millstein Center for Global Markets and Corporate Ownership at Columbia University since 2013 and has been the New York chairman of the Chairmen’s Forum since 2011. He is board chairman of Lutheran Social Ministries of New Jersey, a charitable organization that provides adoption, assisted living, counseling, and immigration and refugee services, and is a former board member of PENCIL, a nonprofit organization that partners businesses with public schools.
The board concluded that Mr. McCracken should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Mr. McCracken has extensive executive leadership experience and significant experience in information technology through his tenure at CA, Inc. and IBM. This experience coupled with his service as the chair or a member of the board of other public companies and the NACD will enable him to provide insight into the operations, challenges, and complex issues our company is facing in today’s environment and to make significant contributions to the board’s oversight of operational risk management functions and corporate governance.

Patricia L. Moss	Director Since 2003
Age 61	Compensation Committee Nominating and Governance Committee

Ms. Moss served as the president and chief executive officer of Cascade Bancorp, a financial holding company in Bend, Oregon, from 1998 to January 3, 2012. She served as the chief executive officer of Cascade Bancorp’s principal subsidiary, Bank of the Cascades, from 1998 to January 3, 2012, serving also as president from 1998 to 2003. From 1987 to 1998, Ms. Moss served as chief operating officer, chief financial officer, and corporate secretary of Cascade Bancorp. Ms. Moss has been a director of Cascade Bancorp and Bank of the Cascades since 1993 and was elected vice chairman of both boards effective January 3, 2012. Ms. Moss also serves as chairman of the Bank of the Cascades Foundation Inc., a director of the Oregon Investment Fund Advisory Council, a state-sponsored program to encourage the growth of small businesses within Oregon, co-chairs the Oregon Growth Board, a state agency created to improve access to capital and create private-public partnerships, and serves on the City of Bend’s Juniper Ridge management advisory board.

8 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Ms. Moss graduated magna cum laude with a bachelor of science degree in business administration from Linfield College in Oregon and did master’s studies at Portland State University. She received commercial banking school certification at the ABA Commercial Banking School at the University of Oklahoma. She served as a director of the Oregon Business Council, whose mission is to mobilize business leaders to contribute to Oregon’s quality of life and economic prosperity; the Cascades Campus Advisory Board of the Oregon State University; the North Pacific Group, Inc., a wholesale distributor of building materials, industrial and hardwood products, and other specialty products; the Aquila Tax Free Trust of Oregon, a mutual fund created especially for the benefit of Oregon residents; Clear Choice Health Plans Inc., a multi-state insurance company; and as a director and chair of the St. Charles Medical Center.
The board concluded that Ms. Moss should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. A significant portion of MDU Resources Group, Inc.’s utility, construction services, and contracting operations are located in the Pacific Northwest. Ms. Moss has first-hand business experience and knowledge of the Pacific Northwest economy and local, state, and regional issues through her executive positions at Cascade Bancorp and Bank of the Cascades, where she gained over 30 years of experience. Ms. Moss provides to our board her experience in finance and banking, as well as her experience in business development through her work at Cascade Bancorp and on the Oregon Investment Fund Advisory Council, the Oregon Business Council, and the Oregon Growth Board. This business experience demonstrates her leadership abilities and success in the finance and banking industry. Ms. Moss is also certified as a senior professional in human resources, which makes her well-suited for our compensation committee.

Harry J. Pearce	Director Since 1997
Age 72	Chairman of the Board

Mr. Pearce was elected chairman of the board of the company on August 17, 2006. Prior to that, he served as lead director effective February 15, 2001, and was vice chairman of the board from November 16, 2000 until February 15, 2001. Mr. Pearce has been a director and has served on the audit, finance, compensation, and excellence committees of Marriott International, Inc., a major hotel chain, since 1995. He was a director of Nortel Networks Corporation, a global telecommunications company, from January 11, 2005 to August 10, 2009, serving as chairman of the board from June 29, 2005. He retired on December 19, 2003, as chairman of Hughes Electronics Corporation, a General Motors Corporation subsidiary and provider of digital television entertainment, broadband satellite network, and global video and data broadcasting. He had served as a director of Hughes Electronics since 1992. Mr. Pearce was vice chairman and a director of General Motors Corporation, one of the world’s largest automakers, from January 1, 1996 to May 31, 2001, and was general counsel from 1987 to 1994. He served on the President’s Council on Sustainable Development and co-chaired the President’s Commission on the United States Postal Service. Prior to joining General Motors, he was a senior partner in the Pearce & Durick law firm in Bismarck, North Dakota. Mr. Pearce is a director of the United States Air Force Academy Endowment and a trustee of Northwestern University. He is a Fellow of the American College of Trial Lawyers and a member of the International Society of Barristers. He has served as a chairman or director on the boards of numerous nonprofit organizations, including as chairman of the Board of Visitors of the U.S. Air Force Academy, chairman of the U.S. Air Force Academy Sabre Society, chairman of the National Defense University Foundation, and chairman of the Marrow Foundation. Mr. Pearce received a bachelor’s degree in engineering sciences from the U.S. Air Force Academy and a juris doctor degree from Northwestern University’s School of Law. He received an honorary degree of Doctor of Laws from Northwestern University and an honorary degree of Doctor of Engineering from Rose Hulman Institute of Technology.
The board concluded that Mr. Pearce should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. MDU Resources Group, Inc. values public company leadership and the experience directors gain through such leadership. Mr. Pearce is recognized nationally, as well as in the state of North Dakota, as a business leader and for his business acumen. He has multinational business management experience and proven leadership skills through his position as vice chairman at General Motors Corporation, as well as through his extensive service on the boards of large public companies, including Marriott International, Inc., Hughes Electronics Corporation, where he was chairman, and Nortel Networks Corporation, where he also was chairman. He also brings to our board his long experience as a practicing attorney. In addition, Mr. Pearce has focused on corporate governance issues and was the founding chair of Yale University’s Chairmen’s Forum, an organization comprised of non-executive chairmen of publicly traded companies. Participants in the Chairmen’s Forum discussed ways to enhance the accountability of corporations to owners and promote a deeper understanding of independent board leadership and effective practices of board chairmanship. The board also believes that Mr. Pearce’s values and commitment to excellence make him well-suited to serve as chairman of our board.

MDU Resources Group, Inc. Proxy Statement 9

Proxy Statement

John K. Wilson	Director Since 2003
Age 60	Audit Committee

Mr. Wilson was president of Durham Resources, LLC, a privately held financial management company, in Omaha, Nebraska, from 1994 to December 31, 2008. He previously was president of Great Plains Energy Corp., a public utility holding company and an affiliate of Durham Resources, LLC, from 1994 to July 1, 2000. He was vice president of Great Plains Natural Gas Co., an affiliate company of Durham Resources, LLC, until July 1, 2000. The company bought Great Plains Energy Corp. and Great Plains Natural Gas Co. on July 1, 2000. Mr. Wilson also served as president of the Durham Foundation and was a director of Bridges Investment Fund, a mutual fund, and the Greater Omaha Chamber of Commerce. He is presently a director of HDR, Inc., an international architecture and engineering firm, Tetrad Corporation, a privately held investment company, both based in Omaha, and serves on the advisory board of Duncan Aviation, an aircraft service provider, headquartered in Lincoln, Nebraska. He currently serves as executive director of the Robert B. Daugherty Foundation, Omaha, Nebraska, and formerly served on the advisory board of U.S. Bank NA Omaha.
Mr. Wilson is a certified public accountant, on inactive status. He received his bachelor’s degree in business administration, cum laude, from the University of Nebraska – Omaha. During his career, he was an audit manager at Peat, Marwick, Mitchell (now known as KPMG), controller for Great Plains Natural Gas Co., and chief financial officer and treasurer for all Durham Resources entities.
The board concluded that Mr. Wilson should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Mr. Wilson has an extensive background in finance and accounting, as well as extensive experience with mergers and acquisitions, through his education and work experience at a major accounting firm and his later positions as controller and vice president of Great Plains Natural Gas Co., president of Great Plains Energy Corp., and president, chief financial officer, and treasurer for Durham Resources, LLC and all Durham Resources entities. The electric and natural gas utility business was our core business when our company was founded in 1924. That business now operates through four utilities: Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company. Mr. Wilson is our only non-employee director with direct experience in this area through his prior positions at Great Plains Natural Gas Co. and Great Plains Energy Corp. In addition, Mr. Wilson’s extensive finance and accounting experience make him well-suited for our audit committee.
The board of directors recommends a vote “for” each nominee.
A majority of votes cast is required to elect a director in an uncontested election. A majority of votes cast means the number of votes cast “for” a director’s election must exceed the number of votes cast “against” the director’s election. “Abstentions” and “broker non-votes” do not count as votes cast “for” or “against” the director’s election. In a contested election, which is an election in which the number of nominees for director exceeds the number of directors to be elected and which we do not anticipate, directors will be elected by a plurality of the votes cast.
Unless you specify otherwise when you submit your proxy, the proxies will vote your shares of common stock “for” all directors nominated by the board of directors. If a nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the proxies will vote your shares in their discretion for another person nominated by the board.
Our policy on majority voting for directors contained in our corporate governance guidelines requires any proposed nominee for re-election as a director to tender to the board, prior to nomination, his or her irrevocable resignation from the board that will be effective, in an uncontested election of directors only, upon:

•	receipt of a greater number of votes “against” than votes “for” election at our annual meeting of stockholders and

•	acceptance of such resignation by the board of directors.
Following certification of the stockholder vote, the nominating and governance committee will promptly recommend to the board whether or not to accept the tendered resignation. The board will act on the nominating and governance committee’s recommendation no later than 90 days following the date of the annual meeting.
Brokers may not vote your shares on the election of directors if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

10 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

ITEM 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee at its February 2015 meeting appointed Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015. The board of directors concurred with the audit committee’s decision. Deloitte & Touche LLP has served as our independent registered public accounting firm since fiscal year 2002.
Although your ratification vote will not affect the appointment or retention of Deloitte & Touche LLP for 2015, the audit committee will consider your vote in determining its appointment of our independent registered public accounting firm for the next fiscal year. The audit committee, in appointing our independent registered public accounting firm, reserves the right, in its sole discretion, to change an appointment at any time during a fiscal year if it determines that such a change would be in our best interests.
A representative of Deloitte & Touche LLP will be present at the annual meeting and will be available to respond to appropriate questions. We do not anticipate that the representative will make a prepared statement at the meeting; however, he or she will be free to do so if he or she chooses.
The board of directors recommends a vote “for” the ratification of
Deloitte & Touche LLP as our independent registered public accounting firm for 2015.
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes against this proposal.
Accounting and Auditing Matters
Fees
The following table summarizes the aggregate fees that our independent registered public accounting firm, Deloitte & Touche LLP, billed or is expected to bill us for professional services rendered for 2014 and 2013:

	2014	2013	*
Audit Fees[a]	$3,135,220	$2,820,940
Audit-Related Fees[b]	45,925	33,800
Tax Fees[c]	124,827	55,006
All Other Fees[d]	—	1,374,455
Total Fees[e]	$3,305,972	$4,284,201
Ratio of Tax and All Other Fees to Audit and Audit-Related Fees	3.92%	50.07%
*	The 2013 amounts were adjusted from amounts shown in the 2014 proxy statement to reflect actual amounts.

[a]
Audit fees for 2014 and 2013 consisted of fees for services rendered for the audit of our annual financial statements, reviews of quarterly financial statements, subsidiary, statutory and regulatory audits, compliance with loan covenants, agreed upon procedures associated with the annual submission of financial assurance to the North Dakota Department of Health, the issuance of comfort letters relating to a sales agency agreement and offering of common stock, filing Form S-3 and S-8 registration statements (2014 only), work related to responding to a comment letter from the Securities and Exchange Commission (2013 only) and the audit of financial statements for Fidelity Exploration & Production Company (2014 only). Audit fees for 2014 and 2013 include $31,150 and $30,000, respectively, for the financial statement audit of Dakota Prairie Refining, LLC. These fees are paid by Dakota Prairie Refining, but are included in this table because Dakota Prairie Refining is considered a variable interest entity with respect to MDU Resources and consolidated in its financial statements.

[b]
Audit-related fees for 2014 and 2013 are associated with accounting research assistance, technical accounting consultation regarding discontinued and continuing operations (2014 only), variable interest entities, guarantees, and financing agreements (2013 only).

[c]
Tax fees for 2014 are associated with a cost segregation study, research on R&D credits and the preparation of federal and state tax returns, in each case for Dakota Prairie Refining, LLC. Tax fees for 2013 include consulting services for federal income tax pollution control associated with the Big Stone power plant and $36,687 associated with a cost segregation study for Dakota Prairie Refining. The fees associated with Dakota Prairie Refining are paid by Dakota Prairie Refining, but are included in this table because Dakota Prairie Refining is considered a variable interest entity with respect to MDU Resources and consolidated in its financial statements.

[d]	All other fees for 2013 related to assistance in an internal investigation. There were no fees in this category for 2014.

[e]	Total fees reported above include out-of-pocket expenses related to the services provided of $421,427 for 2014 and $414,488 for 2013.

MDU Resources Group, Inc. Proxy Statement 11

Proxy Statement

Pre-Approval Policy
The audit committee pre-approved all services Deloitte & Touche LLP performed in 2014 in accordance with the pre-approval policy and procedures the audit committee adopted at its August 12, 2003 meeting. This policy is designed to achieve the continued independence of Deloitte & Touche LLP and to assist in our compliance with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and related rules of the Securities and Exchange Commission.
The policy defines the permitted services in each of the audit, audit-related, tax, and all other services categories, as well as prohibited services. The pre-approval policy requires management to submit annually for approval to the audit committee a service plan describing the scope of work and anticipated cost associated with each category of service. At each regular audit committee meeting, management reports on services performed by Deloitte & Touche LLP and the fees paid or accrued through the end of the quarter preceding the meeting. Management may submit requests for additional permitted services before the next scheduled audit committee meeting to the designated member of the audit committee, Dennis W. Johnson, for approval. The designated member updates the audit committee at the next regularly scheduled meeting regarding any services that he approved during the interim period. At each regular audit committee meeting, management may submit to the audit committee for approval a supplement to the service plan containing any request for additional permitted services.
In addition, prior to approving any request for audit-related, tax, or all other services of more than $50,000, Deloitte & Touche LLP will provide a statement setting forth the reasons why rendering of the proposed services does not compromise Deloitte & Touche LLP’s independence. This description and statement by Deloitte & Touche LLP may be incorporated into the service plan or included as an exhibit thereto or may be delivered in a separate written statement.
ITEM 3. APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Securities Exchange Act of 1934 and Rule 14a-21(a), we are asking our stockholders to approve, in a separate advisory vote, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. As discussed in the Compensation Discussion and Analysis, our compensation committee and board of directors believe that our current executive compensation program directly links compensation of our named executive officers to our financial performance and aligns the interests of our named executive officers with those of our stockholders. Our compensation committee and board of directors also believe that our executive compensation program provides our named executive officers with a balanced compensation package that includes an appropriate base salary along with competitive annual and long-term incentive compensation targets. These incentive programs are designed to reward our named executive officers on both an annual and long-term basis if they attain specified goals.
Our overall compensation program and philosophy is built on a foundation of these guiding principles:

•	we pay for performance, with over 50% of our 2014 total target direct compensation for our named executive officers in the form of incentive compensation

•
we assess the relationship between our named executive officers’ pay and performance on key financial metrics - revenue, profit, return on invested capital, and stockholder return - in comparison to our performance graph peer group

•	we review competitive compensation data for our named executive officers, to the extent available, and incorporate internal equity in the final determination of target compensation levels

•	we determine annual performance incentives based on financial criteria that are important to stockholder value, including earnings, earnings per share, and return on invested capital and

•	we determine long-term performance incentives based on total stockholder return relative to our performance graph peer group.
We are asking our stockholders to indicate their approval of our named executive officer compensation as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables, and narrative discussion. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers for 2014. Accordingly, the following resolution is submitted for stockholder vote at the 2015 annual meeting:

12 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”
As this is an advisory vote, the results will not be binding on the company, the board of directors, or the compensation committee and will not require us to take any action. The final decision on the compensation of our named executive officers remains with our compensation committee and our board of directors, although our board and compensation committee will consider the outcome of this vote when making future compensation decisions. As the board of directors determined at its meeting in May 2011, we will provide our stockholders with the opportunity to vote on our named executive officer compensation at every annual meeting until the next required vote on the frequency of stockholder votes on named executive officer compensation. The next required vote on frequency will occur at the 2017 annual meeting of stockholders.
The board of directors recommends a vote “for” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement.
Approval of the compensation of our named executive officers requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes against this proposal. Broker non-vote shares are not entitled to vote on this proposal and, therefore, are not counted in the vote.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis may contain statements regarding corporate performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
Executive Summary
Named Executive Officers
Our named executive officers for 2014 were:

•	David L. Goodin, president and chief executive officer of MDU Resources Group, Inc.

•	Doran N. Schwartz, vice president and chief financial officer

•
J. Kent Wells, vice chairman of the corporation and chief executive officer of our exploration and production business segment, Fidelity Exploration & Production Company, a direct wholly-owned subsidiary of WBI Holdings, Inc. He was also president of Fidelity until July 15, 2014. Mr. Wells resigned effective February 28, 2015.

•	Jeffrey S. Thiede, president and chief executive officer of our construction services business segment, MDU Construction Services Group, Inc., and

•
Steven L. Bietz, president and chief executive officer of our pipelines and energy services segment, WBI Holdings, Inc., which is the parent company of WBI Energy, Inc. and WBI Energy Services, Inc.; Mr. Bietz was a named executive officer in 2012 but not in 2013.

In addition to the business segments above, we have the following business segments:

•	electric and natural gas distribution, which is comprised of Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company and

•	construction materials and contracting, Knife River Corporation.

MDU Resources Group, Inc. Proxy Statement 13

Proxy Statement

Key Financial Results for 2014
Consolidated GAAP earnings in 2014 were $297.5 million, or $1.55 per share, compared to earnings of $278.2 million, or $1.47 per share, in 2013.
Our total stockholder return for 2014 was (21.2%), as compared to 47.5% for 2013. Our average annual total stockholder return for the five-year period ended December 31, 2014 was 2.8%, compared to 10.5% for the five-year period ended December 31, 2013.
In 2014 the company generated a 7.0% return on invested capital compared to a 6.5% weighted average cost of capital.
Total Realized Pay Compared to Total Compensation from the Summary Compensation Table
The compensation committee believes considering total realized pay, the actual remuneration received by the named executive, is equally as important as considering total compensation as presented in the Summary Compensation Table. Total realized pay reflects the compensation actually earned, which can differ substantially from total compensation as presented in the Summary Compensation Table.
Total compensation as presented in the Summary Compensation Table contains estimated values of grants of performance shares based on multiple assumptions that may or may not come to fruition. In total realized pay, we do not include their value at grant but rather include their value upon vesting at the level they are actually earned. The Summary Compensation Table also shows any increase in pension value, which may result in large part from changes in the valuation assumptions and discount rates used for calculation. We exclude the increase in pension value and above-market earnings on nonqualified deferred compensation from total realized pay because:

•	the increase in pension value can have a large impact on total compensation as reported in the Summary Compensation Table

•	when pension value decreases, the negative value does not reduce total compensation as reported in the Summary Compensation Table

•
even though benefit accruals under our qualified defined benefit pension plan were discontinued effective December 31, 2009, the pension value for 2014 increased due partially to the company’s adoption of updated mortality tables and the use of a lower discount rate and

•	Supplemental Income Security Plan benefits depend partially on continued employment in the case of Messrs. Goodin and Schwartz.
We define total realized pay as the sum of:

•	base salary

•	annual incentive award paid with respect to the year

•	the value realized upon the vesting of long-term incentive awards of performance shares during the year and

•	all other compensation as reported in the Summary Compensation Table.
The following table compares total realized pay for our named executives in 2014 to the total compensation as presented in the Summary Compensation Table. This table is not intended to be a substitute for the Summary Compensation Table.

Named Executive Officer	Base Salary ($)	Annual Incentive Awards Paid ($)	Value Realized upon Vesting of Performance Shares ($)[1]	All Other Compensation ($)	Total Realized Pay ($)	Total Compensation from the Summary Compensation Table ($)
David L. Goodin	685,000	830,915	1,047,202	38,686	2,601,803	3,571,637
Doran N. Schwartz	360,000	163,080	680,668	34,956	1,238,704	1,195,969
J. Kent Wells	600,000	369,750	N/A	21,856	991,606	2,609,290
Jeffrey S. Thiede	400,000	730,150	N/A	96,481	1,226,631	1,550,160
Steven L. Bietz	380,000	333,552	1,078,573	39,771	1,831,896	1,764,766
[1]	Performance shares and dividend equivalents for the 2011-2013 performance period vested at 193% of target and were paid in February 2014.

14 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

With respect to our chief executive officer, the following table demonstrates our pay for performance approach for 2010 through 2014 by comparing:

•	total realized pay, which is the sum of base salary, annual incentive awards paid, all other compensation, and the value realized upon the

◦	vesting of restricted stock during 2010

◦	vesting of performance shares during 2010 (for the 2007 through 2009 performance cycle) and during 2014 (for the 2011 through 2013 performance cycle). None vested during 2011, 2012, or 2013.

•	total compensation as reported in the Summary Compensation Table and

•	one-year total stockholder returns for 2010 through 2014.
For years 2010 through 2012, the compensation information is for Mr. Hildestad, our chief executive officer for those years, and for 2013 and 2014, the compensation information is for Mr. Goodin. This table is not intended to be a substitute for the Summary Compensation Table.

	2010	2011	2012	2013	2014
Total Realized Pay	$2,344,221	$1,742,249	$1,306,474	$2,273,142	$2,601,803

Total Compensation from Summary Compensation Table	$2,860,918	$3,566,327	$2,558,778	$4,047,413	$3,571,637

1 Year Total Stockholder Return	(11.3)%	9.1%	2.1%	47.5%	(21.2)%

Except for 2014, the yearly changes in our chief executive officers’ total realized pay align very closely with yearly changes in total stockholder return. The increase in total realized pay in 2014 is due predominantly to $1,047,202 that vested in 2014 related to the performance shares and dividend equivalents for the 2011 through 2013 performance cycle due to our stockholder performance relative to our performance graph peer group. Additionally, the yearly changes in our chief executive officers’ total compensation from the Summary Compensation Table correspond to the yearly changes in total stockholder return.
Process for Determination of 2014 Compensation
Objectives of our Compensation Program
We have a written executive compensation policy for our Section 16 officers, including all our named executive officers. Our policy’s stated objectives are to:

•	recruit, motivate, reward, and retain high performing executive talent required to create superior long-term total stockholder return in comparison to our peer group

MDU Resources Group, Inc. Proxy Statement 15

Proxy Statement

•	reward executives for short-term performance, as well as the growth in enterprise value over the long-term

•	provide a competitive package relative to industry-specific and general industry comparisons and internal equity, as appropriate

•	ensure effective utilization and development of talent by working in concert with other management processes - for example, performance appraisal, succession planning, and management development and

•	help ensure that compensation programs do not encourage or reward excessive or imprudent risk taking.
Role of Management
Our executive compensation policy calls for an assessment of the competitive pay levels for base salary and incentive compensation for each Section 16 officer position to be conducted at least every two years by an independent consulting firm. Towers Watson conducted the study in 2012 for use by the compensation committee to determine 2013 compensation levels. In 2013, the compensation committee requested the competitive assessment to be completed internally. They directed the vice president-human resources and the human resources department to prepare the competitive assessment in August 2013 on Section 16 officers for their use in establishing 2014 compensation.

The assessment included identifying any material changes to the positions analyzed, updating competitive compensation information, gathering and analyzing relevant general and industry-specific survey data, and updating the base salary structure. The human resources department assessed competitive pay levels for base salary, total annual cash, which is base salary plus target annual incentives, and total direct compensation, which is the sum of total annual cash and the expected value of long-term incentives. The competitive assessment compared our positions to like positions contained in general industry compensation surveys and industry specific compensation surveys. The human resources department aged the survey data from the date of the survey by 2.5% annually to estimate the 2014 competitive targets.

The compensation surveys used in the competitive assessment are listed on the following table:

Survey*	Number of Companies Participating (#)	Median Number of Employees (#) [1]	Number of Publicly Traded Companies (#)	Median Revenue (000s) ($)
Towers Watson General Industry Executive Compensation DataBank 2012	428	17,909	371	6,154,000
Towers Watson Energy Services Executive Compensation Survey 2012	94	3,120	70	3,280,000
Mercer 2012 Total Compensation Survey for the Energy Sector	313	Not Reported	243	896,000
Towers Watson General Industry Top Management Compensation Survey Report 2012	863	1,837	406	552,000
Pearl Meyer & Partners Natural Gas Transmission Industry 2012 Compensation Survey	19	Not Reported	Not Reported	Not Reported
Effective Compensation, Inc. 2012 Oil and Gas Compensation Survey	123	535	55	Not Reported
*
The information in the table is based solely upon information provided by the publishers of the surveys and is not deemed filed or a part of this Compensation Discussion and Analysis for certification purposes. For a list of companies that participated in the compensation surveys and databases, see Exhibit A.

[1]	For the Effective Compensation, Inc. 2012 Oil and Gas Compensation Survey, the number reported as the Median Number of Employees is the average number of employees.

In billions of dollars, our revenues for 2012, 2013, and 2014 were approximately $4.1, $4.5, and $4.7, respectively.
The human resources department also augmented the competitive analysis by using Equilar to provide information on what was reported by companies in our performance graph peer group and by other public companies in relevant industries, as selected by the human resources department and as determined by SIC codes and as disclosed in their SEC filings. The companies referenced via Equilar and the positions for which they were used are found in Exhibit B.
For our president and chief executive officer, the Equilar companies included all companies in our performance graph peer group and data on 95 additional chief executive officers from public companies in the energy, construction, utility, and oil and gas exploration industries with revenues ranging from $1 billion to $8 billion.
For our vice president and chief financial officer, the Equilar companies included all companies in our performance graph peer group and data on 77 additional chief financial officers from public companies in the energy, construction, utility, and oil and gas exploration industries with revenues ranging from $1 billion to $8 billion.

16 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

For the chief executive officer of our exploration and production segment, the Equilar data consisted of compensation information on 25 chief operating officers from public companies in the oil and gas exploration and production industries with revenues ranging from $250 million to $1.5 billion, and 33 division heads from public companies in the oil and gas exploration and production industries without regard to revenues.
For the president and chief executive officer of our construction services segment, the Equilar data consisted of compensation information on four chief operating officers and four division heads from public companies in the construction services industry, without regard to revenues.
For the president and chief executive officer of our pipeline and energy services segment, the Equilar data consisted of compensation information on seven chief operating officers from public companies in the energy services industry with revenues ranging up to $1.25 billion and, separately, 27 division heads from public companies in the energy services industry without regard to revenues.
The chief executive officer played an important role in recommending 2014 compensation to the committee for the other named executive officers. The chief executive officer assessed the performance of the named executive officers and considered the relative value of the named executive officers’ positions and their salary grade classifications. He then reviewed the competitive assessment prepared by the human resources department to formulate 2014 compensation recommendations for the compensation committee, other than for himself. The chief executive officer attended compensation committee meetings; however, he was not present during discussions regarding his compensation.
Performance Assessment Program
Our performance assessment program rates performance of our executive officers, except for our chief executive officer, in the following areas, which help determine actual salaries within the range of salaries associated with the executive’s salary grade:

•	leadership	•	mentoring
•	leading with integrity	•	financial responsibility
•	achievement focus	•	safety
•	risk management
An executive’s overall performance in our performance assessment program is rated on a scale of one to five, with five as the highest rating denoting distinguished performance. An overall performance above 3.75 is considered commendable performance.
Salary Grades for 2014
The compensation committee determines the named executive officers’ base salaries and target annual and long-term incentives by reference to salary grades. Each salary grade has a minimum, midpoint, and maximum annual salary level with the midpoint targeted at approximately the 50th percentile of the competitive assessment data for positions in the salary grade. The compensation committee may adjust the salary grades away from the 50th percentile in order to balance the external market data with internal equity. The salary grades also have target annual and long-term incentive levels, which are expressed as a percentage of the individual’s actual base salary. We generally place named executive officers into a salary grade based on historical classification of their positions; however, the compensation committee reviews each classification and may place a position into a different salary grade if it determines that the targeted competitive compensation for the position changes significantly or the executive’s responsibilities and/or performance warrants a different salary grade. Individual executives may be paid below, equal to, or above the salary grade midpoint.
The salary grades give the compensation committee flexibility to assign different salaries to individual executives within a salary grade to reflect one or more of the following:

•	executive’s performance on financial goals and on non-financial goals, including the results of the performance assessment program

•	executive’s experience, tenure, and future potential

•	position’s relative value compared to other positions within the company

•	relationship of the salary to the competitive salary market value

•	internal equity with other executives and

•	economic environment of the corporation or executive’s business segment.

MDU Resources Group, Inc. Proxy Statement 17

Proxy Statement

The committee did not change the named executives’ salary grades, but increased the base salary midpoints for 2014 for salary grades A through L by an average of 1.52% to more closely align with the 50th percentile of the competitive assessment data. The midpoint of salary grade L, which is Mr. Goodin’s salary grade, was increased by 2.3% from $762.5 thousand to $780 thousand; the midpoint of salary grade K, which is Mr. Wells’ salary grade, was increased by 3.0% from $500 thousand to $515 thousand; the midpoint of salary grade J, which is Messrs. Thiede and Bietz’s salary grade, remained at $390 thousand; and the midpoint of salary grade I, which is Mr. Schwartz’s salary grade, was increased by 1.5% from $335 thousand to $340 thousand.
The committee did not change the target incentive compensation guidelines for the salary grades for 2014, except that 2014 target annual and long-term incentives were set at 85% and 60% of base salary, respectively, for the salary grade J president and chief executive officer of the construction services segment (Mr. Thiede) and president and chief executive officer of the construction materials segment, rather than the target annual and long-term incentive guidelines associated with salary grade J of 65% and 90%, respectively, of base salary. In establishing these targets, the committee continued its approach on transitioning these two executive officers’ incentive compensation from what it had been prior to their promotions in 2013 to having their targets equal to those of other salary grade J participants by 2017.
Our named executive officers’ 2014 salary grade classifications and their respective midpoints are:

			2014 Salary Grade Base Salary Midpoint ($000s)
Position	Grade	Name
President and CEO	L	David L. Goodin	780
Vice President and CFO	I	Doran N. Schwartz	340
Vice Chairman and CEO, Fidelity Exploration & Production Company	K	J. Kent Wells	515
President and CEO, MDU Construction Services Group, Inc.	J	Jeffrey S. Thiede	390
President and CEO, WBI Holdings, Inc.	J	Steven L. Bietz	390
Timing of Compensation Decisions for 2014
The compensation committee, in conjunction with the board of directors, determined all compensation for each named executive officer for 2014. The compensation committee made recommendations to the board of directors regarding compensation of all Section 16 officers, and the board of directors then approved the recommendations.
The compensation committee reviewed the competitive assessment at its August 2013 and November 2013 meetings. At the November 2013 meeting, it established individual base salaries, target annual incentive award levels, and target long-term incentive award levels for 2014. At the February 2014 meeting, the compensation committee and the board of directors determined 2014 annual and long-term incentive awards, along with payments based on performance for the 2013 annual incentive awards and the 2011-2013 performance share awards. The February meeting occurred after the release of earnings for the prior year.
Stockholder Advisory Vote (“Say on Pay”)
Our stockholders had an advisory vote on our named executive officers’ compensation at the 2014 Annual Meeting of Stockholders. Approximately 97% of the shares present in person or represented by proxy and entitled to vote on the matter approved the named executive officers’ compensation. The 97% approval is slightly higher than the results of our say on pay vote at the 2013 Annual Meeting, which was 96%. The compensation committee and the board of directors considered the results of the votes at their May 2014 and November 2014 meetings and did not change our executive compensation program as a result of the votes.
Allocation of Total Target Compensation for 2014
Incentive compensation, which consists of annual cash incentive awards and three-year performance share awards under our Long-Term Performance-Based Incentive Plan, comprises a significant portion of our named executive officers’ total target compensation because:

•	our named executive officers are in positions to drive, and therefore bear high levels of responsibility for, our corporate performance

•	incentive compensation is more variable than base salary and dependent upon our performance

•	variable compensation helps ensure focus on the goals that are aligned with our overall strategy and

•
the interests of our named executive officers will be aligned with those of our stockholders by making a significant portion of their target compensation contingent upon results that are beneficial to stockholders.

18 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The following table shows the allocation of total target compensation for 2014 among the individual components of base salary, annual incentive, and long-term incentive:

Name	% of Total Target Compensation Allocated to Base Salary (%)	% of Total Target Compensation Allocated to Incentives
		Annual (%)	Long-Term (%)	Annual + Long-Term (%)
David L. Goodin	25.0	37.5	37.5	75.0
Doran N. Schwartz	44.4	22.2	33.4	55.6
J. Kent Wells	23.5	29.4	47.1	76.5
Jeffrey S. Thiede	40.8	34.7	24.5	59.2
Steven L. Bietz	39.2	25.5	35.3	60.8
In order to reward long-term growth, the compensation committee generally allocates a higher percentage of total target compensation to the long-term incentive than to the short-term incentive for our higher level executives, since they are in a better position to influence our long-term performance. As discussed later, Mr. Goodin’s long-term incentive percentage was kept at a lower level to balance his higher Supplemental Income Security Plan benefit. Also, Mr. Thiede’s long-term incentive percentage was lower than the guideline, as he transitions from all short-term incentive to a combination of short-term and long-term incentive in connection with his promotion in 2013. Additionally, the long-term incentive, if earned, is paid in company common stock. These awards, combined with our stock retention requirements and stock ownership policy, discussed later, promote ownership of our stock by the named executive officers. The compensation committee believes that, as stockholders, the named executive officers will be motivated to deliver financial results that build wealth for all stockholders over the long-term.
PEER Analysis: Comparison of Pay for Performance Ratios
Each year we compare our named executive officers’ pay for performance ratios to the pay for performance ratios of the named executive officers in the performance graph peer group. This analysis compares the relationship between our compensation levels and our average annual total stockholder return to the peer group over a five-year period. All data used in the analysis, including the valuation of long-term incentives and calculation of stockholder return, were compiled by Equilar, Inc., an independent service provider, which is based on each company’s annual filings for its data collection.
This analysis consisted of dividing what we paid our named executive officers for the years 2009 through 2013 by our average annual total stockholder return for the same five-year period to yield our pay ratio. For the 2009-2013 comparison, we used the 2014 performance graph peer group companies. Our pay ratio was then compared to the pay ratio of the companies in the performance graph peer group, which was calculated by dividing total direct compensation for all the proxy group executives by the sum of each company’s average annual total stockholder return for the same five-year period. The average annual stockholder return is the geometric mean for the five-year period.
For the five-year period of 2009 through 2013, we paid our named executives approximately $4.9 million per point of shareholder return, while the peer group companies paid their named executives approximately $6.4 million per point of shareholder return. The compensation committee believes that the analysis continues to serve a useful purpose in its annual review of compensation for the named executives.
2014 Compensation for Our Named Executive Officers
Base Salaries, Total Annual Compensation, and Total Direct Compensation
David L. Goodin
For 2014, the compensation committee awarded Mr. Goodin, our president and chief executive officer, a 9.6% increase, raising his salary from $625,000 to $685,000, or 87.8% of the midpoint of salary grade L. The committee noted that the $685,000 was below the median salary of $750,000 for the chief executive officers from the performance graph peer companies and below the median salary of $801,500 for the chief executive officers from the salary survey data, both as noted in the competitive assessment. The committee believed the 9.6% increase was appropriate in light of Mr. Goodin’s job maturity, knowledge of the company’s business segments, skill sets, and management style, in addition to 2013 performance, which included earnings per share and return on invested capital results at 103.9% of plan and 103.1% of plan, respectively, as measured on a nine month actual plus three month plan basis. The committee also believed it was appropriate for Mr. Goodin’s 2014 base salary to be less than market and less than the 2014 midpoint due to his newness in the position. The committee established Mr. Goodin’s 2014 target total annual cash compensation at $1,712,500, which was above the median total cash compensation of $1,664,600 paid to chief executive officers from the performance graph peer companies and above the median total cash compensation of $1,532,700 paid to chief executive officers from the salary survey data, both as noted in the competitive assessment.

MDU Resources Group, Inc. Proxy Statement 19

Proxy Statement

From a total direct compensation perspective, the committee established a target of $2,740,000, which was above the competitive reference point of $2,565,600 for the performance graph peer group and below the competitive reference point of $3,192,800 for the salary survey companies.
Doran N. Schwartz
For 2014, the compensation committee awarded Mr. Schwartz, our vice president and chief financial officer, a 4.3% increase, raising his salary from $345,000 to $360,000, or to 105.9% of the midpoint of salary grade I. Combined with his target annual and long-term incentive, this would result in target total annual compensation of 73% and target total direct compensation of 54% of the 2014 competitive salary survey data at the 50th percentile. The compensation committee’s rationale for the increase was in recognition of his:

•
assistance in the company delivering earnings per share and return on invested capital results at 103.9% of plan and 103.1% of plan, respectively, as measured on a nine month actual plus three month plan basis

•	leadership in maintaining excellent relationships with the investment community and

•	relatively low salary compared to the chief financial officers of performance graph peer companies.
J. Kent Wells
For 2014, the compensation committee awarded Mr. Wells, vice chairman of the corporation and chief executive officer of Fidelity Exploration & Production Company, a 5.3% increase, raising his salary from $570,000 to $600,000 or 116.5% of the midpoint of salary grade K. Combined with his target annual and long-term incentives, this would result in target total annual compensation of 123% and target total direct compensation of 136% of the 2014 competitive salary survey data at the 50th percentile. The compensation committee’s rationale for the increase was in recognition of:

•	Fidelity Exploration & Production’s continued growth in production and continuing the shift in production mix from natural gas to oil and liquids and

•	continuing to promote a safety culture at Fidelity Exploration & Production Company.
Jeffrey S. Thiede
For 2014, the compensation committee awarded Mr. Thiede, president and chief executive officer of MDU Construction Services Group, Inc., a 3.9% increase, raising his annual salary from $385,000 to $400,000, or 102.6% of the midpoint of salary grade J. Due to the limited salary survey data on comparable positions, the 2014 competitive assessment was based solely on the Equilar data discussed above under “Role of Management.” Combined with his target annual and long-term incentives, Mr. Thiede’s target total annual compensation and target total direct compensation was 81% and 87%, respectively, of the median proxy pay data on chief operating officers, and 93% and 123%, respectively, of the median proxy pay data on division heads. The committee believed the 3.9% salary increase was appropriate in light of his grasp of financial targets and budget goals and 2013 performance, which included earnings per share and return on invested capital results at 130.1% of plan and 121.9% of plan, respectively, as measured on a nine-month actual plus three-month plan basis for MDU Construction Services Group, Inc.
Steven L. Bietz
For 2014, the compensation committee awarded Mr. Bietz, president and chief executive officer of WBI Holdings, Inc., a 3.3% increase, raising his salary from $367,700 to $380,000, or 97.4% of the midpoint of salary grade J. Combined with his target annual and long-term incentives, this would result in target total annual compensation of 94% and target total direct compensation of 89% of the 2014 competitive salary survey data at the 50th percentile. The compensation committee’s rationale for the increase was in recognition of his leadership in WBI Holdings, Inc.’s expansion in the gas processing and refining areas.
Annual Incentives
What the Performance Measures Are and Why We Chose Them
The compensation committee develops and reviews financial and other corporate performance measures to help ensure that compensation to the executives reflects the success of their respective business segment and/or the corporation, as well as the value provided to our stockholders.
The compensation committee believes earnings, earnings per share, and return on invested capital are very good measurements in assessing a business segment’s performance and the company’s performance from a financial perspective, because:

20 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

•	earnings and earnings per share are generally accepted accounting principle measurements and are key drivers of stockholder return over the long-term and

•
return on invested capital measures how efficiently and effectively management deploys capital, where sustained returns on invested capital in excess of a business segment’s cost of capital create value for our stockholders.

The compensation committee chose earnings as the performance measure for two business segments. For the construction services segment, selected earnings levels were used in order to balance the difficulty in forecasting as well as earnings volatility for that segment, instead of tying performance to allocated earnings per share and budgeted return on invested capital resulting from the annual planning process. For the exploration and production segment, earnings, as adjusted, were used to motivate the chief executive officer to increase and maintain production at a high level and develop the appropriate mix of production and replacement reserves, without regard to the effect on earnings of non-cash impairments and hedge accounting, the pricing components over which he had no control.
As in prior years, the compensation committee selected allocated earnings per share and return on invested capital for the pipeline and energy services segment, the electric and natural gas distribution segments, and the construction materials and contracting segment to ensure those chief executive officers’ annual incentive payments are closely aligned to criteria promoting long-term growth in stockholder return. We establish these targets in connection with our annual financial planning process, where we assess the economic environment, competitive outlook, industry trends, and company specific conditions to set projections of results. The compensation committee evaluates the projected results and uses this evaluation to establish the incentive plan performance targets based upon recommendation of the chief executive officer. Allocated earnings per share for a business segment is calculated by dividing that business segment’s earnings by the business segment’s portion of the total company weighted average shares outstanding. Return on invested capital for a business segment is calculated by dividing the business segment’s earnings, without regard to after tax interest expense and preferred stock dividends, by the business segment’s average capitalization for the calendar year. If the compensation committee utilizes a return on invested capital target for a business segment, it considers the business segment’s weighted average cost of capital. The weighted average cost of capital is a composite cost of the individual sources of funds including equity and debt used to finance a company’s assets. It is calculated by averaging the cost of debt plus the cost of equity by the proportion each represents in our, or the business segment’s, capital structure.
For the named executive officers working at MDU Resources Group, Inc., who were Messrs. Goodin and Schwartz, the compensation committee continued to base annual incentives on the achievement of performance goals at the business segments: (i) the construction materials and contracting segment, (ii) the construction services segment, (iii) the pipeline and energy services segment, (iv) the exploration and production segment, and (v) the electric and natural gas distribution segments. The compensation committee’s rationale for this approach was to provide greater alignment between the MDU Resources Group, Inc. executives and business segment performance.
As established by the compensation committee in February 2014, the annual performance measures and goal weightings for the business segment leaders were:

Position	Business Segment	Business Segment Goal Weighting				Company Goal Weighting
		Allocated EPS (%)	ROIC (%)	Earnings (%)		EPS (%)[1]
President and Chief Executive Officer	Exploration and Production	—	—	75.0	[2]	25.0
President and Chief Executive Officer	Construction Services	—	—	75.0	[3]	25.0
President and Chief Executive Officer	Pipeline and Energy Services	37.5	37.5	—		25.0
President and Chief Executive Officer	Construction Materials and Contracting	37.5	37.5	—		25.0
President and Chief Executive Officer	Electric and Natural Gas Distribution	37.5	37.5	—		25.0
[1]
Earnings per share for purposes of the annual incentive calculation (i) reflect the adjustments referred to in footnote 2 and (ii) exclude the effects on earnings at the MDU Resources level of intersegment eliminations.

[2]
Earnings were defined as GAAP earnings reported for the exploration and production segment, adjusted to exclude the (i) effect on earnings of any noncash write-downs of oil and natural gas properties due to ceiling test impairment charges and any associated earnings benefit resulting from lower depletion, depreciation and amortization expenses and (ii) the effect on earnings of any noncash gains and losses that result from (x) ineffectiveness in hedge accounting or (y) derivatives that no longer qualify for hedge accounting treatment.

[3]						Earnings were defined as GAAP earnings.

MDU Resources Group, Inc. Proxy Statement 21

Proxy Statement

Our Named Executive Officers’ Target Annual Incentive Compensation
The compensation committee established the named executive officers’ target annual incentive as a percentage of each officer’s actual 2014 base salary.
Messrs. Goodin’s and Schwartz’s 2014 target annual incentives were based on the following:

•
Mr. Goodin’s 2014 target annual incentive was unchanged at 150% of base salary, which was above the 91% and 122% of base salary paid to chief executive officer positions based on salary survey data and performance graph peer group data, respectively, from the competitive assessment. The committee’s rationale for assigning an above-market target annual incentive percentage was to offset a below-market target long-term incentive and to ensure, from an internal equity standpoint, that Mr. Goodin’s target incentive was above the target incentives of his direct reports.

•
Mr. Schwartz’s 2014 target annual incentive was unchanged at 50% of base salary, which was below the 67% and 77% of base salary paid to chief financial officers based on salary survey data and performance graph peer group data, respectively, from the competitive assessment. Notwithstanding this difference, the committee did not increase Mr. Schwartz’s annual incentive target in favor of waiting some additional time before increasing the annual incentive target.

Mr. Wells’ 2014 target incentive was unchanged at 125% of base salary, which was above the 96% of base salary paid to comparable positions in the survey data and above the 82% and 80% of base salary based on proxy pay data from SEC filings as of July 2013, and as compiled by Equilar, on chief operating officers and division heads from companies in relevant industries. The compensation committee determined, as it had in prior years, that the target incentive of 125% of base salary was appropriate given the significant investment in the exploration and production segment and the desire to incentivize and motivate Mr. Wells to generate earnings that can greatly impact overall company earnings.
Mr. Thiede’s 2014 target incentive was set at 85% of base salary, a decrease from 90% of base salary in 2013. The decrease was part of the committee’s plan to decrease his short-term target incentive to 65% of base salary by 2017 while, at the same time, increasing his long-term incentive target to 90% of base salary over the same time period.
Mr. Bietz’s 2014 target incentive was unchanged from 2013 and set at 65% of base salary, which was below the 74% of base salary paid to comparable positions in the survey data. Notwithstanding the difference, the committee did not increase Mr. Bietz’s incentive target for 2014 because the historical trend has shown smaller differences between the incentive target awarded to Mr. Bietz and the competitive data, and the committee determined not to change the target based on a one-year result.
MDU Resources Group, Inc. EPS Goal
The MDU Resources Group, Inc. earnings per share component represented 25% of the award opportunity for all business segment leaders. Payout could range from no payment if the results were below 85% of the $1.48 target to a 200% payout if the results were $1.70 or higher. The committee set the target at $1.48, as adjusted, which was above the 2013 target of $1.27 and below the adjusted 2013 results of $1.49. The 2014 target was established based on adjusted earnings at the exploration and production segment as described in footnote 2 to the table under What the Performance Measures Are and Why We Chose Them above and excluded the effect on earnings at the company level of intersegment eliminations. The 2014 adjusted earnings per share target level reflected:

•	continued solid execution in all business segments

•	significant investments in our exploration and production, electric and natural gas distribution, and pipeline and energy services segments and

•	anticipated lower oil and natural gas commodity prices.
Earnings per share for 2014 were, on a GAAP basis, $1.55 and, on an adjusted basis as described in footnotes 1 and 2 to the table above under What the Performance Measures Are and Why We Chose them, were $1.50. The payment on this component was 109% of target.
Exploration and Production Segment Earnings Goal
For Mr. Wells, 75% of the 2014 award opportunity was based on earnings adjusted as described in footnote 2 to the table above under What the Performance Measures Are and Why We Chose Them. Payout could range from no payment if 2014 earnings were below the 85% level of $81.2 million to a 200% payout if the segment’s 2014 earnings were at or above the 115% level of $109.8 million. For 2014 the 85% to 115% range was wider than the 90% to 110% range for 2013 to accommodate an expected increase in commodity price volatility for 2014.

22 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The committee set the exploration and production segment’s 2014 adjusted earnings target level at $95.5 million, which was above the 2013 target level of $84.0 million and below the 2013 adjusted results of $98.4 million. The 2014 earnings target as compared to 2013 adjusted results and target was due primarily to higher depletion, depreciation and amortization expense, and lower expected commodity prices, as well as expected increased oil production.
The segment’s 2014 earnings were $82.0 million equating to a 29.3% payment on the segment’s earnings component, which coupled with MDU Resources Group, Inc.’s earnings per share being 109% of target, resulted in a 2014 annual incentive payment for Mr. Wells of $369,750 or 49.3% of target.
Construction Services Segment Earnings Goal
For Mr. Thiede, 75% of the 2014 incentive award opportunity was based on the construction services segment’s 2014 earnings, where the payout could range from no payment if the results were below the 70% level of $14.5 million to 250% of the target amount if the results were at or above $35.8 million.
Predetermined earnings levels were selected in order to balance the difficulty in forecasting as well as earnings volatility for that segment. Specifically, earnings of $20.9 million, the result necessary to trigger payment of the target award, equated to a return on invested capital of approximately 7.2%, and earnings of $35.8 million, the result necessary to trigger payment of the maximum award, equated to a return on invested capital of approximately 12.2%. The committee felt these earnings levels were appropriate given the business segment’s 2014 projected weighted average cost of capital was 9%.
The construction services segment’s 2014 earnings were $54.4 million, equating to a 250% payment on the segment’s earnings component, which coupled with MDU Resources Group, Inc.’s earnings per share being 109% of target, resulted in a 2014 annual incentive payment for Mr. Thiede of $730,150 or 214.8% of target.
Pipeline and Energy Services Segment EPS, ROIC, and Safety Goals
For Mr. Bietz, 75% of the 2014 award opportunity was based on the pipeline and energy service segment’s allocated earnings per share and budgeted return on invested capital, equally weighted. Payout could range from no payment if the results were below the 85% level of $0.83 EPS and 3.3% ROIC to a 200% payout if:

•	the 2014 allocated earnings per share for the segment were at or above the 115% level of $1.13 and

•	the 2014 return on invested capital was at or above the 115% level of 4.5%.
For 2014, the committee set the pipeline and energy service segment’s allocated earnings per share target at $0.98 and return on invested capital target at 3.9%. The 2014 earnings per share target was below the 2013 target of $1.16, reflecting lower anticipated natural gas storage levels and start-up costs associated with Dakota Prairie Refining, LLC. The 2014 earnings per share target was also above the 2013 earnings per share results of $0.51 due to anticipated improved results from the business segment’s Pronghorn facility, anticipated higher transportation volumes, and the absence of the $9.0 million negative earnings impact associated with the impairment of natural gas gathering assets that occurred in 2013. The 2014 ROIC target of 3.9% was below the 2013 target of 5.4% and above the 2013 actual results of 3.1%, due primarily to the capital investments in Dakota Prairie Refining.
Mr. Bietz also had five individual goals relating to safety results with each goal that was not met reducing the annual incentive award by 1%. The five individual goals were:

•	each established local safety committee will conduct eight meetings per year

•	each established local safety committee must conduct four site assessments per year

•	report motor vehicle accidents and personal injuries by the end of the next business day, which will be achieved only if 85% or more of the reports are submitted by the end of the next business day

•	achieve the targeted vehicle accident incident rate of 1.85 or less and

•	achieve the targeted personal injury incident rate of 2.1 or less.

MDU Resources Group, Inc. Proxy Statement 23

Proxy Statement

Results at the pipeline and energy services segment (before adjustment for the five safety goals) were 138.8% and 130.8%, respectively, of the 2014 allocated earnings per share and return on invested capital measures, equating to 200% of target each. These results, coupled with MDU Resources Group, Inc.’s earnings per share being 109% of target and four of the five safety goals being met, resulted in 175.5% of the target being met, or an award of $433,552. However, the committee used its negative discretion and reduced Mr. Bietz’s award to $333,552 due to the cost overruns and delay in the start date at Dakota Prairie Refining.
Electric and Natural Gas Distribution Segments EPS and ROIC Goals
For the electric and natural gas distribution segments, 75% of the 2014 award opportunity was based on allocated earnings per share and budgeted return on invested capital, equally weighted. Payout could range from no payment if the allocated earnings per share and return on invested capital results were below the 85% level of $1.11 EPS and 4.8% ROIC to a 200% payout if:

•	the 2014 allocated earnings per share for the segment were at or above the 115% level of $1.50 and

•	the 2014 return on invested capital was at or above the 115% level of 6.6%.
The committee set the 2014 target for allocated earnings per share at $1.30, which was higher than the 2013 target and equal to the 2013 actual results to reflect anticipated increased operating efficiencies, offset by higher investments. The committee set the 2014 return on invested capital target at 5.7%, which was lower than the 2013 target level and the 2013 actual results to reflect higher invested capital associated with its growth projects. The 2014 return on invested capital target was above the segment’s projected 2014 weighted average cost of capital.
For 2014, the electric and natural gas distribution segments’ earnings per share and return on invested capital were 89.2% and 93.0% of their respective targets, equating to 46.2% and 64.9%, respectively, of the target amount attributable to those components, which coupled with MDU Resources Group, Inc.’s earnings per share being 109% of target, led to overall results for these segments of 68.9% of the 2014 target annual incentive award.
Construction Materials and Contracting Segment EPS and ROIC Goals
For the construction materials and contracting segment, 75% of the 2014 award opportunity was based on allocated earnings per share and budgeted return on invested capital, equally weighted. Payout could range from no payment if the results were below the 70% level of $0.58 EPS and 4.4% ROIC to a 200% payout if:

•	the 2014 allocated earnings per share for the segment were at or above the 115% level of $0.95 and

•	the 2014 return on invested capital was at or above the 138% level of 8.7%.
For the construction materials and contracting segment, the committee set the 2014 allocated earnings per share target at $0.83, which was higher than the 2013 target of $0.52 and actual results of $0.77, to reflect anticipated increases in construction materials volumes and construction activity in western North Dakota and Texas. The committee set the 2014 return on invested capital target at 6.3%, higher than the 2013 target of 4.3% and the 2013 actual results of 6.1%, due to higher anticipated earnings.
The construction materials and contracting segment’s 2014 earnings per share and return on invested capital were 95.2% and 98.4% of their respective 2014 targets, equating to 88.0% and 96.0%, respectively, of the target amount attributable to those components, which coupled with MDU Resources Group, Inc.’s earnings per share being 109% of target, led to overall results for this segment of 96.3% of the 2014 target annual incentive award.

24 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The following two tables show the 2013 and 2014 incentive plan performance targets and results by business segment:

	2013 Incentive Plan Performance Targets				2013 Incentive Plan Results
Name	EPS Business Segment ($)	ROIC (%)	Business Segment Earnings (millions) ($)	EPS MDU Resources ($)	EPS Business Segment ($) / (% of Target)	ROIC (%) / (% of Target)	Business Segment Earnings ($) / (% of Target)	EPS MDU Resources ($) / (% of Target)
Pipeline and Energy Services	1.16	5.4	—	1.27	0.51 / 0	3.1 / 0	—	1.49 / 200
Exploration and Production	—	—	84.0	1.27	—	—	98.4 / 200	1.49 / 200
Construction Services	—	—	20.9	1.27	—	—	52.2 / 250	—
Construction Materials and Contracting	0.52	4.3	—	1.27	0.77 / 200	6.1 / 146.5	—	1.49 / 200
Electric and Natural Gas Distribution	1.20	5.9	—	1.27	1.30 / 155.5	6.1 / 122.6	—	1.49 / 200

	2014 Incentive Plan Performance Targets				2014 Incentive Plan Results
Name	EPS Business Segment ($)	ROIC (%)	Business Segment Earnings (millions) ($)	EPS MDU Resources ($)	EPS Business Segment ($) / (% of Target)	ROIC (%) / (% of Target)	Business Segment Earnings ($) / (% of Target)	EPS MDU Resources ($) / (% of Target)
Pipeline and Energy Services	0.98	3.9	—	1.48	1.36 / 200	5.1 / 200	—	1.50 / 109
Exploration and Production	—	—	95.5	1.48	—	—	82.0 / 29.3	1.50 / 109
Construction Services	—	—	20.9	1.48	—	—	54.4 / 250	1.50 / 109
Construction Materials and Contracting	0.83	6.3	—	1.48	0.79 / 88	6.2 / 96	—	1.50 / 109
Electric and Natural Gas Distribution	1.30	5.7	—	1.48	1.16 / 46.2	5.3 / 64.9	—	1.50 / 109

Messrs. Goodin’s and Schwartz’s 2014 annual incentives were earned at 90.6% of target based on the following:

	Column A Percentage of Annual Incentive Target Achieved	Column B Percentage of Average Invested Capital	Column A x Column B

Pipeline and Energy Services	175.5%	11.1%	19.5%
Exploration and Production	49.3%	26.7%	13.2%
Construction Services	214.8%	6.6%	14.2%
Construction Materials and Contracting	96.3%	19.6%	18.9%
Electric and Natural Gas Distribution	68.9%	36.0%	24.8%
Total (Payout Percentage)			90.6%

The committee, however, used its negative discretion and reduced Mr. Goodin’s award from $930,915 to $830,915 due to the cost overruns and delay in the start date of Dakota Prairie Refining.

MDU Resources Group, Inc. Proxy Statement 25

Proxy Statement

The table below lists each named executive officer’s 2014 base salary, target annual incentive percentage, and the annual incentive earned.

Name	2014 Base Salary (000s) ($)	2014 Target Annual Incentive (%)	2014 Annual Incentive Earned (% of Target)		2014 Annual Incentive Earned (000s) ($)

David L. Goodin	685.0	150.0	90.6 / 80.9	[1]	830.9	[1]
Doran N. Schwartz	360.0	50.0	90.6		163.1
J. Kent Wells	600.0	125.0	49.3		369.8
Jeffrey S. Thiede	400.0	85.0	214.8		730.2
Steven L. Bietz	380.0	65.0	175.5 / 135.1	[2]	333.6	[2]
[1]	While Mr. Goodin’s annual incentive was earned at 90.6% of target, because the compensation committee reduced his award to $830.9, he actually earned 80.9% of target.
[2]	While Mr. Bietz’s annual incentive was earned at 175.5% of target, because the compensation committee reduced his award to $333.6, he actually earned 135.1% of target.
Deferral of Annual Incentive Compensation
We provide executives the opportunity to defer receipt of earned annual incentives. If an executive chooses to defer his or her annual incentive, we will credit the deferral with interest at a rate determined by the compensation committee. For 2014, the committee chose to use the average of (i) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “A” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12, and (ii) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “Baa” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12. This resulted in an interest rate of 4.67%. The compensation committee’s reasons for using this approach recognized:

•	incentive deferrals are a low-cost source of capital for the company and

•	incentive deferrals are unsecured obligations and, therefore, carry a higher risk to the executives.
2014 Long-Term Incentives
Performance Share Awards
We use the Long-Term Performance-Based Incentive Plan, which has been approved by our stockholders, for long-term incentive compensation, with performance shares as the primary form of long-term incentive compensation. We have not granted stock options since 2001, and in 2011 we amended the plan to no longer permit the grant of stock options or stock appreciation rights; no stock options, stock appreciation rights, or restricted shares are outstanding.
The compensation committee has used relative stockholder return in comparison to the performance graph peer group as the performance measure for a number of years, including the 2014 performance share awards. The performance graph peer group consisted of the following companies when the committee granted performance shares in February 2014.

•	ALLETE, Inc.	•	EQT Corporation	•	SM Energy Company
•	Alliant Energy Corporation	•	Granite Construction Incorporated	•	Sterling Construction Company, Inc.
•	Atmos Energy Corporation	•	Martin Marietta Materials, Inc.	•	Swift Energy Company
•	Avista Corporation	•	National Fuel Gas Company	•	Texas Industries
•	Bill Barrett Corporation	•	Northwest Natural Gas Company	•	Vectren Corporation
•	Black Hills Corporation	•	Pike Corporation	•	Vulcan Materials Company
•	Comstock Resources, Inc.	•	Quanta Services, Inc.	•	Whiting Petroleum Corporation
•	EMCOR Group, Inc.	•	Questar Corporation
The performance measure is our total stockholder return over a three-year measurement period as compared to the total stockholder returns of the companies in our performance graph peer group over the same three-year period. The compensation committee selected the relative stockholder return performance measure because it believes executive pay under a long-term, capital accumulation program such as this should mirror our long-term performance in stockholder return as compared to other public companies in our industries. Payments are made in company stock; dividend equivalents are paid in cash. No dividend equivalents are paid on unvested performance shares.

26 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Total stockholder return is the percentage change in the value of an investment in the common stock of a company, from the closing price on the last trading day in the calendar year preceding the beginning of the performance period, through the last trading day in the final year of the performance period. It is assumed that dividends are reinvested in additional shares of common stock at the frequency paid.
As with the target annual incentive, we determined the target long-term incentive for a given position in part from the competitive assessment and in part by the compensation committee’s judgment on the impact each position has on our total stockholder return. The committee kept the chief executive officer’s target long-term incentive below a level indicated from the competitive assessment. Mr. Goodin’s target was 150% of base salary, below the salary survey median of 207% of base salary and above the performance graph peer group median of 120% of base salary for chief executive officers. The compensation committee has historically set the president and chief executive officer’s target long-term incentive compensation below the level indicated by the salary survey data in the competitive assessment to offset his benefit under the Supplemental Income Security Plan, our nonqualified defined benefit plan, which prior assessments had shown to be higher than competitive levels.
Messrs. Schwartz’s and Wells’ target long-term incentives were unchanged from 2013. Mr. Schwartz’s target long-term incentive of 75% of base salary was below the salary survey median of 175% of base salary and below the performance graph peer group median of 79% of base salary for chief financial officers. Mr. Wells’ target long-term incentive was 200% of base salary, which was above the salary survey median of 138% and above the proxy pay data from SEC filings as of July, 2013, and as compiled by Equilar, of 146% of base salary on chief operating officers and 68% of base salary on division heads from companies in relevant industries. We believed that Mr. Wells’ long-term incentive target was appropriate due to his lack of participation in our supplemental income security plan and our nonqualified defined contribution plan.
Mr. Thiede’s long-term incentive target was set at 60% of base salary for 2014, his first year of participation in the long-term incentive plan. The establishment of his long-term incentive target at 60% of salary was part of the committee’s plan to increase his long-term target incentive to 90% of base salary by 2017 while, at the same time, decreasing his short-term incentive target to 65% of base salary over the same period. Mr. Bietz’s 2014 target long-term incentive was 90% of base salary and was unchanged from 2013. The 90% of target was below the salary survey median of 110% of base salary and above the proxy pay data from SEC filings as of July 2013, and as compiled by Equilar, of 71% of base salary on chief operating officers and 59% of base salary on division heads from companies in relevant industries.
On February 13, 2014, the board of directors, upon recommendation of the compensation committee, made performance share grants to the named executive officers. The compensation committee determined the target number of performance shares granted to each named executive officer by multiplying the named executive officer’s 2014 base salary by his target long-term incentive and then dividing this product by the average of the closing prices of our stock from January 1, 2014 through January 22, 2014, as shown in the following table:

Name	2014 Base Salary to Determine Target ($)	2014 Target Long-Term Incentive at Time of Grant (%)	2014 Target Long-Term Incentive at Time of Grant ($)	Average Closing Price of Our Stock From January 1 Through January 22 ($)	Resulting Number of Performance Shares Granted on February 13 (#)
David L. Goodin	685,000	150	1,027,500	30.51	33,677
Doran N. Schwartz	360,000	75	270,000	30.51	8,849
J. Kent Wells	600,000	200	1,200,000	30.51	39,331
Jeffrey S. Thiede	400,000	60	240,000	30.51	7,866
Steven L. Bietz	380,000	90	342,000	30.51	11,209
Assuming our three-year (2014 through 2016) total stockholder return is positive, from 0% to 200% of the target grant will be paid out in February 2017 depending on our total stockholder return compared to the total three-year stockholder returns of companies in our performance graph peer group. The payout percentage will be a function of our rank against our performance graph peer group as delineated in the following table:
Long-Term Incentive Payout Percentages

The Company’s Percentile Rank	Payout Percentage of February 13, 2014 Grant
75th or higher	200%
50th	100%
25th	20%
Less than 25th	0%

MDU Resources Group, Inc. Proxy Statement 27

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Payouts for percentile ranks falling between the intervals will be interpolated. We also will pay dividend equivalents in cash on the number of shares actually earned for the performance period. The dividend equivalents will be paid in 2017 at the same time as the performance share awards are paid.
As had been established for awards granted beginning in 2011, if our total stockholder return is negative, the shares and dividend equivalents otherwise earned, if any, will be reduced in accordance with the following table:

Total Stockholder Return	Reduction in Award
0% through -5%	50%
-5.01% through -10%	60%
-10.01% through -15%	70%
-15.01% through -20%	80%
-20.01% through -25%	90%
-25.01% or below	100%
The named executive officers must retain 50% of the net after-tax shares that are earned pursuant to this long-term incentive award until the earlier of (i) the end of the two-year period commencing on the date any shares earned under the award are issued and (ii) the executive’s termination of employment.
Payment in February 2014 for 2011 Grants under the Long-Term Performance-Based Incentive Plan
We granted performance shares to our named executive officers under the Long-Term Performance-Based Incentive Plan on February 17, 2011 for the 2011 through 2013 performance period. Our total stockholder return for the 2011 through 2013 performance period was 64.37%, which corresponded to a percentile rank of 87% against our performance graph peer group and resulted in 193% of the shares granted in 2011, plus dividend equivalents, being paid to the named executive officers except for Messrs. Wells and Thiede, who did not participate in the program in 2011.
Clawback
In November 2005, we implemented a guideline for repayment of incentives due to accounting restatements, commonly referred to as a clawback policy, whereby the compensation committee may seek repayment of annual and long-term incentives paid to executives if accounting restatements occur within three years after the payment of incentives under the annual and long-term plans. Under our clawback policy, the compensation committee may require executives to forfeit awards and may rescind vesting, or the acceleration of vesting, of an award.
Post-Termination Compensation and Benefits
Pension Plans
Effective in 2006, we no longer offer defined benefit pension plans to new non-bargaining unit employees. The defined benefit plans available to employees hired before 2006 were amended to cease benefit accruals as of December 31, 2009. The frozen benefit provided through our qualified defined benefit pension plans is determined by years of service and base salary. Effective 2010, for those employees who were participants in defined benefit pension plans and for executives and other non-bargaining unit employees hired after 2006, the company offers increased company contributions to our 401(k) plan. For non-bargaining unit employees hired after 2006, the retirement contribution is 5% of plan eligible compensation. For participants hired prior to 2006, retirement contributions are based on the participant’s age as of December 31, 2009. The retirement contribution is 11.5% for Messrs. Goodin and Bietz, 10.5% for Mr. Schwartz, and 5% for Mr. Wells and Mr. Thiede, which amounts may be reduced in accordance with the provisions of the 401(k) plan.
Supplemental Income Security Plan
Benefits Offered
We offer certain key managers and executives, including all of our named executive officers, except Mr. Wells and Mr. Thiede, benefits under our nonqualified retirement plan, which we refer to as the Supplemental Income Security Plan or SISP. The SISP has a ten-year vesting schedule and was amended to add an additional vesting requirement for benefit level increases occurring on or after January 1, 2010. The SISP provides participants with additional retirement income and death benefits.
We believe the SISP is effective in retaining the talent necessary to drive long-term stockholder value. In addition, we believe that the ten-year vesting provision of the SISP, augmented by an additional three years of vesting for benefit level increases occurring on or after January 1, 2010, helps promote retention of key executive officers.

28 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Benefit Levels
The chief executive officer recommends benefit level increases to the compensation committee for participants except himself. The chief executive officer considers, among other things, the participant’s salary in relation to the salary ranges that correspond with the SISP benefit levels, the participant’s performance, the performance of the applicable business segment or the company, and the cost associated with the benefit level increase.
The chief executive recommended, and the compensation committee approved, a 2014 SISP benefit level increase for Mr. Schwartz. The benefit level increase corresponded to one level below which Mr. Schwartz’s 2014 salary would otherwise qualify. The recommendation was to recognize Mr. Schwartz’s continued growth in assuming the top financial role at the company.
The following table reflects our named executive officers’ SISP levels as of December 31, 2014:

	December 31, 2014
	Annual SISP Benefits
Name	Survivor ($)	Retirement ($)

David L. Goodin	552,960	276,480
Doran N. Schwartz	262,464	131,232
J. Kent Wells	N/A	N/A
Jeffrey S. Thiede	N/A	N/A
Steven L. Bietz	386,640	193,320
Nonqualified Defined Contribution Plan
The company adopted the Nonqualified Defined Contribution Plan, or NQDCP, effective January 1, 2012, to provide deferred compensation for a select group of management or highly compensated employees who do not participate in the SISP. The compensation committee, upon recommendation from the chief executive officer, determines which employees will participate in the NQDCP for any year. The compensation committee determines the amount of employer contributions under the plan, which are credited to plan accounts and not funded. After satisfying a four-year vesting requirement for each contribution, the contributions and investment earnings will be distributed to the executive in a lump sum upon separation from service with the company or in annual installments commencing upon the later of (i) separation from service and (ii) age 65. The four-year vesting requirement is waived if the participant dies while employed by the company.
The committee, upon recommendation of the chief executive officer, selected Mr. Thiede as a participant for 2014 with an employer contribution of $75,000 or 18.75% of his base salary as of January 1, 2014. The contribution was awarded to recognize his leadership in the construction services segment’s achievement of a twelve-month return on invested capital, measured at June 30, 2013, of 16.1% as compared to a median return on invested capital of 9.5% at the relevant companies in our performance graph peer group. We believe that Mr. Thiede’s participation in this plan and the four-year vesting requirement enhances retention since he cannot participate in any of our defined benefit retirement plans.
Impact of Tax and Accounting Treatment
The compensation committee may consider the impact of tax and/or accounting treatment in determining compensation. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation paid to certain officers that we may deduct as a business expense in any tax year unless, among other things, the compensation qualifies as performance-based compensation, as that term is used in Section 162(m). Generally, long-term incentive compensation and annual incentive awards for our chief executive officer and those executive officers whose overall compensation is likely to exceed $1 million are structured to be deductible for purposes of Section 162(m) of the Internal Revenue Code, but we may pay compensation to an executive officer that is not deductible. All annual or long-term incentive compensation paid to our named executive officers in 2014 satisfied the requirements for deductibility, except for $195,645 paid to Mr. Thiede in 2014 attributable to his 2013 annual incentive compensation. This incentive award was granted to Mr. Thiede prior to his promotion in May 2013 under a plan that was not approved by stockholders for purposes of Section 162(m) of the Code.
Section 409A of the Internal Revenue Code imposes additional income taxes on executive officers for certain types of deferred compensation if the deferral does not comply with Section 409A. We have amended our compensation plans and arrangements affected by Section 409A with the objective of not triggering any additional income taxes under Section 409A.
Section 4999 of the Internal Revenue Code imposes an excise tax on payments to executives and others of amounts that are considered to be related to a change of control if they exceed levels specified in Section 280G of the Internal Revenue Code. To the extent a change in

MDU Resources Group, Inc. Proxy Statement 29

Proxy Statement

control triggers liability for an excise tax, payment of the excise tax will be made by the individual. The company will not pay the excise tax. We do not consider the potential impact of Section 4999 or 280G when designing our compensation programs.
The compensation committee also considers the accounting and cash flow implications of various forms of executive compensation. In our financial statements, we record salaries and annual incentive compensation as expenses in the amount paid, or to be paid, to the named executive officers. For our equity awards, accounting rules also require that we record an expense in our financial statements. We calculate the accounting expense of equity awards to employees in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock-based compensation.
Stock Ownership Requirements
We instituted stock ownership guidelines on May 5, 1993, which we revised in November 2010 to provide that executives who participate in our Long-Term Performance-Based Incentive Plan are required within five years to own our common stock equal to a multiple of their base salaries. Stock owned through our 401(k) plan or by a spouse is considered in ownership calculations. Unvested performance shares and other unvested equity awards are not considered in ownership calculations. The level of stock ownership compared to the requirements is determined based on the closing sale price of the stock on the last trading day of the year and base salary at December 31 of each year. Each February the compensation committee receives a report on the status of stock holdings by executives. The committee may, in its sole discretion, grant an extension of time to meet the ownership requirements or take such other action as it deems appropriate to enable the executive to achieve compliance with the policy. The table shows the named executive officers’ holdings as of December 31, 2014:

Name	Assigned Guideline Multiple of Base Salary	Actual Holdings as a Multiple of Base Salary	Number of Years at Guideline Multiple (#)
David L. Goodin	4X	2.25	2.00	[1]
Doran N. Schwartz	3X	2.79	4.87	[2]
J. Kent Wells	3X	1.09	3.67	[3]
Jeffrey S. Thiede	3X	0.13	1.00	[4]
Steven L. Bietz	3X	4.47	12.33
[1] Participant must meet ownership requirement by January 1, 2018.
[2] Participant must meet ownership requirement by February 17, 2015.
[3] Participant must meet ownership requirement by May 1, 2016.
[4] Participant must meet ownership requirement by January 1, 2019.
The compensation committee may consider the policy and the executive’s stock ownership in determining compensation. The committee, however, did not do so with respect to 2014 compensation.
Policy Regarding Hedging Stock Ownership
Our executive compensation policy prohibits Section 16 officers from hedging their ownership of company common stock. Executives may not enter into transactions that allow the executive to benefit from devaluation of our stock or otherwise own stock technically but without the full benefits and risks of such ownership. See the Security Ownership section of the proxy statement for our policy on margin accounts and pledging of our stock.
Compensation Committee Report
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Regulation S-K,
Item 402(b), with management. Based on the review and discussions referred to in the preceding sentence, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement on Schedule 14A.
Thomas Everist, Chairman
Karen B. Fagg
William E. McCracken
Patricia L. Moss

30 MDU Resources Group, Inc. Proxy Statement

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Summary Compensation Table for 2014

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)[1]	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)[2]	All Other Compensation ($) (i)		Total ($) (j)

David L. Goodin	2014	685,000	—	1,385,135	—	830,915	631,901	38,686	[3]	3,571,637
President and CEO	2013	625,000	—	1,241,280	—	1,610,625	532,991	37,517		4,047,413
	2012	—	—	—	—	—	—	—		—

Doran N. Schwartz	2014	360,000	—	363,959	—	163,080	273,974	34,956	[3]	1,195,969
Vice President	2013	345,000	—	342,579	—	296,355	28,459	34,881		1,047,274
and CFO	2012	300,000	—	179,445	—	103,650	100,935	34,224		718,254

J. Kent Wells	2014	600,000	—	1,617,684	—	369,750	—	21,856	[3]	2,609,290
Vice Chairman of the	2013	570,000	—	1,509,419	—	1,425,000	—	20,556		3,524,975
Corporation and	2012	550,000	—	877,331	—	—	—	96,470		1,523,801
CEO of Fidelity
Exploration &
Production Company

Jeffrey S. Thiede	2014	400,000	—	323,529	—	730,150	—	96,481	[3]	1,550,160
President and CEO of	2013	367,068	—	—	—	825,000	—	66,282		1,258,350
MDU Construction	2012	—	—	—	—	—	—	—		—
Services Group, Inc.

Steven L. Bietz	2014	380,000	—	461,026	—	333,552	550,417	39,771	[3]	1,764,766
President and CEO of	2013	367,700	—	438,167	—	119,503	—	38,591		963,961
WBI Energy, Inc.	2012	360,500	—	258,765	—	347,973	329,969	37,884		1,335,091

[1]
Amounts in this column represent the aggregate grant date fair value of the performance share awards calculated in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock-based compensation in FASB Accounting Standards Codification Topic 718. This column was prepared assuming none of the awards will be forfeited. The amounts were calculated using a Monte Carlo simulation, as described in Note 13 of our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014.

[2]
Amounts shown represent the change in the actuarial present value for years ended December 31, 2012, 2013, and 2014 for the named executive officers’ accumulated benefits under the pension plan, excess SISP, and SISP, collectively referred to as the “accumulated pension change,” plus above-market earnings on deferred annual incentives, if any. The amounts shown are based on accumulated pension change and above-market earnings as of December 31, 2012, 2013, and 2014, as follows:

	Accumulated Pension Change			Above-Market Earnings
Name	12/31/2012 ($)	12/31/2013 ($)	12/31/14 ($)	12/31/2012 ($)	12/31/2013 ($)	12/31/14 ($)
David L. Goodin	—	532,986	631,901	—	5	—
Doran N. Schwartz	100,935	28,459	273,974	—	—	—
J. Kent Wells	—	—	—	—	—	—
Jeffrey S. Thiede	—	—	—	—	—	—
Steven L. Bietz	329,969	(261,546)	550,417	—	—	—

MDU Resources Group, Inc. Proxy Statement 31

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3 All Other Compensation is comprised of:

	401(k) ($)[a]	Life Insurance Premium ($)	Matching Charitable Contribution ($)	Nonqualified Defined Contribution Plan ($)	Total ($)
David L. Goodin	37,700	156	830	—	38,686
Doran N. Schwartz	34,500	156	300	—	34,956
J. Kent Wells	20,800	156	900	—	21,856
Jeffrey S. Thiede	20,800	156	525	75,000	96,481
Steven L. Bietz	37,700	156	1,915	—	39,771
[a]	Represents company contributions to 401(k) plan, which include matching contributions and contributions made in lieu of pension plan accruals after pension plans were frozen at December 31, 2009.
Grants of Plan-Based Awards in 2014

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)
Name (a)	Grant Date (b)		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
David L. Goodin	2/13/2014	[1]	319,655	1,027,500	2,124,767	—	—	—	—	—	—	—
	2/13/2014	[2]	—	—	—	6,735	33,677	67,354	—	—	—	1,385,135
Doran N. Schwartz	2/13/2014	[3]	55,998	180,000	372,222	—	—	—	—	—	—	—
	2/13/2014	[2]	—	—	—	1,770	8,849	17,698	—	—	—	363,959
J. Kent Wells	2/13/2014	[1]	187,500	750,000	1,500,000	—	—	—	—	—	—	—
	2/13/2014	[2]	—	—	—	7,866	39,331	78,662	—	—	—	1,617,684
Jeffrey S. Thiede	2/13/2014	[1]	199,750	340,000	807,500	—	—	—	—	—	—	—
	2/13/2014	[2]	—	—	—	1,573	7,866	15,732	—	—	—	323,529
Steven L. Bietz	2/13/2014	[3]	61,750	247,000	494,000	—	—	—	—	—	—	—
	2/13/2014	[2]	—	—	—	2,242	11,209	22,418	—	—	—	461,026

[1]	Annual incentive for 2014 granted pursuant to the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan.
[2]	Performance shares for the 2014-2016 performance period granted pursuant to the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan.
[3]	Annual incentive for 2014 granted pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan.

Narrative Discussion Relating to the Summary Compensation Table
and Grants of Plan-Based Awards Table
Incentive Awards
Annual Incentive
On February 12, 2014, the compensation committee recommended the 2014 annual incentive award opportunities for our named executive officers and the board approved these opportunities at its meeting on February 13, 2014. These award opportunities are reflected in the Grants of Plan-Based Awards table at grant on February 13, 2014, in columns (c), (d), and (e) and in the Summary Compensation Table as earned with respect to 2014 in column (g).
Executive officers may receive a payment of annual cash incentive awards based upon achievement of annual performance measures with a threshold, target, and maximum level. A target incentive award is established based on a percent of the executive’s base salary. Based upon achievement of goals, actual payment may range from 0% to approximately 207% of the target for Messrs. Goodin and Schwartz, from 0% to 200% of the target for Messrs. Wells and Bietz, and from 0% to 237.5% of the target for Mr. Thiede.
In order to be eligible to receive a payment of an annual incentive award under the Long-Term Performance-Based Incentive Plan, Messrs. Goodin, Wells, and Thiede must have remained employed by the company through December 31, 2014, unless the compensation

32 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

committee determines otherwise. The committee has full discretion to determine the extent to which goals have been achieved, the payment level, whether any final payment will be made, and whether to adjust awards downward based upon individual performance. Unless otherwise determined and established in writing by the compensation committee within 90 days of the beginning of the performance period, the performance goals may not be adjusted if the adjustment would increase the annual incentive award payment. The compensation committee may use negative discretion and adjust any annual incentive award payment downward, using any subjective or objective measures as it shall determine. The application of any reduction, and the methodology used in determining any such reduction, is in the sole discretion of the compensation committee.
With respect to annual incentive awards granted pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan, which includes Messrs. Schwartz and Bietz, participants who retire during the year at age 65 pursuant to their employer’s bylaws remain eligible to receive an award. Subject to the compensation committee’s discretion, executives who terminate employment for other reasons are not eligible for an award. The compensation committee has full discretion to determine the extent to which goals have been achieved, the payment level, and whether any final payment will be made. Once performance goals are approved by the committee for executive incentive compensation plan awards, the committee generally does not modify the goals. However, if major unforeseen changes in economic and environmental conditions or other significant factors beyond the control of management substantially affected management’s ability to achieve the specified performance goals, the committee, in consultation with the chief executive officer, may modify the performance goals. Such goal modifications will only be considered in years of unusually adverse or favorable external conditions.
Annual incentive awards earned for Messrs. Goodin and Schwartz were determined based on achievement of performance goals at the following business segments - (i) pipeline and energy services, (ii) exploration and production, (iii) construction services, (iv) construction materials and contracting, and (v) electric and natural gas distribution - and were calculated as follows:

	Column A Percentage of Annual Incentive Target Achieved	Column B Percentage of Average Invested Capital	Column A x Column B

Pipeline and Energy Services	175.5%	11.1%	19.5%
Exploration and Production	49.3%	26.7%	13.2%
Construction Services	214.8%	6.6%	14.2%
Construction Materials and Contracting	96.3%	19.6%	18.9%
Electric and Natural Gas Distribution	68.9%	36.0%	24.8%
Total (Payout Percentage)			90.6%
Messrs. Wells, Thiede, and Bietz had 2014 award opportunities based 75% on performance goals at their respective segments and 25% on MDU Resources Group, Inc.’s earnings per share.
The 2014 target for the MDU Resources Group 25% award opportunity was established based on consolidated earnings per share, adjusted as described in the footnote to the table below describing Mr. Wells’ 75% award opportunity and also adjusted to exclude the effect on earnings at the company level of intersegment eliminations.
The MDU Resources Group 25% award opportunity was as follows:

MDU Resources Group, Inc.’s adjusted consolidated 2014 earnings per share results as a % of target	Corresponding payment of annual incentive target based on adjusted consolidated earnings per share results
Less than 85%	0%
85%	25%
90%	50%
95%	75%
100%	100%
103%	120%
106%	140%
109%	160%
112%	180%
115%	200%

MDU Resources Group, Inc. Proxy Statement 33

Proxy Statement

The 75% award opportunity available to Mr. Wells was:

	Exploration and Production’s 2014 earnings* results as a % of 2014 target	Corresponding payment of annual incentive target based on earnings
	Less than 85%	0%
	85%	25%
	90%	50%
	95%	75%
	100%	100%
	103%	120%
	106%	140%
	109%	160%
	112%	180%
	115%	200%
*
Earnings is defined as GAAP earnings reported for the exploration and production segment, adjusted to exclude the (i) effect on earnings of any noncash write-downs of oil and natural gas properties due to ceiling test impairment charges and any associated earnings benefit resulting from lower depletion, depreciation, and amortization expenses and (ii) the effect on earnings of any noncash gains and losses that result from (x) ineffectiveness in hedge accounting or (y) derivatives that no longer qualify for hedge accounting treatment.

The 75% award opportunity available to Mr. Thiede was:

	Construction Services’ 2014 earnings* results as a % of 2014 target	Corresponding payment of annual incentive target based on earnings
	Less than 70%	0%
	70%	70%
	100%	100%
	116%	130%
	130%	160%
	144%	190%
	157%	220%
	171%	250%
*	Earnings is defined as GAAP earnings reported for the construction services segment.

The 75% award opportunity available to Mr. Bietz was:

Pipeline and Energy Services’ 2014 return on invested capital results as a % of 2014 target (weighted 37.5%)	Corresponding payment of annual incentive target based on return on invested capital	Pipeline and Energy Services’ 2014 earnings per share results as a % of 2014 target (weighted 37.5%)	Corresponding payment of annual incentive target based on earnings per share
Less than 85%	0%	Less than 85%	0%
85%	25%	85%	25%
90%	50%	90%	50%
95%	75%	95%	75%
100%	100%	100%	100%
103%	120%	103%	120%
106%	140%	106%	140%
109%	160%	109%	160%
112%	180%	112%	180%
115%	200%	115%	200%
The pipeline and energy services segment also had five goals relating to the pipeline and energy services segment’s safety results, and each goal that was not met would reduce Mr. Bietz’s annual incentive award payment by 1%.

34 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

For discussion of the specific incentive plan performance targets and results, please see the Compensation Discussion and Analysis.
Long-Term Incentive
On February 12, 2014, the compensation committee recommended long-term incentive grants for the named executive officers in the form of performance shares, and the board approved these grants at its meeting on February 13, 2014. These grants are reflected in columns (f), (g), (h), and (l) of the Grants of Plan-Based Awards table and in column (e) of the Summary Compensation Table.
If the company’s 2014-2016 total stockholder return is positive, from 0% to 200% of the target grant will be paid out in February 2017, depending on our 2014-2016 total stockholder return compared to the total three-year stockholder returns of companies in our performance graph peer group. The payout percentage is determined as follows:

The Company’s Percentile Rank	Payout Percentage of February 13, 2014 Grant
75th or higher	200%
50th	100%
25th	20%
Less than 25th	0%
Payouts for percentile ranks falling between the intervals will be interpolated. We also will pay dividend equivalents in cash on the number of shares actually earned for the performance period. The dividend equivalents will be paid in 2017 at the same time as the performance share awards are paid.
If the common stock of a company in the peer group ceases to be traded at any time during the 2014-2016 performance period, the company will be deleted from the peer group. Percentile rank will be calculated without regard to the return of the deleted company. If MDU Resources Group, Inc. or a company in the peer group spins off a segment of its business, the shares of the spun-off entity will be treated as a cash dividend that is reinvested in MDU Resources Group, Inc. or the company in the peer group.
If the company’s 2014-2016 total stockholder return is negative, the number of shares otherwise earned, if any, for the performance period will be reduced in accordance with the following table:

Total Stockholder Return	Reduction in Award
0% through -5%	50%
-5.01% through -10%	60%
-10.01% through -15%	70%
-15.01% through -20%	80%
-20.01% through -25%	90%
-25.01% or below	100%
Salary and Bonus in Proportion to Total Compensation
The following table shows the proportion of salary and bonus to total compensation:

Name	Salary ($)	Bonus ($)	Total Compensation ($)	Salary and Bonus as a % of Total Compensation
David L. Goodin	685,000	—	3,571,637	19.2%
Doran N. Schwartz	360,000	—	1,195,969	30.1%
J. Kent Wells	600,000	—	2,609,290	23.0%
Jeffrey S. Thiede	400,000	—	1,550,160	25.8%
Steven L. Bietz	380,000	—	1,764,766	21.5%

MDU Resources Group, Inc. Proxy Statement 35

Proxy Statement

Outstanding Equity Awards at Fiscal Year-End 2014

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)[1]
David L. Goodin	—	—	—	—	—	—	—	51,132	[2]	1,201,602
Doran N. Schwartz	—	—	—	—	—	—	—	14,624	[2]	343,664
J. Kent Wells	—	—	—	—	—	—	—	65,004	[2]	1,527,594
Jeffrey S. Thiede	—	—	—	—	—	—	—	1,573	[2]	36,966
Steven L. Bietz	—	—	—	—	—	—	—	18,852	[2]	443,022
1    Value based on the number of performance shares reflected in column (i) multiplied by $23.50, the year-end closing price for 2014.
2    Below is a breakdown by year of the plan awards:

Named Executive Officer	Award	Shares	End of Performance Period
David L. Goodin	2012	1,609	12/31/14
	2013	42,788	12/31/15
	2014	6,735	12/31/16
Doran N. Schwartz	2012	1,045	12/31/14
	2013	11,809	12/31/15
	2014	1,770	12/31/16
J. Kent Wells	2012	5,107	12/31/14
	2013	52,031	12/31/15
	2014	7,866	12/31/16
Jeffery S. Thiede	2012	—	—
	2013	—	—
	2014	1,573	12/31/16
Steven L. Bietz	2012	1,506	12/31/14
	2013	15,104	12/31/15
	2014	2,242	12/31/16
Shares for the 2012 award are shown at the threshold level (10%) based on results for the 2012-2014 performance cycle below threshold.
Shares for the 2013 award are shown at the target level (100%) based on results for the first two years of the 2013-2015 performance cycle below target.
Shares for the 2014 award are shown at the threshold level (20%) based on results for the first year of the 2014-2016 performance cycle below threshold.

36 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Pension Benefits for 2014

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
David L. Goodin	MDU Pension Plan	26	1,095,752	—
	SISP I1,3	10	232,973	—
	SISP II2,3	10	898,811	—
	SISP II 2012 Upgrade[4]	2	69,240	—
	SISP II 2013 Upgrade[4]	1	946,057	—
	SISP Excess[5]	26	34,632	—
Doran N. Schwartz	MDU Pension Plan	4	111,533	—
	SISP II2,3	7	516,614	—
	SISP II 2013 Upgrade[4]	1	170,978	—
	SISP II 2014 Upgrade[4]	0	86,338	—
J. Kent Wells[6]	—	—	—	—
Jeffrey S. Thiede[6]	—	—	—	—
Steven L. Bietz	WBI Pension Plan	28	1,339,373	—
	SISP I1,3	10	848,779	—
	SISP II2,3	10	815,716	—
	SISP Excess[5]	28	109,870	—

[1]	Grandfathered under Section 409A.

[2]	Not grandfathered under Section 409A.

[3]
Years of credited service only affects vesting under SISP I and SISP II. The number of years of credited service in the table reflects the years of vesting service completed in SISP I and SISP II as of December 31, 2014, rather than total years of service with the company. Ten years of vesting service is required to obtain the full benefit under these plans. The present value of accumulated benefits was calculated by assuming the named executive officer would have ten years of vesting service on the assumed benefit commencement date; therefore, no reduction was made to reflect actual vesting levels.

[4]
Benefit level increases granted under SISP II on or after January 1, 2010 require an additional three years of vesting service for the increase. Mr. Goodin received a benefit increase effective January 1, 2012, Messrs. Goodin and Schwartz received benefit level increases effective January 1, 2013, and Mr. Schwartz received a benefit level increase effective January 1, 2014; the present value of their accumulated benefits was calculated assuming that the additional vesting requirements would be met.

[5]
The number of years of credited service under the SISP excess reflects the years of credited benefit service in the appropriate pension plan as of December 31, 2009, when the MDU and WBI pension plans were frozen, rather than the years of participation in the SISP excess. We reflect years of credited benefit service in the appropriate pension plan because the SISP excess provides a benefit that is based on benefits that would have been payable under the MDU and WBI pension plans absent Internal Revenue Code limitations.

[6]	Messrs. Wells and Thiede are not eligible to participate in the pension plans and do not participate in the SISP.
The amounts shown for the pension plan and SISP excess represent the actuarial present values of the executives’ accumulated benefits accrued as of December 31, 2014, calculated using a 3.50%, 3.67%, and 3.76% discount rate for the SISP excess, MDU pension plan, and WBI pension plan, respectively, the 2014 IRS Static Mortality Table for post-retirement mortality, and no recognition of future salary increases or pre-retirement mortality. The assumed retirement age for these benefits was age 60 for Messrs. Goodin, Schwartz, and Bietz. This is the earliest age at which the executives could begin receiving unreduced benefits. The amounts shown for the SISP I and SISP II were determined using a 3.50% discount rate and assume benefits commenced at age 65.
Pension Plan
Messrs. Goodin and Schwartz participate in the MDU Resources Group, Inc. Pension Plan for Non-Bargaining Unit Employees, which we refer to as the MDU pension plan. Mr. Bietz participates in the Williston Basin Interstate Pipeline Company Pension Plan, which we refer to as the WBI pension plan. Pension benefits under the pension plans are based on the participant’s average annual salary over the 60 consecutive month period in which the participant received the highest annual salary during the participant’s final 10 years of service. For this purpose, only a participant’s salary is considered; incentives and other forms of compensation are not included. Benefits are determined by multiplying (1) the participant’s years of credited service by (2) the sum of (a) the average annual salary up to the social security

MDU Resources Group, Inc. Proxy Statement 37

Proxy Statement

integration level times 1.1% and (b) the average annual salary over the social security integration level times 1.45%. The maximum years of service recognized when determining benefits under the pension plans is 35. Pension plan benefits are not reduced for social security benefits.
Both of the pension plans were amended to cease benefit accruals as of December 31, 2009, meaning the normal retirement benefit will not change. The years of credited service in the table reflect the named executive officers’ years of credited service as of December 31, 2009.
To receive unreduced retirement benefits under the MDU pension plan and the WBI pension plan, participants must either remain employed until age 60 or elect to defer commencement of benefits until age 60. Participants whose employment terminates between the ages of 55 and 60, with 5 years of service under the MDU pension plan and the WBI pension plan, are eligible for early retirement benefits. Early retirement benefits are determined by reducing the normal retirement benefit by 0.25% per month for each month before age 60. If a participant’s employment terminates before age 55, the same reduction applies for each month the termination occurs before age 62, with the reduction capped at 21%.
Benefits for single participants under the pension plans are paid as straight life annuities, and benefits for married participants are paid as actuarially reduced annuities with a survivor benefit for spouses, unless participants choose otherwise. Participants hired before January 1, 2004, who terminate employment before age 55, may elect to receive their benefits in a lump sum. Mr. Goodin would have been eligible for a lump sum if he had retired on December 31, 2014.
The Internal Revenue Code limits the amounts paid under the pension plans and the amount of compensation recognized when determining benefits. In 2009, when the pension plans were frozen, the maximum annual benefit payable under the pension plans was $195,000 and the maximum amount of compensation recognized when determining benefits was $245,000.
Supplemental Income Security Plan
We also offer select key managers and executives benefits under our defined benefit nonqualified retirement plan, which we refer to as the Supplemental Income Security Plan or SISP. Messrs. Goodin, Schwartz, and Bietz participate in the SISP. Benefits under the SISP consist of:

•	a supplemental retirement benefit intended to augment the retirement income provided under the pension plans – we refer to this benefit as the regular SISP benefit

•	an excess retirement benefit relating to Internal Revenue Code limitations on retirement benefits provided under the pension plans – we refer to this benefit as the SISP excess benefit and

•	death benefits – we refer to these benefits as the SISP death benefit.
SISP benefits are forfeited if the participant’s employment is terminated for cause.
Regular SISP Benefits and Death Benefits
Regular SISP benefits and death benefits are determined by reference to one of two schedules attached to the SISP – the original schedule or the amended schedule. Our compensation committee, after receiving recommendations from our chief executive officer, determines the level at which participants are placed in the schedules. A participant’s placement is generally, but not always, determined by reference to the participant’s annual base salary. Benefit levels in the amended schedule, which became effective on January 1, 2010, are 20% lower than the benefit levels in the original schedule. The amended schedule applies to new participants and participants who receive a benefit level increase on or after January 1, 2010. One of the named executive officers, Mr. Schwartz, received a benefit level increase effective January 1, 2014, which requires three years of vesting.
Participants can elect to receive (1) the regular SISP benefit only, (2) the SISP death benefit only, or (3) a combination of both. Regardless of the participant’s election, if the participant dies before the regular SISP benefit would commence, only the SISP death benefit is provided. If the participant elects to receive both a regular SISP benefit and a SISP death benefit, each of the benefits is reduced proportionately.
The regular SISP benefits reflected in the table above are based on the assumption that the participant elects to receive only the regular SISP benefit. The present values of the SISP death benefits that would be provided if the named executive officers had died on December 31, 2014, prior to the commencement of regular SISP benefits, are reflected in the table that appears in the section entitled “Potential Payments upon Termination or Change of Control.”

38 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Regular SISP benefits that were vested as of December 31, 2004, and were grandfathered under Section 409A of the Internal Revenue Code remain subject to SISP provisions then in effect, which we refer to as SISP I benefits. Regular SISP benefits that are subject to Section 409A of the Internal Revenue Code, which we refer to as SISP II benefits, are governed by amended provisions intended to comply with Section 409A. Participants generally have more discretion with respect to the distributions of their SISP I benefits.
The time and manner in which the regular SISP benefits are paid depend on a variety of factors, including the time and form of benefit elected by the participant and whether the benefits are SISP I or SISP II benefits. Unless the participant elects otherwise, the SISP I benefits are paid over 180 months, with benefits commencing when the participant attains age 65 or, if later, when the participant retires. The SISP II benefits commence when the participant attains age 65 or, if later, when the participant retires, subject to a six-month delay if the participant is subject to the provisions of Section 409A of the Internal Revenue Code that require delayed commencement of these types of retirement benefits. The SISP II benefits are paid over 180 months or, if commencement of payments is delayed for six months, 173 months. If the commencement of benefits is delayed for six months, the first payment includes the payments that would have been paid during the six-month period plus interest equal to one-half of the annual prime interest rate on the participant’s last date of employment. If the participant dies after the regular SISP benefits have begun but before receipt of all of the regular SISP benefits, the remaining payments are made to the participant’s designated beneficiary.
Rather than receiving their regular SISP I benefits in equal monthly installments over 15 years commencing at age 65, participants can elect a different form and time of commencement of their SISP I benefits. Participants can elect to defer commencement of the regular SISP I benefits. If this is elected, the participant retains the right to receive a monthly SISP death benefit if death occurs prior to the commencement of the regular SISP I benefit.
Participants also can elect to receive their SISP I benefits in one of three actuarially equivalent forms – a life annuity, 100% joint and survivor annuity, or a joint and two-thirds joint and survivor annuity, provided that the cost of providing these actuarial equivalent forms of benefits does not exceed the cost of providing the normal form of benefit. Neither the election to receive an actuarially equivalent benefit nor the administrator’s right to pay the regular SISP benefit in the form of an actuarially equivalent lump sum are available with respect to SISP II benefits.
To promote retention, the regular SISP benefits are subject to the following 10-year vesting schedule:

•	0% vesting for less than 3 years of participation

•	20% vesting for 3 years of participation

•	40% vesting for 4 years of participation and

•	an additional 10% vesting for each additional year of participation up to 100% vesting for 10 years of participation.
There is an additional vesting requirement on benefit level increases for the regular SISP benefit granted on or after January 1, 2010. The requirement applies only to the increased benefit level. The increased benefit vests after the later of three additional years of participation in the SISP or the end of the regular vesting schedule described above. The additional three-year vesting requirement for benefit level increases is pro-rated for participants who are officers, attain age 65, and, pursuant to the company’s bylaws, are required to retire prior to the end of the additional vesting period as follows:

•	33% of the increase vests for participants required to retire at least one year but less than two years after the increase is granted and

•	66% of the increase vests for participants required to retire at least two years but less than three years after the increase is granted.
The benefit level increases of participants who attain age 65 and are required to retire pursuant to the company’s bylaws will be further reduced to the extent the participants are not fully vested in their regular SISP benefit under the 10-year vesting schedule described above. The additional vesting period associated with a benefit level increase may be waived by the compensation committee.
SISP death benefits become fully vested if the participant dies while actively employed. Otherwise, the SISP death benefits are subject to the same vesting schedules as the regular SISP benefits.
The SISP also provides that if a participant becomes totally disabled, the participant will continue to receive credit for up to two additional years under the SISP as long as the participant is totally disabled during such time. Since the named executive officers other than Mr. Goodin, in his upgrades, and Mr. Schwartz are fully vested in their SISP benefits, this would not result in any incremental benefit for the named executive officers other than Messrs. Goodin and Schwartz. The present value of these two additional years of service for Messrs. Goodin and Schwartz is reflected in the table in “Potential Payments upon Termination or Change of Control” below.

MDU Resources Group, Inc. Proxy Statement 39

Proxy Statement

SISP Excess Benefits
SISP excess benefits are equal to the difference between (1) the monthly retirement benefits that would have been payable to the participant under the pension plans absent the limitations under the Internal Revenue Code and (2) the actual benefits payable to the participant under the pension plans. Participants are only eligible for the SISP excess benefits if (1) the participant is fully vested under the pension plan, (2) the participant’s employment terminates prior to age 65, and (3) benefits under the pension plan are reduced due to limitations under the Internal Revenue Code on plan compensation. Effective January 1, 2005, participants who were not then vested in the SISP excess benefits were also required to remain actively employed by the company until age 60. In 2009, the plan was amended to limit eligibility for the SISP excess benefit to current SISP participants (1) who were already vested in the SISP excess benefit or (2) who would become vested in the SISP excess benefits if they remain employed with the company until age 60. The plan was further amended to freeze the SISP excess benefits to a maximum of the benefit level payable based on the participant’s years of service and compensation level as of December 31, 2009. Mr. Goodin must remain employed until age 60 to become entitled to his SISP excess benefit. Mr. Bietz would be entitled to the SISP excess benefit if he were to terminate employment prior to age 65. Messrs. Schwartz, Wells, and Thiede are not eligible for this benefit.
Benefits generally commence six months after the participant’s employment terminates and continue to age 65 or until the death of the participant, if prior to age 65. If a participant who dies prior to age 65 elected a joint and survivor benefit, the survivor’s SISP excess benefit is paid until the date the participant would have attained age 65.

Nonqualified Deferred Compensation for 2014

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYI ($) (f)

David L. Goodin	—	—	—	—	—
Doran N. Schwartz	—	—	—	—	—
J. Kent Wells	—	—	—	—	—
Jeffrey S. Thiede	—	75,000	6,089	—	119,840	[1]
Steven L. Bietz	—	—	—	—	—

[1]
Includes $75,000 which was awarded to Jeffrey S. Thiede under the Nonqualified Defined Contribution Plan which is reported for 2014 in column (i) of the Summary Compensation Table in this proxy statement.

Deferral of Annual Incentive Compensation
Participants in the executive incentive compensation plans may elect to defer up to 100% of their annual incentive awards. Deferred amounts accrue interest at a rate determined annually by the compensation committee. The interest rate in effect for 2014 was 4.67% or the “Moody’s Rate,” which is the average of (i) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “A” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12 and (ii) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “Baa” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12. The deferred amount will be paid in accordance with the participant’s election, following termination of employment or beginning in the fifth year following the year the award was granted. The amounts will be paid in accordance with the participant’s election in a lump sum or in monthly installments not to exceed 120 months. In the event of a change of control, all amounts become immediately payable.
A change of control is defined as:

•	an acquisition during a 12-month period of 30% or more of the total voting power of our stock

•	an acquisition of our stock that, together with stock already held by the acquirer, constitutes more than 50% of the total fair market value or total voting power of our stock

•
replacement of a majority of the members of our board of directors during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of our board of directors or

•	acquisition of our assets having a gross fair market value at least equal to 40% of the total gross fair market value of all of our assets.

40 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Nonqualified Defined Contribution Plan
The company adopted the Nonqualified Defined Contribution Plan, effective January 1, 2012, to provide deferred compensation for a select group of management or highly compensated employees who do not participate in the SISP. The compensation committee determines the amount of employer contributions under the Nonqualified Defined Contribution Plan, which are credited to plan accounts and not funded. After satisfying a four-year vesting requirement for each contribution, the contributions and investment earnings will be distributed to the executive in a lump sum upon separation from service with the company or in annual installments commencing upon the later of (i) separation from service and (ii) age 65. Plan benefits become fully vested if the participant dies while actively employed. Benefits are forfeited if the participant’s employment is terminated for cause.
Potential Payments upon Termination or Change of Control
The following tables show the payments and benefits our named executive officers would receive in connection with a variety of employment termination scenarios and upon a change of control. For the named executive officers, the information assumes the terminations and the change of control occurred on December 31, 2014. All of the payments and benefits described below would be provided by the company or its subsidiaries.
The tables exclude compensation and benefits provided under plans or arrangements that do not discriminate in favor of the named executive officers and that are generally available to all salaried employees, such as benefits under our qualified defined benefit pension plan (for employees hired before 2006), accrued vacation pay, continuation of health care benefits, and life insurance benefits. The tables include amounts under the Nonqualified Defined Contribution Plan, but do not include the named executive officers’ deferred annual incentive compensation. See the Pension Benefits for 2014 table and the Nonqualified Deferred Compensation for 2014 table, and accompanying narratives, for a description of the named executive officers’ accumulated benefits under our qualified defined benefit pension plans, the Nonqualified Defined Contribution Plan, and their deferred annual incentive compensation.
The calculation of the present value of excess SISP benefits our named executive officers would be entitled to upon termination of employment under the SISP was computed based on calculations assuming an age rounded to the nearest whole year of age. Actual payments may differ. The terms of the excess SISP benefit are described following the Pension Benefits for 2014 table.
We provide disability benefits to some of our salaried employees equal to 60% of their base salary, subject to a cap on the amount of base salary taken into account when calculating benefits. For officers, the limit on base salary is $200,000. For other salaried employees, the limit is $100,000. For all salaried employees, disability payments continue until age 65 if disability occurs at or before age 60 and for 5 years if disability occurs between the ages of 60 and 65. Disability benefits are reduced for amounts paid as retirement benefits. The amounts in the tables reflect the present value of the disability benefits attributable to the additional $100,000 of base salary recognized for executives under our disability program, subject to the 60% limitation, after reduction for amounts that would be paid as retirement benefits. As the tables reflect, the reduction for amounts paid as retirement benefits would eliminate disability benefits assuming a termination of employment on December 31, 2014 for Mr. Bietz.
Upon a change of control, share-based awards granted under our Long-Term Performance-Based Incentive Plan vest and non-share-based awards are paid in cash. All performance share awards for Messrs. Goodin, Schwartz, Wells, Thiede, and Bietz and the annual incentives for Messrs. Goodin, Wells, and Thiede, which were awarded under the Long-Term Performance-Based Incentive Plan, would vest at their target levels. For this purpose, the term “change of control” is defined as:

•	the acquisition by an individual, entity, or group of 20% or more of our outstanding common stock

•
a change in a majority of our board of directors since April 22, 1997, without the approval of a majority of the board members as of April 22, 1997, or whose election was approved by such board members

•
consummation of a merger or similar transaction or sale of all or substantially all of our assets, unless our stockholders immediately prior to the transaction beneficially own more than 60% of the outstanding common stock and voting power of the resulting corporation in substantially the same proportions as before the merger, no person owns 20% or more of the resulting corporation’s outstanding common stock or voting power except for any such ownership that existed before the merger and at least a majority of the board of the resulting corporation is comprised of our directors or

•	stockholder approval of our liquidation or dissolution.

MDU Resources Group, Inc. Proxy Statement 41

Proxy Statement

Performance share awards will be forfeited if the participant’s employment terminates for any reason before the participant has reached age 55 and completed 10 years of service. Performance shares and related dividend equivalents for those participants whose employment is terminated other than for cause after the participant has reached age 55 and completed 10 years of service will be pro-rated as follows:

•	if the termination of employment occurs during the first year of the performance period, the shares are forfeited

•
if the termination of employment occurs during the second year of the performance period, the executive receives a pro-rated portion of any performance shares earned based on the number of months employed during the performance period and

•	if the termination of employment occurs during the third year of the performance period, the executive receives the full amount of any performance shares earned.
As of December 31, 2014, Messrs. Goodin, Schwartz, Wells, and Thiede had not satisfied this requirement. Accordingly, if a December 31, 2014 termination other than for cause without a change of control is assumed, the named executive officers’ 2014-2016 performance share awards would be forfeited; any amounts earned under the 2013-2015 performance share award for Mr. Bietz would be reduced by one-third and such awards for Messrs. Goodin, Schwartz, and Wells would be forfeited; any amounts earned under the 2012-2014 performance share awards for Mr. Bietz would not be reduced and the award for Messrs. Goodin, Schwartz, and Wells would be forfeited. Mr. Thiede had no 2013-2015 or 2012-2014 performance share awards. The number of performance shares earned following a termination depends on actual performance through the full performance period. As actual performance for the 2012-2014 performance share awards has been determined, the amounts for these awards in the event of a termination without a change of control were based on actual performance, which resulted in vesting of 0% of the target award. For the 2013-2015 performance share awards, because we do not know what actual performance through the entire performance period will be, we have assumed target performance will be achieved and, therefore, show two-thirds of the target award. No amounts are shown for the 2014-2016 performance share awards because such awards would be forfeited. Although vesting would only occur after completion of the performance period, the amounts shown in the tables were not reduced to reflect the present value of the performance shares that could vest. Dividend equivalents attributable to earned performance shares would also be paid. Dividend equivalents accrued through December 31, 2014, are included in the amounts shown.
The value of the vesting of performance shares shown in the tables was determined by multiplying the number of performance shares that would vest due to termination or a change of control by the closing price of our stock on December 31, 2014.
The compensation committee may consider providing severance benefits on a case-by-case basis for employment terminations. The compensation committee adopted a checklist of factors in February 2005 to consider when determining whether any such severance benefits should be paid. The tables do not reflect any such severance benefits, as these benefits are made in the discretion of the committee on a case-by-case basis and it is not possible to estimate the severance benefits, if any, that would be paid.

42 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

David L. Goodin

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
Short-term Incentive[1]						1,027,500	1,027,500
2012-2014 Performance Shares						411,560	411,560
2013-2015 Performance Shares						1,065,849	1,065,849
2014-2016 Performance Shares						815,489	815,489
Benefits and Perquisites:
Regular SISP[2]	1,130,015	1,130,015			2,143,725	1,130,015
SISP Death Benefits[3]				6,464,614
Disability Benefits[4]					62,845
Total	1,130,015	1,130,015		6,464,614	2,206,570	4,450,413	3,320,398

[1]	Represents the target 2014 annual incentive, which would be deemed earned upon change of control under the Long-Term Performance-Based Incentive Plan.
[2]
Represents the present value of Mr. Goodin’s vested regular SISP benefit as of December 31, 2014, which was $12,145 per month for 15 years, commencing at age 65. Present value was determined using a 3.50% discount rate. The terms of the regular SISP benefit are described following the Pension Benefits for 2014 table. The amount payable for a disability reflects a credit for two additional years of vesting, which would result in full vesting of the 2012 and 2013 SISP upgrades.

[3]
Represents the present value of 180 monthly payments of $46,080 per month, which would be paid as a SISP death benefit under the SISP. Present value was determined using a 3.50% discount rate. The terms of the SISP death benefit are described following the Pension Benefits for 2014 table.

[4]	Represents the present value of the disability benefit after reduction for amounts that would be paid as retirement benefits. Present value was determined using a 3.67% discount rate.

Doran N. Schwartz

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)		Not for Cause Termination ($)		For Cause Termination ($)	Death ($)	Disability ($)		Change of Control (With Termination) ($)		Change of Control (Without Termination) ($)
Compensation:
2012-2014 Performance Shares									267,235		267,235
2013-2015 Performance Shares									294,162		294,162
2014-2016 Performance Shares									214,279		214,279
Benefits and Perquisites:
Regular SISP	362,641	[1]	362,641	[1]			466,252	[2]	362,641	[1]
SISP Death Benefits[3]						3,068,447
Disability Benefits[4]							786,270
Total	362,641		362,641			3,068,447	1,252,522		1,138,317		775,676

[1]
Represents the present value of Mr. Schwartz’s vested regular SISP benefit as of December 31, 2014, which was $5,110 per month for 15 years, commencing at age 65. Present value was determined using a 3.50% discount rate. The terms of the regular SISP benefit are described following the Pension Benefits for 2014 table.

[2]
Represents the present value of Mr. Schwartz’s vested SISP benefit described in footnote 1, adjusted to reflect the increase in the present value of his regular SISP benefit that would result from an additional two years of vesting under the SISP. As Mr. Schwartz has not yet fully vested in his initially awarded regular SISP benefit, the credit for the additional two years of vesting would not result in a vesting of the 2013 or 2014 SISP upgrades. Present value was determined using a 3.50% discount rate.

[3]
Represents the present value of 180 monthly payments of $21,872 per month, which would be paid as a SISP death benefit under the SISP. Present value was determined using a 3.50% discount rate. The terms of the SISP death benefit are described following the Pension Benefits for 2014 table.

[4]	Represents the present value of the disability benefit after reduction for amounts that would be paid as retirement benefits. Present value was determined using a 3.67% discount rate.

MDU Resources Group, Inc. Proxy Statement 43

Proxy Statement

J. Kent Wells

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
Short-term Incentive[1]						750,000	750,000
2012-2014 Performance Shares						1,306,549	1,306,549
2013-2015 Performance Shares						1,296,092	1,296,092
2014-2016 Performance Shares						952,400	952,400
Benefits and Perquisites:
Disability Benefits[2]					365,249
Total					365,249	4,305,041	4,305,041

[1]	Represents the target 2014 annual incentive, which would be deemed earned upon change of control under the the Long-Term Performance-Based Incentive Plan.
[2]
Represents the present value of the disability benefit. Present value was determined using the 3.50% discount rate applied for purposes of the SISP calculations. Though Mr. Wells is not a participant in the SISP, this rate is considered reasonable for purposes of this calculation as it would be applied if Mr. Wells were to become a SISP participant.

Jeffrey S. Thiede

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
Short-term Incentive[1]						340,000	340,000
2014-2016 Performance Shares						190,475	190,475
Benefits and Perquisites:
Nonqualified Defined Contribution Plan Death Benefit[2]				119,840
Disability Benefits[3]					588,944
Total				119,840	588,944	530,475	530,475

[1]	Represents the target 2014 annual incentive, which would be deemed earned upon change of control under the the Long-Term Performance-Based Incentive Plan.
[2]	Represents the value of Mr. Thiede’s unvested Nonqualified Defined Contribution Plan account at December 31, 2014, which would be paid upon death.
[3]
Represents the present value of the disability benefit. Present value was determined using the 3.50% discount rate applied for purposes of the SISP calculations. Though Mr. Thiede is not a participant in the SISP, this rate is considered reasonable for purposes of this calculation as it would be applied if Mr. Thiede were to become a SISP participant.

44 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Steven L. Bietz

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
2012-2014 Performance Shares						385,361	385,361
2013-2015 Performance Shares	250,819	250,819		250,819	250,819	376,241	376,241
2014-2016 Performance Shares						271,426	271,426
Benefits and Perquisites:
Regular SISP[1]	1,654,958	1,654,958			1,654,958	1,654,958
Excess SISP[2]	184,896	184,896			184,896	184,896
SISP Death Benefits[3]				4,520,180
Total	2,090,673	2,090,673		4,770,999	2,090,673	2,872,882	1,033,028

[1]
Represents the present value of Mr. Bietz’s vested regular SISP benefit as of December 31, 2014, which was $16,110 per month for 15 years, commencing at age 65. Present value was determined using a 3.50% discount rate. The terms of the regular SISP benefit are described following the Pension Benefits for 2014 table.

[2]
Represents the present value of all excess SISP benefits Mr. Bietz would be entitled to upon termination of employment under the SISP. Present value was determined using a 3.50% discount rate. The terms of the excess SISP benefit are described following the Pension Benefits for 2014 table.

[3]
Represents the present value of 180 monthly payments of $32,220 per month, which would be paid as a SISP death benefit under the SISP. Present value was determined using a 3.50% discount rate. The terms of the SISP death benefit are described following the Pension Benefits for 2014 table.

MDU Resources Group, Inc. Proxy Statement 45

Proxy Statement

Director Compensation for 2014

Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)		Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)[1]	Total ($) (h)
Thomas Everist	70,833		110,000	[2]	—	—	—	156	180,989
Karen B. Fagg	70,833		110,000	[2]	—	—	—	156	180,989
Mark A. Hellerstein	60,833		110,000	[2]	—	—	—	156	170,989
A. Bart Holaday	60,833		110,000	[2]	—	—	—	156	170,989
Dennis W. Johnson	75,833		110,000	[2]	—	—	—	156	185,989
Thomas C. Knudson[3]	18,333		36,667	[4]	—	—	—	52	55,052
William E. McCracken	60,833		110,000	[2]	—	—	—	156	170,989
Patricia L. Moss	60,833		110,000	[2]	—	—	—	156	170,989
Harry J. Pearce	150,833		110,000	[2]	—	—	—	156	260,989
John K. Wilson	60,833	[5]	110,000	[2]	—	—	—	156	170,989

[1]	Group life insurance premium.
[2]
Reflects the aggregate grant date fair value of 4,340 shares of MDU Resources Group, Inc. stock purchased for our non-employee directors measured in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock based compensation in FASB Accounting Standards Codification Topic 718. The grant date fair value is based on the purchase price of our common stock on the grant date on November 19, 2014, which was $25.342. The $15.72 in cash paid to each director for the fractional shares is included in the amounts reported in column (c) to this table.

[3]	Mr. Knudson served on the board until April 22, 2014.
[4]
Reflects the aggregate grant date fair value of MDU Resources Group, Inc. stock purchased for our non-employee directors measured in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock based compensation in FASB Accounting Standards Codification Topic 718. The grant date fair value is based on the purchase price of our common stock on the grant date on November 19, 2014, which was $25.342. The stock payment is pro-rated for directors who do not serve the entire calendar year. There were 1,446 shares purchased for Mr. Knudson with $22.14 in cash paid for the fractional share, which cash amount is included in the amount reported in column (c) to this table.

[5]	Includes $60,824 that Mr. Wilson received in our common stock in lieu of cash.
The following table shows the cash and stock retainers payable to our non-employee directors.

Base Retainer[1]	$65,000
Additional Retainers:
Non-Executive Chairman	90,000
Lead Director, if any	33,000
Audit Committee Chairman	15,000
Compensation Committee Chairman	10,000
Nominating and Governance Committee Chairman	10,000
Annual Stock Grant[2]	110,000

[1]	Increased from $55,000 to $65,000 effective June 1, 2014.
[2]	The annual stock grant is a grant of shares equal in value to $110,000.
There are no meeting fees.
In addition to liability insurance, we maintain group life insurance in the amount of $100,000 on each non-employee director for the benefit of each director’s beneficiaries during the time each director serves on the board. The annual cost per director is $156.
Directors may defer all or any portion of the annual cash retainer and any other cash compensation paid for service as a director pursuant to the Deferred Compensation Plan for Directors. Deferred amounts are held as phantom stock with dividend accruals and are paid out in cash over a five-year period after the director leaves the board.

46 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Directors are reimbursed for all reasonable travel expenses including spousal expenses in connection with attendance at meetings of the board and its committees. All amounts together with any other perquisites were below the disclosure threshold for 2014.
Our post-retirement income plan for directors was terminated in May 2001 for current and future directors. The net present value of each director’s benefit was calculated and converted into phantom stock. Payment is deferred pursuant to the Deferred Compensation Plan for Directors and will be made in cash over a five-year period after the director’s retirement from the board.
Our director stock ownership policy contained in our corporate governance guidelines requires each director to own our common stock equal in value to five times the director’s annual cash base retainer. Shares acquired through purchases on the open market and participation in our director stock plans will be considered in ownership calculations as will ownership of our common stock by a spouse. A director is allowed five years commencing January 1 of the year following the year of that director’s initial election to the board to meet the requirements. The level of common stock ownership is monitored with an annual report made to the compensation committee of the board. For stock ownership, please see “Security Ownership.”
Narrative Disclosure of our Compensation Policies and Practices
as They Relate to Risk Management
The human resources department has conducted an assessment of the risks arising from our compensation policies and practices for all employees and concluded that none of these risks is reasonably likely to have a material adverse effect on the company. Based on the human resources department’s assessment and taking into account information received from the risk identification process, senior management and our management policy committee concluded that risks arising from our compensation policies and practices for all employees are not reasonably likely to have a material adverse effect on the company. After review and discussion with senior management, the compensation committee concurred with this assessment.
As part of its assessment of the risks arising from our compensation policies and practices for all employees, the human resources department identified the principal areas of risk faced by the company that may be affected by our compensation policies and practices for all employees, including any risks resulting from our operating businesses’ compensation policies and practices. In assessing the risks arising from our compensation policies and practices, the human resources department identified the following practices designed to prevent excessive risk taking:
Business management and governance practices

•	risk management is a specific performance competency included in the annual performance assessment of Section 16 officers

•	board oversight on capital expenditure and operating plans that promotes careful consideration of financial assumptions

•	limitation on business acquisitions without board approval

•	employee integrity training programs and anonymous reporting systems

•	quarterly risk assessment and internal control reports at audit committee meetings and

•
prohibitions on holding company stock in an account that is subject to a margin call, pledging company stock as collateral for a loan, and hedging of company stock by Section 16 officers and directors.

Executive compensation practices

•
active compensation committee review of executive compensation, including comparison of executive compensation to total stockholder return ratio to the ratio for the performance graph peer group (PEER Analysis)

•	the initial determination of a position’s salary grade to be at or near the 50th percentile of base salaries paid to similar positions at peer group companies and/or relevant industry companies

•	consideration of peer group and/or relevant industry practices to establish appropriate compensation target amounts

•	a balanced compensation mix of fixed salary and annual or long-term incentives tied to the company’s financial performance

•	use of interpolation for annual and long-term incentive awards to avoid payout cliffs

MDU Resources Group, Inc. Proxy Statement 47

Proxy Statement

•	negative discretion to adjust any annual or long-term incentive award payment downward

•	use of caps on annual incentive awards (maximum of 250% of target) and long-term incentive stock grant awards (200% target)

•	discretionary clawbacks on incentive payments in the event of a financial restatement

•	use of performance shares, rather than stock options or stock appreciation rights, as equity component of incentive compensation

•	use of performance shares with a relative total stockholder return performance goal and mandatory reduction in award if total stockholder return is negative

•	use of three-year performance periods to discourage short-term risk-taking

•	substantive incentive goals measured primarily by return on invested capital, earnings, and earnings per share criteria, which encourage balanced performance and are important to stockholders

•	use of financial performance metrics that are readily monitored and reviewed

•	regular review of the appropriateness of the companies in the performance graph peer group

•	stock ownership requirements for executives participating in the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan and the board

•	mandatory holding periods for 50% of any net after-tax shares earned under long-term incentive awards granted in 2011 and thereafter and

•	use of independent consultants in establishing pay targets at least biennially.

48 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

INFORMATION CONCERNING EXECUTIVE OFFICERS
At the first annual meeting of the board after the annual meeting of stockholders, our board of directors elects our executive officers, who serve until their successors are chosen and qualify. A majority of our board of directors may remove any executive officer at any time. Information concerning our executive officers, including their ages as of December 31, 2014, present corporate positions, and business experience, is as follows:

Name	Age	Present Corporate Position and Business Experience
David L. Goodin	53	Mr. Goodin was elected president and chief executive officer of the company and a director effective January 4, 2013. For more information about Mr. Goodin, see “Item 1. Election of Directors.”

David C. Barney	59
Mr. Barney was elected president and chief executive officer of Knife River Corporation effective April 30, 2013; president effective January 1, 2012; and president of its western area operations effective October 2008. Prior to that, he was manager of its Northern California region effective July 2005 and became president of Concrete, Inc. in 1996. He joined Concrete, Inc. in 1986 and held numerous positions of increasing responsibility before it was acquired by Knife River in September 1993.

Steven L. Bietz	56
Mr. Bietz was elected president and chief executive officer of WBI Holdings, Inc. effective March 4, 2006; president effective January 2, 2006; executive vice president and chief operating officer effective September 1, 2002; vice president-administration and chief accounting officer effective November 3, 1999; vice president-administration effective February 1997; and controller effective January 1994.

William R. Connors	53
Mr. Connors was elected vice president–renewable resources effective September 1, 2008. Prior to that, he was vice president-business development of Cascade Natural Gas Corporation effective November 2007; vice president-origination, contracts & regulatory of Centennial Energy Resources, LLC effective January 2007; vice president-origination, contracts & regulatory of Centennial Power, Inc. effective July 2005; and was first employed as vice president-contracts & regulatory of Centennial Power, Inc. effective July 2004. Prior to that, Mr. Connors was of counsel to Miller Nash, LLP, a law firm in Seattle, Washington.

Mark A. Del Vecchio	55
Mr. Del Vecchio was elected vice president–human resources on October 1, 2007. From November 3, 2003 to October 1, 2007, Mr. Del Vecchio was director of executive programs and compensation. From April 1996 to October 31, 2003, Mr. Del Vecchio was vice president and member of The Carter Group, LLC, an executive search and management consulting company.

Dennis L. Haider	62
Mr. Haider was elected executive vice president-business development effective June 1, 2013. Prior to that, he was executive vice president-business development and gas supply of Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company from January 1, 2012 to May 31, 2013; executive vice president-regulatory, gas supply, and business development of Cascade Natural Gas Corporation and Intermountain Gas Company from October 1, 2010 to December 31, 2011, and of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. from October 1, 2008 to December 31, 2011; executive vice president-business development and gas supply of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. from August 1, 2005 to September 30, 2008. He joined Montana-Dakota Utilities Co. in 1978 and held numerous positions of increasing responsibility.

Nicole A. Kivisto	41
Ms. Kivisto was elected president and chief executive officer of Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company effective January 9, 2015. Prior to that, she was vice president of operations for Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. effective January 3, 2014; vice president, controller and chief accounting officer for the company effective February 17, 2010; controller effective December 1, 2005; financial analyst IV in the Corporate Planning Department effective May 2003; financial and investor relations analyst in the Investor Relations Department effective May 2000; and financial analyst in the Corporate Accounting Department effective July 1995.

Cynthia J. Norland	60
Ms. Norland was elected vice president-administration effective July 16, 2007. Prior to that, she was the assistant vice president-administration effective January 17, 2007; associate general counsel in the Legal Department effective March 6, 2004; and senior attorney in the Legal Department effective June 1, 1995.

MDU Resources Group, Inc. Proxy Statement 49

Proxy Statement

Patrick L. O’Bryan	53
Mr. O’Bryan was elected president and chief executive officer of Fidelity Exploration & Production Company effective March 1, 2015, and president effective July 15, 2014. Mr. O’Bryan joined Fidelity on September 12, 2011 as vice president-drilling and completions. Prior to that, he was vice president, Wells-Global Deepwater Response, BP America from November 2010 until August 2011, and vice president, drilling and completions - Gulf of Mexico, BP America from December 2009 until October 2010.

Nathan W. Ring	39
Mr. Ring was elected vice president, controller and chief accounting officer effective January 3, 2014. Prior to that, he was treasurer and controller for MDU Construction Services Group, Inc. since September 2012 and was its controller from June 2012 until September 2012. Prior to that, he served as assistant controller of D S S Company, a subsidiary of Knife River Corporation, a subsidiary of the company, from March 2009 to June 2012 and as controller of another Knife River Corporation subsidiary, Hap Taylor & Sons, Inc. doing business as Norm’s Utility Contractor, Inc., from March 2007 to March 2009. He joined MDU Resources Group, Inc. in 2001 as a tax analyst.

Paul K. Sandness	60
Mr. Sandness was elected general counsel and secretary of the company, its divisions and major subsidiaries effective April 6, 2004. He also was elected a director of the company’s principal subsidiaries and was appointed to the Managing Committees of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. Prior to that, he served as a senior attorney effective 1987 and as an assistant secretary of several subsidiary companies.

Doran N. Schwartz	45
Mr. Schwartz was elected vice president and chief financial officer effective February 17, 2010. Prior to that, he was vice president and chief accounting officer effective March 1, 2006; and assistant vice president-special projects effective September 6, 2005. He was director of membership rewards for American Express, a financial services company, from November 2004 to August 1, 2005; audit manager for Deloitte & Touche, an audit and professional services company, from June 2002 to November 2004; and audit manager/senior for Arthur Andersen, an audit and professional services company, from December 1997 to June 2002.

Jeffrey S. Thiede	52
Mr. Thiede was elected president and chief executive officer of MDU Construction Services Group, Inc. effective April 30, 2013, and president effective January 1, 2012. Prior to that, he was president of Capital Electric Construction Company, Inc. effective July 2006, and president of Oregon Electric Construction, Inc. effective October 2004. Prior to joining the company, Mr. Thiede was a project director for DPR Construction and worked in the field as an inside wireman.

Jason L. Vollmer	37
Mr. Vollmer was elected treasurer and director of cash and risk management effective November 29, 2014. Mr. Vollmer joined the company effective October 17, 2005, as a financial analyst II. He then became financial analyst III effective January 1, 2007, and financial analyst IV effective February 2, 2009. Effective April 11, 2011, he became manager of treasury services, cash and risk management until June 30, 2014 when he became assistant treasurer of Centennial Energy Holdings, Inc. and manager of treasury services and risk management.

50 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

SECURITY OWNERSHIP
The table below sets forth the number of shares of our capital stock that each director and each nominee for director, each named executive officer, and all directors and executive officers as a group owned beneficially as of December 31, 2014.

Name	Common Shares Beneficially Owned[1]		Shares Held by Family Members[2]	Percent of Class	Deferred Director Fees Held as Phantom Stock[3]

Steven L. Bietz	72,280	[4]	565	*
Thomas Everist	1,143,533	[5]		*	30,737
Karen B. Fagg	47,490			*
David L. Goodin	65,633	[6,7]	8,522	*
Mark A. Hellerstein	5,841			*	2,112
A. Bart Holaday	50,986			*	2,112
Dennis W. Johnson	80,525			*
William E. McCracken	5,841			*
Patricia L. Moss	70,483			*
Harry J. Pearce	225,960			*	50,538
Doran N. Schwartz	42,741	[6,8]	1,300	*
Jeffrey S. Thiede	2,168	[6]		*
J. Kent Wells	27,743			*
John K. Wilson	102,917			*
All directors and executive officers as a group (23 in number)	2,164,031		12,378	1.1	85,499

*	Less than one percent of the class.
[1]	“Beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security.
[2]	These shares are included in the “Common Shares Beneficially Owned” column.
[3]
These shares are not included in the “Common Shares Beneficially Owned” column. Directors may defer all or a portion of their cash compensation pursuant to the Deferred Compensation Plan for Directors. Deferred amounts are held as phantom stock with dividend accruals and are paid out in cash over a five-year period after the director leaves the board.

[4]	Mr. Bietz disclaims all beneficial ownership of the 565 shares owned by his father.
[5]	Includes 1,070,000 shares of common stock acquired through the sale of Connolly-Pacific to us.
[6]	Includes full shares allocated to the officer’s account in our 401(k) retirement plan.
[7]	The total includes 8,522 shares owned by Mr. Goodin’s wife.
[8]	The total includes 1,300 shares owned by Mr. Schwartz’s wife.
We prohibit our directors and executive officers from hedging their ownership of company common stock. They may not enter into transactions that allow them to benefit from devaluation of our stock or otherwise own stock technically but without the full benefits and risks of such ownership.
Directors, executive officers, and related persons are prohibited from holding our common stock in a margin account, with certain exceptions, or pledging company securities as collateral for a loan. Company common stock may be held in a margin brokerage account only if the stock is explicitly excluded from any margin, pledge, or security provisions of the customer agreement. Company common stock may be held in a cash account, which is a brokerage account that does not allow any extension of credit on securities. “Related person” means an executive officer’s or director’s spouse, minor child, and any person (other than a tenant or domestic employee) sharing the household of a director or executive officer, as well as any entities over which a director or executive officer exercises control.

MDU Resources Group, Inc. Proxy Statement 51

Proxy Statement

The table below sets forth information with respect to any person we know to be the beneficial owner of more than five percent of any class of our voting securities.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Common Stock	BlackRock, Inc.
	55 East 52nd Street
	New York, NY 10022	14,112,776	[1]	7.30%

Common Stock	State Street Corporation
	State Street Financial Center
	One Lincoln Street
	Boston, MA 02111	11,772,294	[2]	6.10%

Common Stock	The Vanguard Group
	100 Vanguard Blvd.
	Malvern, PA 19355	13,083,254	[3]	6.74%

Common Stock	Parnassus Investments
	1 Market Street, Suite 1600
	San Francisco, CA 94105	10,098,329	[4]	5.20%

[1]
In a Schedule 13G, Amendment No. 5, filed on January 26, 2015, BlackRock, Inc. reported sole voting power with respect to 12,944,371 shares and sole dispositive power with respect to 14,112,776 shares as the parent holding company or control person of BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd., BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd., BlackRock Investment Management, LLC, BlackRock Japan Co Ltd., and BlackRock Life Limited.

[2]
In a Schedule 13G, filed on February 12, 2015, State Street Corporation reported shared voting and dispositive power with respect to all shares as the parent holding company or control person of State Street Global Advisors France S.A., State Street Bank and Trust Company, SSGA Funds Management, Inc., State Street Global Advisors Limited, State Street Global Advisors Ltd., State Street Global Advisors, Australia Limited, State Street Global Advisors Japan Co., Ltd., and State Street Global Advisors, Asia Limited.

[3]
In a Schedule 13G, Amendment No. 2, filed on February 11, 2015, The Vanguard Group reported sole dispositive power with respect to 12,922,601 shares, shared dispositive power with respect to 160,653 shares and sole voting power with respect to 177,734 shares. These shares include 112,653 shares beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of collective trust accounts, and 113,081 shares beneficially owned by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of Australian investment offerings.

[4]				In a Schedule 13G, filed on February 12, 2015, Parnassus Investments reported sole voting and dispositive power with respect to all shares.

52 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

RELATED PERSON TRANSACTION DISCLOSURE
The board of directors has adopted a policy for the review of related person transactions. This policy is contained in our corporate governance guidelines, which are posted on our website at http://www.mdu.com/docs/default-source/Governance/corporategovernanceguidelines.pdf. The audit committee reviews any transaction, arrangement or relationship, or series thereof:

•	in which we are or will be a participant

•	the amount involved exceeds $120,000 and

•	a related person has or will have a material interest.
The purpose of this review is to determine whether this transaction is in the best interests of the company.
Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock, and their immediate family members. Related persons are required promptly to report to our general counsel all proposed or existing related person transactions in which they are involved.
If our general counsel determines that the transaction may be required to be disclosed under the Securities and Exchange Commission’s rules, the general counsel furnishes the information to the chairman of the audit committee. After its review, the committee makes a determination or a recommendation to the board and officers of the company with respect to the related person transaction. Upon receipt of the committee’s recommendation, the board of directors or officers, as the case may be, take such action as they deem appropriate in light of their responsibilities under applicable laws and regulations.
CORPORATE GOVERNANCE
Director Independence
The board of directors has adopted guidelines on director independence that are included in our corporate governance guidelines, which are available for review on our corporate website at http://www.mdu.com/docs/default-source/Governance/corporategovernanceguidelines.pdf. The board of directors has determined that current directors Thomas Everist, Karen B. Fagg, Mark A. Hellerstein, A. Bart Holaday, Dennis W. Johnson, William E. McCracken, Patricia L. Moss, Harry J. Pearce, and John K. Wilson:

•	have no material relationship with us and

•	are independent in accordance with our director independence guidelines and the New York Stock Exchange listing standards.
The board of directors previously determined that Thomas C. Knudson, who did not stand for re-election at the 2014 annual meeting, had no material relationship with us and was independent in accordance with our director independence guidelines and the New York Stock Exchange listing standards during the time he was a director.
In determining director independence, the board of directors reviewed and considered information about any transactions, relationships, and arrangements between the independent directors and their immediate family members and affiliated entities on the one hand, and the company and its affiliates on the other, and in particular the following transactions, relationships, and arrangements:

•
Business relationships with entities with which a director is affiliated: Purchase by the company in the ordinary course of business of cloud-based services for meeting SEC filing requirements from Workiva Inc. (formerly known as WebFilings, LLC), a company in which Mr. Everist owns less than 1% of the outstanding shares of Class A Common Stock. Payments by the company to Workiva in any of the last three fiscal years did not exceed the greater of $1 million or 2% of Workiva’s consolidated gross revenues. The transaction was entered into on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated entities. Dakota Prairie Refining, LLC (DPR), a limited liability company jointly owned by WBI Energy, Inc., an indirect wholly-owned subsidiary of the company, and Calumet Specialty Products Partners, L.P., entered into agreements in September 2013 with the City of Dickinson, North Dakota (City) under which DPR will pay the City for supplying treated industrial water to DPR and for treating DPR’s waste water. The agreements also require the City to reimburse DPR for certain construction costs related to pipelines and related facilities constructed by DPR that benefit the City. Mr. Johnson is president of the City board of commissioners. Mr. Johnson abstained from discussion and voting on the agreements. The payments from DPR to the City and from the City to DPR in either of the last two fiscal years did not exceed the greater of $1 million or 2% of the City’s consolidated gross revenues.

MDU Resources Group, Inc. Proxy Statement 53

Proxy Statement

•
Charitable contributions by the MDU Resources Foundation (Foundation) to nonprofit organizations, where a director, or a director’s spouse, serves or has served as a director, chair, or vice chair of the board of trustees, trustee or member of the organization or related entity: Charitable contributions by the Foundation to Sanford Health Foundation, Billings Catholic Schools Foundation, the Denver Children’s Advocacy Center, Community Resources Inc., the University of North Dakota Foundation, the University of Jamestown and its foundation, the City of Dickinson, and the St. Charles Foundation. None of the contributions made to any of these nonprofit entities during the last three fiscal years exceeded in any single year the greater of $1 million or 2% of the relevant entity’s consolidated gross revenues.

•
Ownership by directors of company stock: Ownership by Mr. Everist, directly or indirectly, of 1,143,533 shares of company stock, which represented less than 1% of our outstanding common stock, at December 31, 2014, approximately 1.14 million shares, which represented less than 1% of our outstanding common stock, at December 31, 2013, and approximately 1.89 million shares, which represented approximately 1% of our outstanding common stock, at December 31, 2012.

Director Resignation Upon Change of Job Responsibility
Our corporate governance guidelines require a director to tender his or her resignation after a material change in job responsibility. In 2014, no directors submitted resignations under this requirement.
Code of Conduct
We have a code of conduct and ethics, which we refer to as the Leading With Integrity Guide, which applies to all employees, directors, and officers.
We intend to satisfy our disclosure obligations regarding:

•
amendments to, or waivers of, any provision of the code of conduct that applies to our principal executive officer, principal financial officer, and principal accounting officer and that relates to any element of the code of ethics definition in Regulation S-K, Item 406(b) and

•	waivers of the code of conduct for our directors or executive officers, as required by New York Stock Exchange listing standards by posting such information on our website at http://www.mdu.com/docs/default-source/Governance/leadingintegrity_2014.pdf.
Board Leadership Structure and Board’s Role in Risk Oversight
The board separated the positions of chairman of the board and chief executive officer in 2006 and elected Harry J. Pearce, a non-employee independent director, as our chairman. Separating these positions allows our chief executive officer to focus on the full-time job of running our business, while allowing the chairman of the board to lead the board in its fundamental role of providing advice to and independent oversight of management. The board believes this structure recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board’s oversight responsibilities continue to grow and demand more time and attention. The fundamental role of the board of directors is to provide oversight of the management of the company in good faith and in the best interests of the company and its stockholders. Having an independent chairman is a means to ensure the chief executive officer is accountable for managing the company in close alignment with the interests of stockholders. An independent chairman avoids the conflicts of interest that arise when the chairman and chief executive officer positions are combined and more effectively manages relationships between the board and the chief executive officer. An independent chairman is in a better position to encourage frank and lively discussions and to assure that the company has adequately assessed all appropriate business risks before adopting its final business plans and strategies. Our bylaws and corporate governance guidelines require that our chairman be independent. The board believes that having separate positions and having an independent outside director serve as chairman is the appropriate leadership structure for the company and demonstrates our commitment to good corporate governance.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, environmental and regulatory risks, and others, such as the impact of competition, weather conditions, limitations on our ability to pay dividends, increased pension plan obligations, cyber attacks or acts of terrorism, and our ability to sell our exploration and production business. Management is responsible for the day-to-day management of risks the company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

54 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The board believes that establishing the right “tone at the top” and that full and open communication between management and the board of directors are essential for effective risk management and oversight. Our chairman meets regularly with our president and chief executive officer and other senior officers to discuss strategy and risks facing the company. Senior management attends the quarterly board meetings and is available to address any questions or concerns raised by the board on risk management-related and any other matters. Each quarter, the board of directors receives presentations from senior management on strategic matters involving our operations. The board holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the company.
While the board is ultimately responsible for risk oversight at our company, our three board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists the board in fulfilling its oversight responsibilities with respect to risk management in a general manner and specifically in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with New York Stock Exchange requirements, discusses policies with respect to risk assessment and risk management and their adequacy and effectiveness. Risk assessment reports are regularly provided by management to the audit committee or the full board. This opens the opportunity for discussions about areas where the company may have material risk exposure, steps taken to manage such exposure, and the company’s risk tolerance in relation to company strategy. The audit committee reports regularly to the board of directors on the company’s management of risks in the audit committee’s areas of responsibility. The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and governance committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.
Board Meetings and Committees
During 2014, the board of directors held seven meetings. Each director attended at least 75% of the combined total meetings of the board and the committees on which the director served during 2014. Director attendance at our annual meeting of stockholders is left to the discretion of each director. Three directors attended our 2014 annual meeting of stockholders.
Harry J. Pearce was elected non-employee chairman of the board on August 17, 2006. Mr. Pearce served as lead director from February 15, 2001 to August 17, 2006. He presides at the executive session of the non-employee directors held in connection with each regularly scheduled quarterly board of directors meeting. The non-employee directors also meet in executive session with the chief executive officer at each regularly scheduled quarterly board of directors meeting. All of our non-employee directors are independent directors.
The board has a standing audit committee, compensation committee, and nominating and governance committee. These committees are composed entirely of independent directors.
The audit, compensation, and nominating and governance committees have charters, which are available for review on our website at
http://www.mdu.com/integrity/governance/board-charters-and-committees. Our corporate governance guidelines are available at
http://www.mdu.com/docs/default-source/Governance/corporategovernanceguidelines.pdf, and our Leading With Integrity Guide is also on our website at http://www.mdu.com/docs/default-source/Governance/leadingintegrity_2014.pdf.
Nominating and Governance Committee
The nominating and governance committee met four times during 2014. The committee members are Karen B. Fagg, chairman, A. Bart Holaday, William E. McCracken, and Patricia L. Moss.
The nominating and governance committee provides recommendations to the board with respect to:

•	board organization, membership, and function

•	committee structure and membership

•	succession planning for our executive management and directors and

•	corporate governance guidelines applicable to us.
The nominating and governance committee assists the board in overseeing the management of risks in the committee’s areas of responsibility.

MDU Resources Group, Inc. Proxy Statement 55

Proxy Statement

The committee identifies individuals qualified to become directors and recommends to the board the nominees for director for the next annual meeting of stockholders. The committee also identifies and recommends to the board individuals qualified to become our principal officers and the nominees for membership on each board committee. The committee oversees the evaluation of the board and management.
In identifying nominees for director, the committee consults with board members, our management, consultants, and other individuals likely to possess an understanding of our business and knowledge concerning suitable director candidates.
Our corporate governance guidelines include our policy on consideration of director candidates recommended to us. We will consider candidates that our stockholders recommend. Stockholders may submit director candidate recommendations to the nominating and governance committee chairman in care of the secretary at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650. Please include the following information:

•	the candidate’s name, age, business address, residence address, and telephone number

•	the candidate’s principal occupation

•	the class and number of shares of our stock owned by the candidate

•	a description of the candidate’s qualifications to be a director

•	whether the candidate would be an independent director and

•	any other information you believe is relevant with respect to the recommendation.
These guidelines provide information to stockholders who wish to recommend candidates for director for consideration by the nominating and governance committee. Stockholders who wish to actually nominate persons for election to our board at an annual meeting of stockholders must follow the procedures set forth in section 2.08 of our bylaws. You may obtain a copy of the bylaws by writing to the secretary of MDU Resources Group, Inc. at the address above. Our bylaws are also available on our website at http://www.mdu.com/integrity/governance/guidelines-and-bylaws. See also the section entitled “2016 Annual Meeting of Stockholders” later in the proxy statement.
There are no differences in the manner by which the committee evaluates director candidates recommended by stockholders and those recommended by other sources.
In evaluating director candidates, the committee considers an individual’s:

•	background, character, and experience, including experience relative to our company’s lines of business

•	skills and experience which complement the skills and experience of current board members

•	success in the individual’s chosen field of endeavor

•	skill in the areas of accounting and financial management, banking, general management, human resources, marketing, operations, public affairs, law, technology, and operations abroad

•	background in publicly traded companies

•	geographic area of residence

•	diversity of business and professional experience, skills, gender, and ethnic background, as appropriate in light of the current composition and needs of the board

•	independence, including any affiliation or relationship with other groups, organizations, or entities and

•
prior and future compliance with applicable law and all applicable corporate governance, code of conduct and ethics, conflict of interest, corporate opportunities, confidentiality, stock ownership and trading policies, and our other policies and guidelines.

In addition, our bylaws contain requirements that a person must meet in order to qualify for service as a director.
As indicated above, when identifying nominees to serve as director, the nominating and governance committee will consider candidates with diverse business and professional experience, skills, gender, and ethnic background, as appropriate, in light of the current composition and

56 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

needs of the board. The nominating and governance committee assesses the effectiveness of this policy annually in connection with the nomination of directors for election at the annual meeting of stockholders. The composition of the current board reflects diversity in business and professional experience, skills, and gender.
The committee generally will hire an outside firm to perform a background check on potential nominees.
Audit Committee
The audit committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.
The audit committee met eight times during 2014. The audit committee members are Dennis W. Johnson, chairman, Mark A. Hellerstein, A. Bart Holaday, and John K. Wilson. The board of directors has determined that Messrs. Johnson, Hellerstein, Holaday, and Wilson are “audit committee financial experts” as defined by Securities and Exchange Commission regulations and meet the independence standard for audit committee members under our director independence guidelines, the New York Stock Exchange listing standards, and Securities and Exchange Commission rules.
The audit committee assists the board of directors in fulfilling its oversight responsibilities to the stockholders and serves as a communication link among the board, management, the independent registered public accounting firm, and the internal auditors. The audit committee:

•	assists the board’s oversight of

◦	the integrity of our financial statements and system of internal controls

◦	our compliance with legal and regulatory requirements

◦	the independent registered public accounting firm’s qualifications and independence

◦	the performance of our internal audit function and independent registered public accounting firm and

◦	risk management in the audit committee’s areas of responsibility and

•	arranges for the preparation of and approves the report that Securities and Exchange Commission rules require we include in our annual proxy statement.

Audit Committee Report
In connection with our financial statements for the year ended December 31, 2014, the audit committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm (the “Auditors”) the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees; and (3) received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the audit committee concerning independence, and has discussed with the Auditors their independence.
Based on the review and discussions referred to in items (1) through (3) of the above paragraph, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Dennis W. Johnson, Chairman
Mark A. Hellerstein
A. Bart Holaday
John K. Wilson

MDU Resources Group, Inc. Proxy Statement 57

Proxy Statement

Compensation Committee
The compensation committee met four times during 2014. The compensation committee members are Thomas Everist, chairman, Karen B. Fagg, William E. McCracken, and Patricia L. Moss. Thomas C. Knudson served on the committee until the 2014 annual meeting, when he did not stand for re-election. William E. McCracken joined the committee effective May 15, 2014.
The compensation committee’s responsibilities, as set forth in its charter, include:

•	review and recommend changes to the board regarding our executive compensation policies for directors and executives

•	evaluate the chief executive officer’s performance and, either as a committee or together with other independent directors as directed by the board, determine his or her compensation

•	recommend to the board the compensation of our other Section 16 officers and directors

•	establish goals, make awards, review performance and determine, or recommend to the board, awards earned under our annual and long-term incentive compensation plans

•
review and discuss with management the Compensation Discussion and Analysis and based upon such review and discussion, determine whether to recommend to the board that the Compensation Discussion and Analysis be included in our proxy statement and/or our Annual Report on Form 10-K

•	arrange for the preparation of and approve the compensation committee report to be included in our proxy statement and/or Annual Report on Form 10-K

•	assist the board in overseeing the management of risk in the committee’s areas of responsibility and

•	appoint, compensate, and oversee the work of any compensation consultant, legal counsel or other adviser retained by the compensation committee.
The compensation committee and the board of directors have sole and direct responsibility for determining compensation for our Section 16 officers and directors. The compensation committee makes recommendations to the board regarding compensation of all Section 16 officers, and the board then acts on the recommendations. The compensation committee and the board may not delegate their authority. They may, however, use recommendations from outside consultants, the chief executive officer, and the human resources department. The chief executive officer, the vice president-human resources, and general counsel regularly attend compensation committee meetings. The committee meets in executive session as needed. The committee’s practice has been to retain a compensation consultant every other year to conduct a competitive analysis on executive compensation. The competitive analysis is conducted internally in the other years. The committee retained a compensation consultant in 2014 to prepare a competitive assessment for 2015 compensation for our Section 16 officers.
We discuss our processes and procedures for consideration and determination of compensation of our Section 16 officers in the Compensation Discussion and Analysis. We also discuss in the Compensation Discussion and Analysis the role of our executive officers in determining or recommending compensation for our Section 16 officers.
During 2014, the compensation committee retained Towers Watson to prepare the 2015 competitive assessment covering our Section 16 officers. In an engagement letter dated April 7, 2014, the compensation committee asked Towers Watson to prepare separate executive compensation reviews for the Section 16 officers and the chief executive officer. In its review for the Section 16 officers, excluding the chief executive officer, Towers Watson was asked to:

•	match the Section 16 officer positions to survey data to generate 2015 market estimates for base salaries and short-term and long-term incentives

•	address general trends in executive compensation

•	compare base salaries and target short-term and long-term incentives, by position, to market estimates and recommend salary grade changes as appropriate

•	construct a recommended 2015 salary grade structure and

•	verify the competitiveness of short-term and long-term incentive targets associated with salary grades and recommended modifications as appropriate.

58 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

In the chief executive officer review, Towers Watson was asked to use survey data and data from the company’s performance graph peer group to:

•	develop competitive estimates for base salary and target short-term and long-term incentives

•	recommend changes in base salary and incentive targets based on competitive data and

•	address general trends in chief executive officer compensation.
The compensation committee has sole authority to retain or obtain the advice of compensation consultants, legal counsel or other advisers to assist in consideration of the compensation of the chief executive officer, the other Section 16 officers, and the board of directors. The committee is directly responsible for the appointment, compensation and oversight of the work of any adviser retained by the committee. Prior to retaining an adviser and annually, the committee will consider all factors relevant to the adviser’s independence from management. The compensation committee charter requires the committee’s pre-approval of the engagement of the committee’s compensation consultants by the company for any other purpose. The compensation committee authorized the company to participate in compensation and employee benefits surveys sponsored by Towers Watson in 2014.
Annually the compensation committee conducts an assessment of any potential conflicts of interest raised by the work of any compensation consultant to determine if any conflict exists and how such conflict should be addressed. The compensation committee requested and received information from its compensation consultant, Towers Watson, to assist the committee in determining whether Towers Watson’s work raised any conflict of interest. The compensation committee has reviewed Towers Watson’s responses to its request and determined that the work of Towers Watson did not raise any conflict of interest in 2014.
The board of directors determines compensation for our non-employee directors based upon recommendations from the compensation committee. The compensation committee’s practice has been to retain a compensation consultant every other year to conduct a competitive analysis on director compensation. The compensation committee did not retain an outside consultant for the 2014 compensation review for the board of directors. At its May 2014 meeting, the committee reviewed the analysis of competitive data and recent trends in director compensation, including independent chairman of the board compensation, prepared by the human resources department and the vice president-human resources. The company’s analysis was based on proxy data from our performance graph peer group companies compiled by Equilar and on data from the National Association of Corporate Directors 2013/2014 Director Compensation Report (NACD Report). The committee compared the data to our directors’ compensation and each of its components. The market data indicated that our median director compensation of $165,000 was below the median total direct compensation of $196,026 for large companies with revenues between $2.5 billion and $10 billion in the NACD Report and below the median total direct compensation of $170,000 of the peer companies. With respect to non-executive chairman of the board compensation, the company’s total compensation of $255,000 was below the NACD Report large company median of $288,000 and below the median of $305,000 for nine peer group companies that had a non-executive chairman.
In light of the competitive analysis, after review and discussion, the compensation committee recommended, and the board approved, increasing the annual base retainer from $55,000 to $65,000 effective June 1, 2014 for all non-employee directors, including the non-executive chairman of the board.
Stockholder Communications
Stockholders and other interested parties who wish to contact the board of directors or an individual director, including our non-employee chairman or non-employee directors as a group, should address a communication in care of the secretary at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650. The secretary will forward all communications.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16 of the Securities Exchange Act of 1934, as amended, requires that officers, directors, and holders of more than 10% of our common stock file reports of their trading in our equity securities with the Securities and Exchange Commission. Based solely on a review of Forms 3, 4, and 5 and any amendments to these forms furnished to us during and with respect to 2014 or written representations that no Forms 5 were required, we believe that all such reports were timely filed.

MDU Resources Group, Inc. Proxy Statement 59

Proxy Statement

CONDUCT OF MEETING; ADJOURNMENT
The chairman of the board has broad responsibility and authority to conduct the annual meeting in an orderly and timely manner. In addition, our bylaws provide that the meeting may be adjourned from time to time by the chairman of the meeting regardless of whether a quorum is present.
OTHER BUSINESS
Neither the board of directors nor management intends to bring before the meeting any business other than the matters referred to in the notice of annual meeting and this proxy statement. We have not been informed that any other matter will be presented at the meeting by others. However, if any other matters are properly brought before the annual meeting, or any adjournment(s) thereof, your proxies include discretionary authority for the persons named in the enclosed proxy to vote or act on such matters in their discretion.
SHARED ADDRESS STOCKHOLDERS
In accordance with a notice sent to eligible stockholders who share a single address, we are sending only one annual report to stockholders and one proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record wishes to receive a separate annual report to stockholders and proxy statement in the future, he or she may contact the office of the treasurer at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650, Telephone Number: (701) 530-1000. Eligible stockholders of record who receive multiple copies of our annual report to stockholders and proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker, or other nominee can request householding by contacting the nominee.
We hereby undertake to deliver promptly, upon written or oral request, a separate copy of the annual report to stockholders and proxy statement to a stockholder at a shared address to which a single copy of the document was delivered.
2016 ANNUAL MEETING OF STOCKHOLDERS
Director Nominations: Our bylaws provide that director nominations may be made only (i) at any meeting of stockholders, by or at the direction of the board or (ii) at an annual meeting of stockholders, by a stockholder of record, as provided in the bylaws, who is entitled to vote upon the election of directors and who has complied with the procedures established by the bylaws. For a nomination to be properly brought before an annual meeting by a stockholder, the stockholder intending to make the nomination must have given timely and proper notice of the nomination in writing to the corporate secretary in accordance with and containing all information, including the completed questionnaire, provided for in the bylaws. To be timely, such notice must be delivered or mailed to the corporate secretary and received at our principal executive offices not earlier than the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. For purposes of our annual meeting of stockholders expected to be held April 26, 2016, any stockholder who wishes to submit a nomination must submit the required notice to the corporate secretary not earlier than December 30, 2015 and not later than the close of business on January 29, 2016.
Other Meeting Business: Our bylaws also provide that business, other than director nominations, may be properly brought before (i) any meeting of stockholders, by or at the direction of the board or (ii) an annual meeting of stockholders, by a stockholder of record, as provided in the bylaws, who is entitled to vote upon the election of directors and the proposal and who has complied with the procedures established by the bylaws. For business to be properly brought before an annual meeting by a stockholder (other than director nominations which are described above), the stockholder must have given timely and proper notice of such business in writing to the corporate secretary, in accordance with and containing all information provided for in the bylaws and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware. To be timely, such notice must be delivered or mailed to the corporate secretary and received at our principal executive offices not earlier than the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. For purposes of our annual meeting of stockholders expected to be held April 26, 2016, any stockholder who wishes to bring business before the meeting (other than director nominations which are described above) must submit the required notice to the corporate secretary not earlier than December 30, 2015 and not later than the close of business on January 29, 2016.

60 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Discretionary Voting: Rule 14a-4 of the Securities and Exchange Commission’s proxy rules allows us to use discretionary voting authority to vote on matters coming before an annual stockholders’ meeting if we do not have notice of the matter at least 45 days before the anniversary date on which we first mailed our proxy materials for the prior year’s annual stockholders’ meeting or the date specified by an advance notice provision in our bylaws. Our bylaws contain an advance notice provision that we have described above. For our annual meeting of stockholders expected to be held on April 26, 2016, stockholders must submit such written notice to the corporate secretary not earlier than December 30, 2015 and not later than the close of business on January 29, 2016.
Stockholder Proposals: The requirements we describe above are separate from and in addition to the Securities and Exchange Commission’s requirements that a stockholder must meet to have a stockholder proposal included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act. For purposes of our annual meeting of stockholders expected to be held on April 26, 2016, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must submit such proposal to the corporate secretary on or before November 19, 2015.
Bylaw Copies: You may obtain a copy of the full text of the bylaw provisions discussed above by writing to the corporate secretary. Our bylaws are also available on our website at: http://www.mdu.com/integrity/governance/guidelines-and-bylaws.
We will make available to our stockholders to whom we furnish this proxy statement a copy of our Annual Report on Form 10-K, excluding exhibits, for the year ended December 31, 2014, which is required to be filed with the Securities and Exchange Commission. You may obtain a copy, without charge, upon written or oral request to the Office of the Treasurer of MDU Resources Group, Inc., 1200 West Century Avenue, Mailing Address: P.O. Box 5650, Bismarck, ND 58506-5650, Telephone Number: (701) 530-1000. You may also access our Annual Report on Form 10-K through our website at www.mdu.com.

By order of the Board of Directors,

Paul K. Sandness
Secretary
March 18, 2015

MDU Resources Group, Inc. Proxy Statement 61

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Proxy Statement

EXHIBIT A

Towers Watson General Industry Executive Compensation DataBank 2012
	Bayer AG	Coca-Cola Enterprises
	Bayer Business & Technology Services	Coinstar
3M	Bayer CropScience	Colgate-Palmolive
A.O. Smith	Bayer HealthCare	Columbia Sportswear
Abbott Laboratories	BD - Becton Dickinson	Comcast
Accenture	Beam	Compass Group
ACH Food	Bechtel Systems & Infrastructure Inc	ConAgra Foods
Acxiom	Best Buy	Continental Automotive Systems
Adecco	Big Lots	ConvaTec
Aerojet	Bob Evans Farms	Convergys
Agilent Technologies	Boehringer Ingelheim	Cooper Industries
Agrium	Boeing	Corning
Air Liquide	Booz Allen Hamilton	Covance
Air Products and Chemicals	BorgWarner	Covidien
Alcatel-Lucent	Boston Scientific	Crown Castle
Alcoa	Brady	CSC
Allergan	Bristol-Myers Squibb	CSX
AMC Entertainment	Brunswick	Cummins
American Crystal Sugar	Bunge	Curtiss-Wright
American Sugar Refining	Burlington Northern Santa Fe	CVS Caremark
Americas Styrenics	Bush Brothers	Daiichi Sankyo
AmerisourceBergen	CA, Inc.	Daimler Trucks North America
AMETEK	Cardinal Health	Danaher
Amgen	CareFusion	Darden Restaurants
AMSTED Industries	Cargill	Dean Foods
Anixter International	Carlson	Deckers Outdoor
APL	Carmeuse North America Group	Dell
Appleton Papers	Carnival	Delta Air Lines
ARAMARK	Carpenter Technology	Deluxe
Arby’s Restaurant Group	Catalent Pharma Solutions	Dentsply
Archer Daniels Midland	Catalyst Health Solutions	Dex One
Arctic Cat	Caterpillar	DIRECTV Group
Aricent Group	Celanese Americas	Dollar Thrifty Automotive Group
Arkema	Celestica	Dollar Tree
Armstrong World Industries	Century Aluminum	Domtar
Arrow Electronics	CEVA Logistics	Donaldson
Ashland	CGI Technologies & Solutions	Dow Corning
AstraZeneca	CH2M Hill	DuPont
AT&T	Chemtura	E.W. Scripps
Atos IT Solutions and Services	Chiquita Brands	Eastman Chemical
Automatic Data Processing	CHS	Eaton
Avaya	Cintas	eBay
Avis Budget Group	Cisco Systems	Ecolab
BAE Systems	Clear Channel Communications	Eisai, Inc.
Ball	Cliffs Natural Resources	Eli Lilly
Barnes Group	Cloud Peak Energy	EMC
BASF	Coach	Emerson Electric
Baxter International	Coca-Cola	EnCana Oil & Gas USA

MDU Resources Group, Inc. Proxy Statement A-1

Proxy Statement

Endo Health Solutions	Hilton Worldwide	L-3 Communications
EnPro Industries	Hitachi Data Systems	Land O’Lakes
Equifax	HNI	Leggett and Platt
Equity Office Properties	HNTB	Lend Lease
Ericsson	Hoffmann-La Roche	Lenovo
ESRI	Honeywell	Leprino Foods
Essilor of America	Hormel Foods	Level 3 Communications
Estee Lauder	Hostess Brands	Lexmark International
Esterline Technologies	Houghton Mifflin Harcourt Publishing	Life Technologies
Euro-Pro Operating	Hovnanian Enterprises	LifeCell
Exelis	HTC Corporation	Limited
Expedia	Hunt Consolidated	Lincoln Electric
Experian Americas	Hutchinson Technology	L’Oreal
Express Scripts	IBM	Lorillard Tobacco
Exterran	IDEXX Laboratories	LSG Sky Chefs
Federal-Mogul	Illinois Tool Works	LyondellBasell
Fidessa Group	Ingersoll-Rand	Magellan Midstream Partners
Fluor	Intel	Makino
Ford	Intercontinental Hotels	Manitowoc
Forest Laboratories	International Data Group	Marriott International
Freeport-McMoRan Copper & Gold	International Flavors & Fragrances	Martin Marietta Materials
GAF Materials	International Game Technology	Mary Kay
Gap	International Paper	Mattel
Gates	ION Geophysical	Matthews International
GATX	Irvine	McDonald’s
Gavilon	Itron	McGraw-Hill
GenCorp	ITT - Corporate	MeadWestvaco
General Atomics	J.M. Smucker	Medicines Company
General Dynamics	J.R. Simplot	Medtronic
General Mills	Jabil Circuit	Merck & Co
General Motors	Jack-in-the-Box	Meredith
Gilead Sciences	Jacobs Engineering	Micron Technology
GlaxoSmithKline	JetBlue Airways	Microsoft
Globecomm Systems	Johns-Manville	Milacron
Goodrich	Johnson & Johnson	MillerCoors
Graco	Johnson Controls	Mohegan Sun Casino
Green Mountain	Kaman Industrial Technologies	Molson Coors Brewing
GROWMARK	Kansas City Southern	Monsanto
GTECH	Kao Brands	Mosaic
H.B. Fuller	KB Home	Motorola Mobility
Hanesbrands	KBR	Motorola Solutions
Hanger Orthopedic Group	Kellogg	Murphy Oil
Harland Clarke	Kelly Services	Mylan
Harman International Industries	Kennametal	Nash-Finch
Harsco	Keystone Foods	Navigant Consulting
Hasbro	Kimberly-Clark	Navistar International
Herman Miller	Kimco Realty	NBTY
Hershey	Kinross Gold	Neoris USA
Hertz	Koch Industries	Nestle USA
Hewlett-Packard	Kohler	NeuStar
Hexcel	Kyocera Corporation	Newmont Mining

A-2 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

	SAS Institute	Trident Seafoods Trinity Industries Tronox
NewPage	SCA Americas	TRW Automotive
Nissan North America	Schlumberger	Tupperware Brands
Nokia	Schreiber Foods	Tyson Foods
Norfolk Southern	Schwan’s	Underwriters Laboratories Unilever United
Northrop Grumman	Scientific Research Corporation	States
Novartis Consumer Health	Scotts Miracle-Gro	Union Pacific Corporation
Novo Nordisk Pharmaceuticals	Seagate Technology	Unisys
Novus International	Sealed Air	United Rentals
Nu Skin Enterprises	ServiceMaster Company	United States Cellular United
Nypro	ShawCor	Technologies UPS
Occidental Petroleum	Sherwin-Williams	URS
Office Depot	Shire Pharmaceuticals	Valero Energy Valmont Industries Verizon
Omnicare	Siemens AG	Vertex Pharmaceuticals
OMNOVA Solutions	Sigma-Aldrich	Viacom Viad VistaPrint
OSI Restaurant Partners	Snap-on	Vulcan Materials VWR International Walt
Owens Corning	Sodexo	Disney
Pall Corporation	Solvay America	Warner Chilcott
Parker Hannifin	Sonoco Products	Waste Management Watson
Parsons	Sony Corporation	Pharmaceuticals
PCL Constructors	Space Systems Loral	Wendy’s Group
Performance Food Group	Sprint Nextel	Westlake Chemical Weyerhaeuser
Pfizer	SPX	Whirlpool
Pitney Bowes	Staples	Wm.Wrigley Jr. Xerox
Plexus	Starbucks Coffee Company	Xylem
Polaris Industries	Starwood Hotels & Resorts	YRC Worldwide
Polymer Group	Statoil	Yum! Brands
PolyOne	Stepan Company	Zebra Technologies
Potash	Stryker	Towers Watson Energy Services Executive Compensation Survey 2012
PPG Industries	Sundt Construction
Praxair	Swagelok
Pulte Homes	Syngenta Crop Protection	AEI Services
Purdue Pharma	Sysco	AES
Quest Diagnostics	Target	Allete
Quintiles	Taubman Centers	Alliant Energy
R.R. Donnelley	TE Connectivity	Ameren
Ralcorp Holdings	Tech Data	American Electric Power
Rayonier	TeleTech Holdings	ATC Management
Regency Centers	Teradata	Atmos Energy
Research in Motion	Terex	Avista
Revlon	Textron	Babcock & Wilcox
Ricardo	Thermo Fisher Scientific	Babcock Power
Rio Tinto	Thomson Reuters	BG US Services
Roche Diagnostics	Time Warner	Black Hills
Rockwell Automation	Time Warner Cable	Capital Power Corporation
Rockwell Collins	T-Mobile USA	CenterPoint Energy
Rohm Semiconductor USA	Toro	CH Energy Group
Rolls-Royce North America	Tower International	Cheniere Energy
S.C. Johnson & Son	Toyota Motor Engineering & Manufacturing	CMS Energy
Sabre	North America	Colorado Springs Utilities
SAIC	Transocean	Consolidated Edison
Sanofi-Aventis	Trepp	Crosstex Energy
Dominion Resources

MDU Resources Group, Inc. Proxy Statement A-3

Proxy Statement

DTE Energy	SCANA	Avista
Duke Energy	Sempra Energy	Axcess Financial Services, Inc.
Dynegy	South Jersey Gas	Bank of America Merchant Services
Edison International	Southern Union Company	Baxter International
El Paso Corporation	Spectra Energy	Baylor College of Medicine
El Paso Electric	STP Nuclear Operating	Baylor Health Care System
ElectriCities of North Carolina	Targa Resources	B Braun Medical
Enbridge Enregy	TECO Energy	Belk
Energen	Tennessee Valley Authority	Bemis Manufacturing Company
Energy Future Holdings	TransCanada	Beneficial Bank
Energy Northwest	UGI	Bergquist Company
Entergy	UIL Holdings	Berwick Offray
Enterprise Products Partners	UniSource Energy	BIC - Graphic USA
EQT Corporation	Unitil	Black Hills
Exelon	URENCO USA	BlueCross BlueShield of Louisiana
FirstEnergy	Vectren	BlueCross BlueShield of South Carolina
GenOn Energy	Westar Energy	BlueCross BlueShield of Tennessee
Iberdrola Renewables	Williams Companies	Bluegreen Corporation
Integrys Energy Group	Wisconsin Energy	Bluestem Brands
IPR - GDF SUEZ North America	Wolfe Creek Nuclear	Bob Evans Farms
Kinder Morgan	Xcel Energy	Boddie-Noell Enterprises, Inc.
LG&E and KU Energy	Towers Watson General Industry Top Management Compensation Survey Report 2012	Bosch Rexroth
Lower Colorado River Authority		Boyd Gaming
MDU Resources		Boy Scouts of America
MGE Energy	AAA	Boys & Girls Clubs of America
MidAmerican Energy	Accident Fund Insurance	Bradley
New York Power Authority	ACUMED	Bridgepoint Education
NextEra Energy	AFLAC	Bristow Group
Northeast Utilities	Alfa Laval	Brown-Forman
NorthWestern Energy	Alliant Energy	Bryant University
NRG Energy	Alta Resources Corp	Build-A-Bear Workshop
NSTAR	American Cancer Society, Inc.	Bulk Handling Systems
NV Energy	American Career College	Cablevision Systems
NW Natural	American Commercial Lines	CACI International
OGE Energy	American University	Caelum Research Corporation
Oglethorpe Power	AmeriPride Services	California Casualty Management
Ohio Valley Electric	Ames True Temper	California Dental Association
Omaha Public Power	AMETEK	Cambia Health Solutions
Pacific Gas & Electric	Amica Mutual Insurance	Camcraft
Pepco Holdings	A.O. Smith	Capital Blue Cross
Pinnacle West Capital	Applied Research Associates	CareFirst BlueCross BlueShield
PNM Resources	Arlington County Government	Carlson
Portland General Electric	Asahi Kasei Plastics N.A., Inc.	CarMax
PPL	Ascend Performance Materials	CDM
Primary Energy Recycling	ASCO - Valve	CEC Entertainment
Progress Energy	Ash Grove Cement Company	Cell Therapeutics
Proliance Holdings	Aurora Healthcare	CEMEX, Inc.
Public Service Enterprise Group	Auto Club Group	CenturyLink
Puget Energy	Automobile Club of Southern California	Chelan County Public Utility District
Salt River Project	Avis Budget Group	Children’s Healthcare of Atlanta

A-4 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Choice Hotels International	Edward Jones	Gannett
CHS	Edward Lowe Foundation	Gas Technology Institute
Chumash Employee Resource Center	Edwards Lifesciences	Gaylord Entertainment
Church of Jesus Christ of Latter-day Saints	Elizabeth Arden	General Dynamics Information Technology
CIGNA	Emblem Health	Genesis Energy
Citizens Energy Group	EMCOR Group	GenOn Energy
Citizens Republic Bank	Emerson Electric	Gentiva Health Services
City of Austin	Energy Future Holdings	Georg Fischer Signet
City of Garland	Energy Solutions	Georgia Health Sciences Medical Center
City of Houston	Engineered Plastics Company	Georgia Institute of Technology
City of Las Vegas	Enpro Industries (Fairbanks Morse Engine)	Gerdau Long Steel North America
City of Philadelphia	Entergy	GKN
ClubCorp, Inc.	Erickson Retirement Communities	G&K Services
CNH America, LLC	Erie Insurance	GNC
Cobham Management Services	ESCO	GOJO Industries, Inc.
Coca-Cola Bottling	ESCO Technologies	Gold Eagle
Coca-Cola Refreshments	Etnyre International, Ltd.	Grande Cheese
College of St. Scholastica	Exel	Great American Insurance
Colorado Springs Utilities	Exide Technologies	Greyhound Lines
Colsa	Express Scripts	GROWMARK
CommScope	Fairfield Manufacturing	GTECH
Community Coffee	Farm Credit Bank of Texas	GuideStone Financial Resources
Community Health Network	Farm Credit Foundations	Harman International Industries
Community Preservation Corporation	Farmland Foods	Harris County Hospital District
Compressor Controls	Federal Reserve Bank of Atlanta	Hastings Mutual Insurance Company
Computer Task Group	Federal Reserve Bank of Boston	Haynes International
ConnectiCare Capital LLC	Federal Reserve Bank of Chicago	Hazelden Foundation
Core Laboratories	Federal Reserve Bank of Cleveland	HDR, Inc.
Cornell University	Federal Reserve Bank of Dallas	HD Supply
Corrections Corporation of America	Federal Reserve Bank of Minneapolis	Hendrick Medical Center
Coventry Health Care	Federal Reserve Bank of Philadelphia	Hendrickson International
Cox Enterprises	Federal Reserve Bank of Richmond	Henry Ford Health Systems
Cracker Barrel Old Country Stores	Federal Reserve Bank of San Francisco	Herman Miller
CSIG	Federal Reserve Bank of St. Louis	Highmark
CUNA Mutual	Federal Reserve Board	Hill Phoenix
David C. Cook	FedEx Express	Hilton Worldwide
D&B	FedEx Office	Hitachi Computer Products
Decurion Corporation	Fender Musical Instruments	H Lee Moffitt Cancer Center & Research
Dekalb Regional Healthcare Systems	Ferguson Enterprises	Institute
Delhaize America	Fermi National Accelerator Laboratory	HNI
DePaul University	First American	HNTB
Dickstein Shapiro	First Citizens Bank	Hu-Friedy Manufacturing Company, Inc.
Diebold	Fleetwood Group	Hunter Industries
Doherty Employer Services	Flexcon Company, Inc.	IDEX Corporation
Dole Foods	Flexible Steel Lacing	IDEXX Laboratories
Domino’s Pizza	Follett Corporation	Information Management Service
Duke Realty	Fortune Brands Home & Security, Inc.	Ingram Industries
Duke University & Health System	Freeman Dallas	Insperity
Dyn McDermott	Freeport-McMoRan Copper & Gold	Institute for Defense Analyses
E A Sween Company	Froedtert Hospital	Institute of Electrical & Electronic
Engineers (IEEE)

MDU Resources Group, Inc. Proxy Statement A-5

Proxy Statement

Integra Lifesciences Corporation	Malco Products, Inc.	Ohio State University
INTEGRIS Health	Manpower	Oil-Dri Corporation of America
Intertape Polymer Group	MAPFRE U.S.A.	Old Dominion Electric
Intrepid Potash	Maricopa County Office of Management &	Oppenheimer Group
Iron Mountain	Budget	Opus Bank
Irvine	Maricopa Integrated Health System	Orbital Science Corporation
Isuzu Motors America	Marshfield Clinic	Oshkosh
Itochu International	Mary Kay	OSI Restaurant Partners
ITT Industries - Information Systems	Mayo Clinic	Panduit Corporation
Jacobs Technology	McGladrey and Pullen	Papa John’s
Jarden	Medica Health Plans	Patterson Companies
Jefferson Science Associates	Medical Mutual of Ohio	Paychex
J J Keller & Associates, Inc.	Mercer University	Paycor
John Crane	Merit Medical Systems	Pearson
Johns Hopkins University	Merrill	Pegasus Solutions
Johnson Outdoors	Metagenics	Penn State Hershey Medical Center
Joint Commission	Methodist Hospital System	Pepper Construction Company
Jones Lang LaSalle	MetLife	Pharmavite
Joy Global	MFS Investment Management	PHH Arval
J.R. Simplot	Miami Children’s Hospital	PM
Judicial Council of California	Michael Baker	PMA Companies
Kansas City Southern	Mine Safety Appliances	Port of Portland
Katun Corporation	Minneapolis School District	Poudre Valley Health Systems
Kettering University	Minnesota Management & Budget	Premier
Kewaunee Scientific Corporation	Missouri Department of Conservation	Principal Financial Group
Keystone Foods	Missouri Department of Transportation	Pro-Build Holdings
KI, Inc.	Mitsubishi International	Project Management Institute
KIK Custom Products	Mitsui U.S.A.	Prometric, Inc.
Kingston Technology	Molex	PSS World Medical
Klein Tools	Molina Healthcare	Publix Super Markets, Inc.
Laboratory Corporation of America	MTD Products, Inc.	QBE the Americas
Lake Federal Bank	MTS Systems	QTI Human Resources
Lake Region Medical	MultiPlan	Quadion Corporation
Lane Enterprise, Inc.	Mutual of Omaha	Quality Bicycle Products
Lantech.com	Nash-Finch	Quest Diagnostics
Lawson Products	National Academies	Ralph Lauren
Learning Care Group	National Futures Association	Rational Energies
Legal & General America	National Interstate	REA Magnet Wire Company, Inc.
Leggett and Platt	Nature’s Sunshine Products	Recology
LG&E and KU Energy	Navistar International	Redcats USA
Lieberman Research Worldwide	Navy Exchange Enterprise	Red Wing Shoe Company
Lighthouse International	NCCI Holdings	Regency Centers
Limited	Nebraska Public Power District	Regions Financial
Little Lady Foods	Neenah Paper	Rembrandt
L.L. Bean	NJVC LLC	Renaissance Learning
Logic PD	Nordam Group	Rexnord Corporation
Lower Colorado River Authority	Northwestern Memorial Hospital	RiceTec, Inc.
LSG Sky Chefs	Northwestern Mutual	Rice University
Lutron Electronics	NSK Corporation	Rich Products
Magellan Health Services	Oglethorpe Power	Ricoh Americas Corporation
Magna Seating	Ohio Public Employees Retirement System	Ricoh Electronics, Inc.

A-6 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Rite - Hite Holding Corporation	State Corporation Commission	University of Rochester
Riverside Research Institute	St. Cloud Hospital	University of South Florida
Rollins	Stericycle, Inc.	University of St. Thomas
R.R. Donnelley	Stinger Ghaffarian Technologies	University of Texas at Austin
RSC Equipment Rental	St. Jude Children’s Research Hospital	University of Texas Health Science Center
The Ryland Group	St. Louis County Government	at Houston
Safety-Kleen Systems	Stonyfield Farm, Inc.	University of Texas Health Science Center
Sage Publications	Subaru of Indiana Automotive, Inc.	of San Antonio
Salk Institute	SuperValu Stores	University of Texas Southwestern Medical
Sally Beauty	Sykes Enterprises	Center
Salt River Project	Synthes	University of Wisconsin Medical
Samuel Roberts Noble Foundation	Taubman Centers	Foundation
San Antonio Water System	TDS Telecom	University Physicians, Inc.
Sauer-Danfoss	Tecolote Research, Inc.	Uponor, Ltd.
SCANA	Tenet Healthcare Corporation	UPS
S&C Electric	Terumo BCT	URS
Schaumburg Township District Library	Texas Industries, Inc.	USAA
Schwan Food	Texas Mutual Insurance	U.S. Foodservice
Scientific Research Corporation	Thule	USG
Scooter Store	TIMET (Titanium Metals Corportation)	Utah Transit Authority
Seaman Corporation	TJX Companies	Vail Resorts Management
Seco Tools, Inc.	Total System Services	Valpak/Cox Target Media
Securus Technologies, Inc.	Transamerica	Ventura Foods
SEMCO Energy	Travis County	Verde Realty
Seneca Gaming Corporation	Tribune	Vermeer Manufacturing Company
Sentara Healthcare	Tri-Met	VF
Sentry Insurance	Trinity Consultants, Inc.	Via Christi Health
Serco	Trinity Health	Vi-Jon
Service Corporation International	True Value Company	Volvo Group North America
ServiceMaster Company	Tufts Health Plan	Wake Forest University
Seventh Generation	Turner Broadcasting	Walgreen Co.
Shands HealthCare	UDR	Walter Energy
Sharp Electronics	UMDNJ-University of Medicine & Dentistry	Washington University in St. Louis
Simmons Bedding Company	Underwriters Laboratories	Wawa, Inc.
Simon Property Group, Inc.	United Conveyor Corporation	Wayne Farms
SMSC Gaming Enterprise	United HealthCare Group	Wayne Memorial Hospital
Sole Technology, Inc.	United Maritime Group	W C Bradley
Solo Cup	United Natural Foods, Inc.	Wellmark BlueCross BlueShield
Southco, Inc.	United States Steel	Wells’ Dairy
Southeastern Freight Lines	Universal Studios Orlando	West Bend Mutual Insurance Company
Southern Poverty Law Center	University Health System	Weston Solutions, Inc.
South Jersey Gas	University of Akron	West Penn Allegheny Health System
Southwest Gas	University of Alabama at Birmingham	West Virginia University Hospitals, Inc.
Space Dynamics Laboratory	University of California, Berkeley	Wheaton Franciscan Healthcare
Space Telescope Science Institute	University of Chicago	Whole Foods Market
Spectrum Health - Grand Rapids Hospitals	University of Georgia	WilmerHale LLP
SPX Corporation	University of Houston	Windstream Communications
Stampin’ Up!	University of Minnesota	Winn-Dixie Stores
Standard Motor Products	University of Nebraska-Lincoln	Winpak Portion Packaging, Ltd.
Staples	University of North Texas	Wisconsin Physicians Service Insurance
State Bar of Michigan	University of Notre Dame	Wornick Company

MDU Resources Group, Inc. Proxy Statement A-7

Proxy Statement

Worthington Industries	EOG Resources Inc	Rex Energy Corporation
Wyle Laboratories	EQT Corporation	Rosetta Resources, Inc.
Xcel Energy	EXCO Resources, Inc	Samson Energy Company
XO Communications	Fasken Oil and Ranch, ltd.	Samson Resources
Yamaha Corporation of America	Fidelity Exploration & Production	Sanchez Energy Corporation
Zeon Chemicals L.P.	FIML Natural Resources	SandRidge Energy*
Zimmer	Forest Oil Corporation	Seneca Resources Corporation
	GMX Resources Inc.	Sheridan Production Company, LLC
Effective Compensation, Inc. 2012 Oil and Gas Compensation Survey	Goodrich Petroleum Co. of Louisiana	Sinclair Services Company
	Great Western Drilling Company	SM Energy Company
	Harvest Natural Resources, Inc.	Southwestern Energy Production Co.
Alta Mesa Services, LP	Henry Resources LLC	Stone Energy Corporation
ANKOR Energy LLC	HighMount Exploration & Production, LLC	Summit Petroleum LLC
Antero Resources	Hilcorp Energy Company	Swift Energy Company
Approach Resources Inc.	Jones Energy, LTD	Talisman Energy USA Inc.
Aramco Services Company	J-W Energy	TANA Exploration Company
Aspect Holdings, LLC	Kinder Morgan C02 Company L.P.	T-C Oil Company
Athlon Energy	Lake Ronel Oil Company	Tema Oil and Gas Company
Atlas Energy, L.P.	Legend Natural Gas	Texas Petroleum Investment Company
Berry Petroleum Company	Lewis Energy Group	Total E&P USA, Inc.
Bill Barrett Corporation	Linn Operating, Inc.	Ultra Petroleum Corporation
Black Hills Corporation	Mack Energy Company	Unit Petroleum Company
Bonanza Creek Energy, Inc.	Macpherson Oil Company	Ute Energy, LLC
BreitBurn Energy Partners LP	McElvain Oil & Gas Properties, Inc.	Vantage Energy L.L.C.
Browning Oil Company, Inc.	McMoran Oil and Gas Company	Venoco, Inc.
BT A Oil Producers, LLC	Merit Energy Company	Vernon E. Faulconer, Inc.
Cabot Oil & Gas Corporation	Mewbourne Oil Company	Walter Duncan, Inc.
Callon Petroleum Company	Midstates Petroleum Company, Inc.	Whiting Petroleum Corporation
Carrizo Oil & Gas Inc.	Mustang Fuel Corporation	Woodside Energy
Cathexis Oil & Gas, LLC	Nearburg Producing Company	WPX Energy (Williams spinoff)
Ceja Corporation	Newfield Exploration Company	Wynn-Crosby
Chesapeake Energy Corporation	Nexen Petroleum U.S.A., Inc.	Yuma Exploration & Production Company,
Cimarex Energy Co.	NFR Energy LLC	Inc.
Cinco Resources, Inc.	Noble Energy, Inc.
Comstock Resources, Inc.	Oasis Petroleum	Mercer 2012 Total Compensation Survey for the Energy Sector
Concho Resources, Inc.	Oxy Long Beach, Inc.
Consol Energy Inc.	Panhandle Oil and Gas Inc.	AGL Resources - AGL Services Company
Constellation Energy Partners, LLC	PDC Energy	(Networks)
Continental Resources, Inc.	Penn Virginia Corporation	AGL Resources - Sequent
Crimson Exploration, Inc.	Petroglyph Energy, Inc.	Abraxas Petroleum Corporation
CrownQuest Operating, LLC	Petro-Hunt, LLC	Afren Resources USA, Inc.
Denbury Resources, Incorporated	PetroQuest Energy, Inc.	Aker Solutions
Devon Energy Corporation	Pioneer Natural Resources Company	Alliance Pipeline
Duncan Oil, Inc.	Plains Exploration & Production Company	Alliant Energy Corporation
Eagle Rock Energy	PostRock Energy Corporation	Alyeska Pipeline Service Company
EnCana Oil & Gas	QEP Resources, Inc.	Ameren
Endeavor International Corporation	Quantum Resources Management, LLC	American Midstream Partners, LP
Energen Resources Corporation	Questar Corporation	American Transmission Company
Energy Partners, Ltd.	Quicksilver Resources Inc.	Anadarko Petroleum Corporation
Enerplus	Range Resources Corporation	Apache Corporation
Eni Petroleum Company, Inc.	Resolute Energy Corporation	Arch Coal, Inc.
Associated Electric Cooperative Inc.

A-8 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Atlas Energy, L.P.	CVR Energy, Inc. - Wynnewood Refining, LLC	EXCO Resources, Inc.
Aux Sable Liquid Products	Calfrac Well Services Corporation	EXCO Resources, Inc. - EXCO Appalachia
BHP Billiton Petroleum	California ISO	EXCO Resources, Inc. - EXCO East TX/LA
Baker Hughes, Inc.	Calpine Corporation	EXCO Resources, Inc. - EXCO Permian/
Baker Hughes, Inc.- Baker Hughes	Cameron International	Rockies
Pressure Pumping	Cameron International - Drilling and Production	EXCO Resources, Inc. - TGGT
Baker Hughes, Inc. - Completion	Systems	Edison Mission Energy
and Production	Cameron International - Process and	El Paso Corporation
Baker Hughes, Inc. - Drilling and	Compression Systems	El Paso Corporation - EP Energy
Evaluation	Cameron International - Valves & Measurement	El Paso Corporation - Pipeline Group
Baker Hughes, Inc. - Gulf of Mexico	CenterPoint Energy	Encana Oil & Gas (USA) Inc.
Baker Hughes, Inc. - Integrated Operations	Chesapeake Energy	Endeavour International Corporation
Baker Hughes, Inc. - Intelligent	Cimarex Energy Co.	Endeavour North America
Production Systems	Citation Oil & Gas Corp.	EnerVest Energy Partners, LP
Baker Hughes, Inc. - Reservoir	Cobalt International Energy	EnerVest Operating, LLC
Development Services	Colonial Pipeline Company	EnerVest, Ltd
Baker Hughes, Inc. - US Land	ConocoPhillips	Enerflex Energy Systems, Inc
Basic Energy Services, LP	Copano Energy, LLC	Energen Corporation
Baytex Energy USA Ltd.	Copano Energy, LLC - Oklahoma	Energen Corporation - Energen Resources
Boardwalk Pipeline Partners L.P.	Copano Energy, LLC - Rocky Mountains	Corporation
BreitBurn Energy Partners LP.	Copano Energy, LLC - Texas	Energy Future Holdings Corporation
BreitBurn Energy Partners LP.	Core Laboratories	Energy Future Holdings Corporation
- Eastern Division	Crosstex Energy Services, LP	- Luminant Energy
BreitBurn Energy Partners LP.	DCP Midstream	Energy Future Holdings Corporation
- Orcutt Facility	DM Petroleum Operations	- TXU Energy
BreitBurn Energy Partners LP.	DQE Holdings LLC	EnergySolutions
- West Pico Facility	Davis Petroleum Corp.	EnergySolutions - Global Commercial
BreitBurn Energy Partners LP.	Denbury Resources, Inc.	Services Group
- Western Div - California Operations	Det Norske Veritas (USA) Inc.	EnergySolutions - Government Customer
BreitBurn Energy Partners LP.	Devon Energy	Group
- Western Div - Florida Operations	Dexco Polymers	EnergySolutions - Long-Term Stewardship
BreitBurn Energy Partners LP.	Diamond Offshore Drilling, Inc.	Group
- Western Div - Wyoming Operations	Dominion Resources, Inc.	Enerplus Resources (USA) Corporation
BreitBurn Energy Partners LP.	Dominion Resources, Inc. - Dominion Energy	Eni US Operating Company, Inc
- Western Division	Dominion Resources, Inc. - Dominion	Ensign United States Drilling, Inc.
BreitBurn Management Company	Generation	Ensign United States Drilling, Inc.
Brookfield Renewable Power - US	Dominion Resources, Inc. - Dominion Virginia	- California
Buckeye Partners, L.P.	Power	Ensign United States Drilling, Inc.
Burnett Oil Co., Inc	Dresser-Rand Company	- Ensign Well Services, Inc.
CGGVeritas Services (US), Inc.	Dresser-Rand Company - Dresser-Rand New	Entegra Power Services, LLC
CHS Inc.	Equipment	Equal Energy US Inc.
CHS Inc. - Energy, Energy Marketing	Dresser-Rand Company - Dresser-Rand North	Essential Power LLC
CHS Inc. - Laurel Refinery	America Ops	Explorer Pipeline
CITGO Petroleum Corporation	Dresser-Rand Company - Dresser-Rand Services	Exterran Holdings, Inc.
CVR Energy, Inc.	EDF Trading Resources, LLC	Fasken Oil and Ranch, Ltd.
CVR Energy, Inc. - CVR Partners, Inc.	ENSCO International, Inc.	Forest Oil Corporation
CVR Energy, Inc. - Crude Transportation,	ENSCO International, Inc. - North & South	GasFrac Energy Services, Inc.
LLC	America Business Unit	Genesis Energy
CVR Energy, Inc. - Refining & Marketing,	EOG Resources, Inc.	Genesis Energy - Pipeline Transportation
LLC	ERIN Engineering and Research, Inc.	Group
Genesis Energy - Refinery Services Group

MDU Resources Group, Inc. Proxy Statement A-9

Proxy Statement

Genesis Energy - Supply and Logistics	Magellan Midstream Holdings, LP Pipeline/	ONEOK, Inc. - ONEOK Partners
Group	Terminal Division	ONEOK, Inc. - Oklahoma Natural Gas
Great River Energy	Magellan Midstream Holdings, LP -	Division
Halcón Resources Corporation	Transportation	ONEOK, Inc. - Texas Gas Services
Halliburton	Marathon Oil Corporation	Division
Helix ESG Inc.	MarkWest Energy Partners LP	Occidental Petroleum Corporation
Helmerich & Payne, Inc.	MarkWest Energy Partners LP - Gulf Coast	Oceaneering International, Inc. -
Hess Corporation	Business Unit	Intervention Engineering
Hilcorp Energy Company	MarkWest Energy Partners LP - Liberty Business	Oceaneering International, Inc.
Hilcorp Energy Company - Harvest	Unit	Oceaneering International, Inc. -
Pipeline Company	MarkWest Energy Partners LP - Northeast	Americas
HollyFrontier Corporation	Business Unit	Oceaneering International, Inc. -
HollyFrontier Corporation - Logistic	MarkWest Energy Partners LP - Southwest	Inspection
Services	Business Unit	Oceaneering International, Inc. -
Hunt Consolidated Inc. - Hunt Oil	Marquis Alliance Energy Group USA Inc.	Umbilical
Company	Maxum Petroleum	Oxy - Thums Long Beach
Husky Energy Inc. - US Refining and	Maxum Petroleum - Canyon State Oil	PDC Energy
Marketing	Maxum Petroleum - General Petroleum	PJM Interconnection
ION Geophysical Corporation	Maxum Petroleum - Petroleum Products, Inc	Parallel Petroleum LLC
J-W Energy Company	Maxum Petroleum - Simons Petroleum	Pasadena Refining System Inc.
J-W Energy Company - J-W Manufacturing	McMoRan Exploration Co.	Pason Systems USA Corp.
Company	MicroSeismic	Pason Systems USA Corp. - Auxsol Inc.
J-W Energy Company - J-W Measurement	Mitsui E&P USA LLC	Pason Systems USA Corp. - Pason
Company	Murphy Oil Corporation	Offshore
J-W Energy Company - J-W Midstream	Nalco, an Ecolab Company	Piedmont Natural Gas
Company	New York Power Authority	Pioneer Natural Resources USA
J-W Energy Company - J-W Operating	New York Power Authority - Blenheim-Gilboa	Plains All American Pipeline, L.P.
Company	Power Project	Plains All American Pipeline, L.P. - PAA
J-W Energy Company - J-W Power	New York Power Authority - Clark Energy Center	Natural Gas Storage, L.P.
Company	New York Power Authority - Niagara Power	Plains Exploration & Production Company
J-W Energy Company - J-W Wireline	Project	Praxair, Inc.
Company	New York Power Authority - Richard M. Flynn	Praxair, Inc. - Hydrogen-carbon Monoxide
JX Nippon Oil Exploration (USA) Limited	Power Plant	(HyCO)
Kinder Morgan	New York Power Authority - St. Lawrence/FDR	Praxair, Inc. - North American Industrial
Kosmos Energy, LLC	Power Project	Gases
LG&E-KU Services	Newfield Exploration	Praxair, Inc. - Praxair Distribution, Inc.
Laredo Petroleum, Inc.	Nexen Petroleum USA, Inc.	Praxair, Inc. - Praxair Surface
Legacy Reserves, LP	Noble Corporation - Noble Drilling Services	Technologies
Legend Natural Gas, LLC	(Gulf of Mexico Division)	Precision Drilling Holdings Company
Linn Energy, LLC	Noble Corporation - Noble Drilling Services, Inc.	Premier Natural Resources
MCX Exploration (USA), Ltd.	Noble Corporation - Noble International Limited	Puget Sound Energy
MDU Resources Group, Inc.	Noble Energy, Inc.	QEP Resources, Inc.
MDU Resources Group, Inc. - Fidelity	Northwest Natural Gas	Quicksilver Resources Inc.
Exploration & Production Company	NuStar Energy LP	R Lacy Services, Ltd.
MDU Resources Group, Inc. - Montana	OGE Energy Corporation	RKI Exploration & Production
Dakota Utilities	OGE Energy Corporation - Enogex	Range Resources
MDU Resources Group, Inc. - WBI	ONEOK, Inc.	Reef Subsea
Holdings, Inc.	ONEOK, Inc. - Kansas Gas Services Division	Regency Energy Partners LP
Magellan Midstream Holdings, LP	ONEOK, Inc. - ONEOK Energy Services	Repsol Services Company
Company

A-10 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Resolute Natural Resources Company, LLC	Superior Energy Services, Inc.- HB Rentals
Rosewood Resources, Inc.	Superior Natural Gas Corporation
Rosewood Resources, Inc. - Advanced	TGS-NOPEC Geophysical Company
Drilling Technologies	Talisman Energy USA, Inc.
Rosewood Resources, Inc. - Rosewood	Technip USA
Services Company	Tecpetrol Operating LLC
Rowan Companies, Inc.	Tellus Operating Group, LLC
SCANA Corporation	The Williams Companies, Inc.
SCANA Corporation - Carolina Gas	The Williams Companies, Inc. - Midstream
Transmission Corporation	The Williams Companies, Inc. - Williams Gas
SCANA Corporation - PSNC Energy	Pipeline (WGP)
SCANA Corporation - SC Electric & Gas	Total E&P USA, Inc.
Safety-Kleen Systems	TransCanada Corporation
SandRidge Energy, Inc.	TransCanada Corporation - Energy Group
SandRidge Energy, Inc. - Lairat Services	Transocean
SandRidge Energy, Inc. - SandRidge	USA Compression Partners, LLC
Midstream, Inc.	Unit Corporation
Sasol North America	Unit Corporation - Superior Pipeline Company
Schlumberger Oilfield Services	Unit Corporation - Unit Drilling Company
Seadrill Americas	Unit Corporation - Unit Petroleum Company
SemGroup Corporation	Verado Energy, Inc.
SemGroup Corporation - Rose Rock	Vestas Wind Technology America
Midstream	Washington Gas
SemGroup Corporation - SemGas	Weatherford International
SemGroup Corporation - SemStream	Weatherford International - US Region
ShawCor, Ltd.	Whiting Petroleum Corporation
ShawCor, Ltd. - Bredero Shaw	Xcel Energy LLC
ShawCor, Ltd. - Canusa-CPS
ShawCor, Ltd. - DSG-Canusa	Pearl Meyer & Partners Natural Gas Transmission Industry 2012 Compensation Survey
ShawCor, Ltd. - Flexpipe Systems
ShawCor, Ltd. - Guardian
ShawCor, Ltd. - Shaw Pipeline Services	Alliance Pipeline Inc.
ShawCor, Ltd. - ShawFlex	Boardwalk Pipeline Partners
Southern Company Services	CenterPoint Energy
Southern Company Services - Alabama	DCP Midstream
Power Company	Dominion Transmission, Inc.
Southern Company Services - Georgia	EL Paso Corporation
Power Company	Enbridge Energy Partners, LP
Southern Company Services - Mississippi	Enterprise Products, L.P.
Power Company	Iroquois Pipeline Operating Company
Southwestern Energy Company	Kinder Morgan
Spectra Energy	MidAmerica Energy Holdings
Sprague Operating Resources, LLC	NiSource Inc.
Stantec Consulting Services Inc.	ONEOK
Statoil USA	Questar Corporation
Sunoco Logistics	Southern Union Company
Superior Energy Services, Inc.	Spectra Energy
Superior Energy Services, Inc. -	TransCanada
Completion Services	WBI Holdings, Inc.
Superior Energy Services, Inc. - Well	Williams
Solutions

MDU Resources Group, Inc. Proxy Statement A-11

Proxy Statement

EXHIBIT B

Companies Surveyed using Equilar, Inc.
MDU Resources Group, Inc. – President & Chief Executive Officer
Competitive Analysis to Determine Base Salary, Target Annual Cash Compensation, and Target Total Direct Compensation
	MarkWest Energy Partners	UIL Holdings
	Martin Marietta Materials	UniSource Energy
	Mastec	Unit
	Nabors Industries	Usec
	National Fuel Gas	Vectren
Aegion	New Jersey Resources	Vulcan Materials
AGL Resources	Newfield Exploration	Westar Energy
Alliant Energy	NiSource	WGL Holdings
Ameren	Noble	Whiting Petroleum
ARC RESOURCES	Noble Energy	Willbros Group
Atlas Energy	Northeast Utilities	Williams Companies
Atlas Pipeline Partners	Northwest Natural Gas	Wisconsin Energy
Atmos Energy	Northwestern	WPX ENERGY
Avista	NV Energy
Companies Surveyed using Equilar, Inc.
MDU Resources Group, Inc. - Vice President & Chief Financial Officer
Competitive Analysis to Determine Base Salary, Target Annual Cash Compensation, and Target Total Direct Compensation

Basic Energy Services	Oceaneering International
BAYTEX ENERGY	OGE Energy
Berry Petroleum	Patterson UTI Energy
Black Hills	Pengrowth Energy
Boardwalk Pipeline Partners	PENN WEST PETROLEUM	Alliant Energy
Cabot Oil & Gas	Pepco Holdings	Ameren
Calpine	Piedmont Natural Gas	ARC RESOURCES
CenterPoint Energy	Pike Electric	Atmos Energy
Chicago Bridge & Iron	Pinnacle West Capital	Avista
Cimarex Energy	Pioneer Natural Resources	Basic Energy Services
CMS Energy	PLAINS EXPLORATION & PRODUCTION CO	BAYTEX ENERGY
Comfort Systems USA	PNM Resources	Berry Petroleum
Comstock Resources	Portland General Electric	Black Hills
Concho Resources	Precision Drilling	Cabot Oil & Gas
Continental Resources	Primoris Services	Calpine
Copano Energy, L.L.C.	Puget Energy	CenterPoint Energy
DCP Midstream Partners	PVR PARTNERS, L. P.	Chicago Bridge & Iron
Denbury Resources	QEP Resources	Cimarex Energy
Diamond Offshore Drilling	Quanta Services	CMS Energy
Dycom Industries	Questar	Comfort Systems USA
EMCOR Group	Range Resources	Comstock Resources
ENCANA CORP	Regency Energy Partners	Concho Resources
Energen	Rowan Companies	Continental Resources
Energy Future Holdings	RPC	Denbury Resources
Energy XXI (Bermuda)	SandRidge Energy	Diamond Offshore Drilling
ENERPLUS	Scana	Dycom Industries
Ensco	SemGroup	EMCOR Group
EQT	SM Energy	ENCANA CORP
Exelon	Southwest Gas	Energy Future Holdings
Foster Wheeler	Southwestern Energy	Energy XXI (Bermuda)
Granite Construction	Spectra Energy	ENERPLUS
Great Plains Energy	Sterling Construction	Ensco
Hawaiian Electric Industries	Superior Energy Services	EQT
Helmerich & Payne	Swift Energy	Foster Wheeler
IDACORP	Talisman Energy	Granite Construction
Integrys Energy Group	Targa Resources Corp.	Great Plains Energy
KBR	Targa Resources Partners	Hawaiian Electric Industries
Key Energy Services	TECO Energy	Helmerich & Payne
Laclede Group	Texas Industries	IDACORP
LAYNE CHRISTENSEN CO	TransAlta	Integrys Energy Group
Linn Energy	UGI	KBR

MDU Resources Group, Inc. Proxy Statement B-1

Proxy Statement

Key Energy Services	Vectren	Oasis Petroleum
LAYNE CHRISTENSEN CO	Vulcan Materials	Occidental Petroleum
Linn Energy	Westar Energy	Parker Drilling
MarkWest Energy Partners	Whiting Petroleum	Patterson UTI Energy
Martin Marietta Materials	Willbros Group	PDC ENERGY
Mastec	Wisconsin Energy	Pengrowth Energy
Nabors Industries	WPX ENERGY	Penn Virginia
National Fuel Gas		Pioneer Energy Services
Newfield Exploration
Companies Surveyed using Equilar, Inc.
Exploration and Production - President & Chief Executive Officer
Competitive Analysis to Determine Base Salary, Target Annual Cash Compensation, and Target Total Direct Compensation

Precision Drilling
NiSource		Questar
Noble		Quicksilver Resources
Noble Energy		Range Resources
Northeast Utilities		Resolute Energy
Northwest Natural Gas	ADVANTAGE OIL & GAS	Rosetta Resources
Northwestern	Anadarko Petroleum	Rowan Companies
NV Energy	ARC RESOURCES	SM Energy
Oceaneering International	Atwood Oceanics	Southwestern Energy
OGE Energy	BAYTEX ENERGY	Stone Energy
Patterson UTI Energy	Berry Petroleum	Swift Energy
Pengrowth Energy	Bill Barrett	Talisman Energy
PENN WEST PETROLEUM	BreitBurn Energy Partners	Transglobe Energy
Pepco Holdings	Cabot Oil & Gas	Ultra Petroleum
Pike Electric	Callon Petroleum	Unit
Pinnacle West Capital	Carrizo Oil & Gas	Vanguard Natural Resources
Pioneer Natural Resources	CASPIAN SERVICES INC	Vantage Drilling
PLAINS EXPLORATION & PRODUCTION CO	CENOVUS ENERGY INC.	Warren Resources
PNM Resources	Cheniere Energy	Weatherford International
Portland General Electric	Clayton Williams Energy	Whiting Petroleum
Precision Drilling	Cobalt International Energy
Primoris Services	Comstock Resources
Companies Surveyed using Equilar, Inc.
Construction Services Segment - President & Chief Executive Officer
Competitive Analysis to Determine Base Salary, Target Annual Cash Compensation, and Target Total Direct Compensation

Puget Energy	Dawson Geophysical
QEP Resources	Eagle Rock Energy Partners
Quanta Services	ENCANA CORP
Questar	Endeavour International
Range Resources	Energy Partners	Dycom Industries
Regency Energy Partners	ENERPLUS	Goldfield Corporation
Rowan Companies	ENI SPA	Mastec
RPC	Ensco	MYR Group
SandRidge Energy	EQT	Pike Electric
Scana	EXCO Resources	Primoris Services
SemGroup	Forest Oil	Quanta Services
SM Energy	Global Geophysical Services
Southwest Gas	Gran Tierra Energy
Companies Surveyed using Equilar, Inc.
Pipeline and Energy Services - President & Chief Executive Officer
Competitive Analysis to Determine Base Salary, Target Annual Cash Compensation, and Target Total Direct Compensation

Southwestern Energy	Harvest Natural Resources
Sterling Construction	Hercules Offshore
Superior Energy Services	Husky Energy
Swift Energy	Ion Geophysical
Talisman Energy	Kodiak Oil & Gas	Access Midstream Partners
TECO Energy	Kosmos Energy	AGL Resources
Texas Industries	Laredo Petroleum Holdings, Inc.	Atlas Energy
TransAlta	Legacy Reserves	Atlas Pipeline Partners
UGI	Magnum Hunter Resources	Basic Energy Services
UIL Holdings	MarkWest Energy Partners	Cal Dive International
UniSource Energy	Miller Petroleum	Chesapeake Utilities
Unit	Nabors Industries	Copano Energy, L.L.C.
Usec	Noble Energy	Core Laboratories N. V.

B-2 MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Crestwood Midstream Partners
Energen
Energy Transfer Partners
EQT
Halliburton
Heckmann
Helix Energy Solutions Group
Kinder Morgan
Kinder Morgan Energy Partners
National Fuel Gas
New Jersey Resources
Oceaneering International
Oneok
ONEOK Partners
Piedmont Natural Gas
RGC Resources
Schlumberger
SemGroup
South Jersey Industries
Southwest Gas
Superior Energy Services
TRANSCANADA
Western Gas Partners
Willbros Group
Williams Companies

MDU Resources Group, Inc. Proxy Statement B-3

MDU RESOURCES GROUP, INC.

 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 28, 2015
11:00 a.m. Central Daylight Saving Time

909 Airport Road
Bismarck, ND

1200 West Century Avenue
Mailing Address: P. O. Box 5650 Bismarck, ND 58506-5650 (701) 530-1000
proxy

This proxy is solicited on behalf of the Board of Directors for the
Annual Meeting of Stockholders on April 28, 2015.
This proxy will also be used to provide voting instructions to New York Life Trust Company, as Trustee of the MDU Resources Group, Inc. 401(k) Retirement Plan, for any shares of Company common stock held in the plan.
The undersigned hereby appoints Harry J. Pearce and Paul K. Sandness and each of them, proxies, with full power of substitution, to vote all Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at 11:00 a.m., Central Daylight Saving Time, April 28, 2015, at 909 Airport Road, Bismarck, ND, and at any adjournment(s) thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side. Your vote is important! Ensure that your shares are represented at the meeting. Either (1) submit your proxy by touch-tone telephone, (2) submit your proxy by Internet, or (3) mark, date, sign, and return this proxy card in the envelope provided (no postage is necessary if mailed in the United States). If no directions are given, the proxies will vote in accordance with the Directors’ recommendation on all matters listed on this proxy, and at their discretion on any other matters that may properly come before the meeting.

See reverse for voting instructions.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

INTERNET – www.proxypush.com/mdu Use the Internet to vote your proxy until 11:59 p.m. (CDT) on Monday, April 27, 2015.

TELEPHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CDT) on Monday, April 27, 2015.

MAIL – Mark, sign, and date your proxy card
and return it in the postage-paid envelope
provided, or return it to MDU Resources Group, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card.

    Please detach here

The Board of Directors Recommends a Vote “FOR” all nominees and “FOR” Items 2 and 3.

1.	Election of Directors:
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01.	Thomas Everist	☐	☐	☐	06.	Dennis W. Johnson	☐	☐	☐
02.	Karen B. Fagg	☐	☐	☐	07.	William E. McCracken	☐	☐	☐
03.	David L. Goodin	☐	☐	☐	08.	Patricia L. Moss	☐	☐	☐
04.	Mark A. Hellerstein	☐	☐	☐	09.	Harry J. Pearce	☐	☐	☐
05.	A. Bart Holaday	☐	☐	☐	10.	John K. Wilson	☐	☐	☐

2.	Ratification of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2015.	☐	For	☐	Against	☐	Abstain

3.	Approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES AND FOR ITEMS 2 AND 3.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.